                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                American Retirement Villas Properties III, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                [ARV LETTERHEAD]
                                           , 1998

                                                                          , 1998

Dear Holders of Units Representing Partnership Interests of American Retirement Villas Properties III, L.P:

     We are soliciting your consents (the "Consents"), as holders (the "Unitholders") of units representing limited partner interests (the "Units") of American Retirement Villas Properties III, L.P. (the "Partnership"), to the proposed sale (the "Proposed Transaction") of the Partnership's Cedar Villas, Pacific Villas and Villa Azusa senior apartment properties (the "Senior Apartment Properties") for a purchase price of no less than the Appraised Value (as defined in the attached Consent Solicitation Statement).

     The sale of the Senior Apartment Properties is subject to, among other things, the approval of the Unitholders of record as of November 1, 1998 (the "Notice Date"). If a majority of the Units represented by valid Consents returned to the Managing Partner vote in favor of the Proposed Transaction, the Partnership will proceed with the sale of the Senior Apartment Properties.

     The General Partners believe that it is in the best interest of the Unitholders to sell the Senior Apartment Properties for several reasons. Among the reasons, the General Partners believe that the Proposed Transaction provides Unitholders with an opportunity to liquidate a substantial portion of their investment and obtain a return on their investment in the time frame anticipated (seven to ten years) when the Partnership initially sold the Units. The General Partners also believe that selling the Senior Apartment Properties to a single purchaser in a single transaction results in reduced costs to the Partnership relative to a property by property sale. In addition, based on the information contained in the appraisals for the Senior Apartment Properties and the Managing Partner's knowledge of the industry and general economic conditions, the General Partners believe that this may be an opportune time to sell the Senior Apartment Properties.

     The sale of the Senior Apartment Properties may be disadvantageous to some Unitholders. The sale of the Senior Apartment Properties is a fully taxable transaction, and each Unitholder will recognize his or her allocable share of the taxable income or loss resulting from the Proposed Transaction. In addition, quarterly distributions received by Unitholders will no longer include profits from the Senior Apartment Properties, and Unitholders may be losing an opportunity to benefit from possible future improvement in the fair market value of the Senior Apartment Properties. Moreover, on a pro forma basis, assuming the Senior Apartment Properties had been sold on January 1, 1997, the Partnership would have reflected a net loss for the year ended December 31, 1997 and the six months ended June 30, 1998. In the event the Unitholders do not approve the Proposed Transaction, the Partnership will continue to own and operate the Senior Apartment Properties and will explore other opportunities to achieve liquidity for the Unitholders.

     The Managing Partner is soliciting the Consents on behalf of the Partnership and seeks your approval of the Proposed Transaction. The cost of this solicitation is being borne by the Partnership. Any questions about this Consent Solicitation or requests for copies of documents may be directed to the information agent, ACS Securities Services, Inc. at 5580 LBJ Freeway, Suite 230, Dallas, Texas 75240, telephone number (888) 215-9755.

     In order for you to participate in the Consent Solicitation, a duly executed and properly completed Consent must be delivered to the Partnership in accordance with the instructions set forth in the Consent and the Consent Solicitation Statement no later than 5:00 p.m. pacific standard time on
            , 1998, unless this Consent Solicitation is extended by the Managing Partner. Therefore, please complete, sign and date the enclosed Consent and return it in the prepaid envelope provided by the Partnership. Thank you in advance for your cooperation.

                                          Sincerely,

                                          [name]
                                          [title]

                   PRELIMINARY CONSENT SOLICITATION STATEMENT
                                           , 1998

                AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP
                              (THE "PARTNERSHIP")
                SOLICITATION OF CONSENT TO SELL A PORTION OF THE
                              PARTNERSHIP'S ASSETS

                                       BY

                           ARV ASSISTED LIVING, INC.
                              ("MANAGING PARTNER")
                         245 FISCHER AVENUE, SUITE D-1
                          COSTA MESA, CALIFORNIA 92626

To the Holders of Units Representing Limited Partnership
Interests of the Partnership (the "Unitholders"):

     We are soliciting your consents (the "Consents") to a proposed sale of the Partnership's Cedar Villas, Pacific Villas and Villa Azusa senior apartment properties (collectively, the "Senior Apartment Properties") for a purchase price of no less their appraised value (the "Proposed Transaction"). The following is important information regarding this Consent Solicitation in a question-and-answer format.

Q:  WHAT AM I BEING ASKED TO CONSENT TO?

     You are being asked to consent to the sale of the Senior Apartment Properties for a purchase price of no less than their appraised value, as determined by an independent appraiser. The Partnership has entered into three separate purchase agreements (the "Purchase Agreements") with Meta Housing Corporation ("Potential Purchaser") for the sale of the Senior Apartment Properties at an aggregate purchase price above the appraised value, and we believe that, if the Unitholders approve the Proposed Transaction, the Senior Apartment Properties will be sold to Potential Purchaser at such price. In addition, the Partnership entered into a letter of intent with United Housing and Community Service Corp., as representative of a joint venture with Kest Investment Co. ("Back-up Purchaser"), pursuant to which Back-up Purchaser offered to purchase the Senior Apartment Properties at a price above the appraised value in the event the Partnership did not close a transaction with Potential Purchaser. However, in case the Partnership is unable to close a transaction with either Potential Purchaser or Back-up Purchaser, we are requesting your consent to the sale of the Senior Apartment Properties to any purchaser (other than an affiliate of any General Partner of the Partnership (a "General Partner")) at a price at or above their appraised value. We are soliciting your Consent to sell to any non-affiliate because, in the event that the Partnership is unable to close a transaction with either the Potential Purchaser or Back-up Purchaser, we do not want to incur additional Partnership expenses by conducting another consent solicitation prior to selling the Senior Apartment Properties to another purchaser.

Q:  WHY DOES THE PARTNERSHIP WANT TO SELL THE SENIOR APARTMENT PROPERTIES?

     The General Partners believe that it is in the best interests of the Unitholders to sell the Senior Apartment Properties for several reasons. Among the reasons, the General Partners believe that the Proposed Transaction provides Unitholders with an opportunity to liquidate a substantial portion of their investment and obtain a return on their investment in the time frame anticipated (seven to ten years) when the Partnership initially sold the Units. The General Partners also believe that selling the Senior Apartment Properties to a single purchaser in a single transaction results in reduced costs to the Partnership relative to a property by property sale. In addition, based on the information contained in the appraisals for the Senior Apartment Properties and the Managing Partner's knowledge of the industry and general economic conditions, the General Partners believe that this may be an opportune time to sell the Senior Apartment Properties.

Q:  WHO IS SOLICITING MY CONSENT AND HOW WILL MY CONSENT BE SOLICITED?

     The Managing Partner of the Partnership is soliciting your Consent on behalf of the Partnership and seeks your approval of the Proposed Transaction. The Partnership has retained the services of ACS Securities Services, Inc. to manage the solicitation of Consents and to tabulate results. The Managing Partner's directors, officers and regular employees may also participate in the solicitation of Consents, but they will not receive any additional compensation for such participation. Consents may also be solicited by personal interview, mail and telephone. The costs relating to the solicitation of Consents will be borne by the Partnership.

Q:  FROM WHOM IS THE PARTNERSHIP SOLICITING CONSENTS?

     We are seeking the consent of all the Unitholders of record as of November 1, 1998 (the "Notice Date"). On the Notice Date, there were 1,784 Unitholders of record owning 18,666.48 units of limited partner interest in the Partnership (the "Units").

Q:  HOW MANY CONSENTS ARE NEEDED FOR APPROVAL OF THE PROPOSED TRANSACTION?

     The partnership agreement for the Partnership does not require the General Partners to obtain the consent of Unitholders in order to consummate the Proposed Transaction. Nevertheless, the Managing Partner is seeking to obtain Consents from the holders of more than 50% of the Units which vote in this Consent Solicitation prior to consummating the Proposed Transaction.

Q:  HOW DO I CONSENT?

     In order to consent to the Proposed Transaction, you must sign and date the enclosed consent card and return it in the prepaid envelope provided by the Partnership. You have the right to revoke your Consent any time up to 5:00 p.m.
pacific standard time on             , 1998 (the "Consent Date"), which date may
be extended by the Managing Partner.

Q:  HOW WILL THE SALE AFFECT UNITHOLDERS?

     If the Proposed Transaction is approved by the Unitholders, the Partnership intends to proceed with the sale of the Senior Apartment Properties to Potential Purchaser. In the event the sale to Potential Purchaser does not close, the Partnership intends to sell the Senior Apartment Properties to the Back-up Purchaser or another purchaser. In any event, the sale of the Senior Apartment Properties would be a fully taxable transaction, and each Unitholder would recognize his or her allocable share of the taxable income or loss resulting from the sale. In addition, quarterly distributions received by Unitholders will no longer include profits from the Senior Apartment Properties, and Unitholders may be losing an opportunity to benefit from future improvement in the fair market value of the Senior Apartment Properties.

Q:  WHAT IS THE APPRAISED VALUE OF THE SENIOR APARTMENT PROPERTIES?

     The Partnership retained the services of Senior Living Valuation Services, Inc., an independent appraiser which specializes in the valuation of senior retirement facilities (the "Appraisal Firm"), to determine the fair market value of the Senior Apartment Properties. According to the appraisal reports submitted by the Appraisal Firm (the "Appraisals"), the Senior Apartment Properties have a cumulative fair market value of $17,650,000 (the "Appraised Value").

Q:  WHAT WILL THE PARTNERSHIP DO IF THE PROPOSED TRANSACTION IS NOT APPROVED?

     In the event the Unitholders do not approve the Proposed Transaction, the Partnership will continue to own and operate the Senior Apartment Properties and will explore other opportunities to achieve liquidity for the Unitholders.

Q:  WHO CAN I CONTACT WITH QUESTIONS ABOUT THIS CONSENT SOLICITATION?

     Any questions about this Consent Solicitation or requests for copies of documents may be directed to the information agent, ACS Securities Services, Inc. at 5580 LBJ Freeway, Suite 230, Dallas, Texas 75240, telephone number (888) 215-9755.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS.............    5
SUMMARY OF THE TRANSACTION TO BE VOTED ON BY UNITHOLDERS....    5
  Transaction Summary.......................................    5
  Reasons for the Sale......................................    6
  Disadvantages of the Proposed Transaction.................    6
THE PARTNERSHIP.............................................    7
  Unitholders and General Partners..........................    7
  Management Fees...........................................    7
  Distributions.............................................    7
  Exit Strategy.............................................    8
  Market for the Units......................................    8
  Other Information About the Partnership...................    9
THE POTENTIAL PURCHASER.....................................    9
THE BACK-UP PURCHASER.......................................   10
ANALYSIS OF THE PROPOSED TRANSACTION........................   10
DISTRIBUTION OF PROCEEDS OF SALE............................   12
SUMMARY OF PURCHASE AGREEMENTS..............................   15
  Purchase Price............................................   15
  Conditions to Potential Purchaser's Performance...........   15
  Closing Date..............................................   15
  Closing Costs.............................................   15
  Representations and Warranties............................   15
SUMMARY OF LETTER OF INTENT.................................   16
INFORMATION CONCERNING PROPERTY APPRAISALS..................   16
  Real Estate Appraisals....................................   16
  Summary of Methodology....................................   16
  Conclusions as to Value...................................   19
  Assumptions, Limitations, and Qualification of the
     Appraisals.............................................   19
  Compensation and Material Relationships...................   19
THE SENIOR APARTMENT PROPERTIES.............................   20
SELECTED HISTORICAL FINANCIAL DATA..........................   21
UNAUDITED PRO FORMA BALANCE SHEET AS OF JUNE 30, 1998.......   22
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR
  ENDED DECEMBER 31, 1997...................................   23
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE SIX
  MONTHS ENDED JUNE 30, 1998................................   24
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   24
  Results of Operation......................................   24
  Liquidity and Capital Resources...........................   26
  Year 2000 Issue...........................................   26

                                                              PAGE
                                                              ----
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS...................   27
  General...................................................   27
  Partnership Status........................................   28
  Tax Consequences of the Proposed Transaction..............   28
  Distribution of Sale Proceeds.............................   30
APPROVAL BY UNITHOLDERS.....................................   30
  Vote Required.............................................   30
  Extension of Consent Date; Termination and Amendment......   31
  Dissenter's Rights........................................   31
  Revocation................................................   31
  Method of Solicitation....................................   31

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     This Consent Solicitation Statement may include forward-looking statements. These statements appear in a number of places in this Consent Solicitation Statement, including "Summary of the Transaction to be Voted on by Unitholders," "The Partnership -- Distributions," "Analysis of the Proposed Transaction" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and include statements regarding the intent, belief and current expectations of the Partnership and its Managing Partner. Forward-looking statements involve a number of risks and uncertainties. Accordingly, a number of factors could cause actual results, performance, achievements of the Partnership, or industry results to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. These factors include, but are not limited to: (i) changes in the competitive environment in which the Partnership operates, (ii) uncertainties as to the Partnership's ability to attract tenants at each of the properties in its portfolio, (iii) the ability of the Managing Partner to attract and retain qualified personnel, (iv) the ability of the Partnership to maintain or increase revenues and to generate sufficient income to make rent and loan payments, (v) whether Proposed Purchaser purchases the Senior Apartment Properties, and (vi) uncertainties relating to general economic conditions. While forward-looking statements reflect the Partnership's good faith beliefs and best judgment based on current information, Unitholders are cautioned that forward-looking statements are not guarantees of future performance or results, and that actual performance or results may differ materially. Accordingly, Unitholders are cautioned not to place undue reliance on forward-looking statements. In evaluating forward-looking statements, Unitholders should specifically consider the various factors which could cause actual performance or results to differ materially from those indicated by such statements.

                   SUMMARY OF THE TRANSACTION TO BE VOTED ON
                                 BY UNITHOLDERS

     The Managing Partner, on behalf of the Partnership, is soliciting the Consents with respect to the Proposed Transaction. The following is a summary of the Proposed Transaction.

TRANSACTION SUMMARY

     If the sale of the Senior Apartment Properties is approved by a majority of the Unitholders who vote in this Consent Solicitation, the Partnership intends to sell the Senior Apartment Properties either to Potential Purchaser, Back-up Purchaser or another third-party purchaser. In any event, the Partnership will not sell the Senior Apartment Properties for a price below the Appraised Value. The proceeds of sale of the Senior Apartment Properties will be disbursed in accordance with the terms of the Partnership Agreement. Following the sale of the Senior Apartment Properties, the Partnership will continue to own and operate three assisted living facilities: Bradford Square, Chandler Villas and Villa Las Posas.

     The Partnership has entered into the Purchase Agreements with Potential Purchaser pursuant to which Potential Purchaser has agreed to purchase the Senior Apartment Properties for an aggregate of $18,250,000 in cash (the "Proposed Price"), subject to certain closing conditions. In addition, the Partnership entered into a letter of intent with Back-up Purchaser pursuant to which Back-up Purchaser offered to purchase the Senior Apartment Properties for $17,850,000 in cash in the event Potential Purchaser fails to close the purchase pursuant to the Purchase Agreements.

     The purchase prices offered by Potential Purchaser and Back-up Purchaser for the Senior Apartment Properties are $600,000 and $200,000, respectively, more than the Appraised Value. If the Unitholders approve the Proposed Transaction and the Partnership is unable to consummate a sale with Potential Purchaser or the Back-up Purchaser, the Partnership intends to sell the Senior Apartment Properties to another purchaser at a price at or above the Appraised Value ($17,650,000).

     The General Partners believe that the Proposed Transaction is fair and offers Unitholders an opportunity to realize immediate liquidity and return on a substantial portion of their investment. If the Senior Apartment Properties are sold to Potential Purchaser at the Proposed Price, the net proceeds from the sale available for distribution to Unitholders will be approximately $6,934,455 (approximately $370 per Unit). If the Senior

Apartment Properties are sold for the Appraised Value, the net proceeds from the sale available for distribution to Unitholders will be approximately $6,340,455 (approximately $340 per Unit).

REASONS FOR THE SALE

     The General Partners believe that the Proposed Transaction is fair to the Unitholders for the following reasons:

     - The Proposed Transaction offers the Unitholders an opportunity to liquidate a substantial portion of their investment in the Partnership and obtain a return of cash in the time frame anticipated (seven to ten years) when the Units were initially sold by the Partnership. The presently available alternative by which Unitholders may liquidate their investment in the Partnership is to transfer Units on the secondary market. The General Partners believe that the consideration Unitholders might receive for a sale of the Units on the secondary market would be less than the proceeds to be distributed as a result of the Proposed Transaction. See "The Partnership -- Market for Units" and "Distribution of the Proceeds of Sale."

     - The sale of the Senior Apartment Properties as a portfolio of properties in the Proposed Transaction results in reduced costs to the Partnership relative to a property by property sale. Cost savings include reduced brokerage commissions, escrow fees and legal fees. See "Analysis of the Transaction."

     - The Partnership engaged the services of the Appraisal Firm, an independent appraiser which specializes in the valuation of senior retirement facilities, to determine the fair market value of the Senior Apartment Properties. See "Information Concerning Property Appraisals." The purchase prices offered by Potential Purchaser and Back-up Purchaser are $600,000 and $200,000, respectively, more than the Appraised Value of the Senior Apartment Properties, and, in the event the Partnership does not sell the Senior Apartment Properties to Potential Purchaser or Back-up Purchaser, the Partnership will not sell the Senior Apartment Properties for a purchase price below the Appraised Value.

     - Based on information provided by the Appraisal Firm and the Managing Partner's knowledge of the industry and general economic conditions, the General Partners believe that this may be an opportune time to sell the Senior Apartment Properties. The Senior Apartment Properties have achieved more or less stabilized occupancy and have improved operations during the last two years. See "The Senior Apartment Properties" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

DISADVANTAGES OF THE PROPOSED TRANSACTION

     In making their decision whether to vote in favor of the Proposed Transaction, the Unitholders should consider the following:

     - The sale of the Senior Apartment Properties is a fully taxable transaction, and each Unitholder will recognize his or her allocable share of the taxable income or loss resulting from the Proposed Transaction. See "Certain Federal Income Tax Considerations."

     - Quarterly distributions received by Unitholders will no longer include profits from the Senior Apartment Properties, and Unitholders may be losing an opportunity to benefit from possible future improvement in the fair market value of the Senior Apartment Properties. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Distribution of the Proceeds of Sale." Moreover, on a pro forma basis, assuming the Senior Apartment Properties had been sold on January 1, 1997, the Partnership would have reflected a net loss for the year ended December 31, 1997 and the six months ended June 30, 1998. See "Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 1997" and "Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 1998."

     - The expenses of the Partnership will not be significantly reduced by the sale of the Senior Apartment Properties, and the revenue from the Senior Apartment Properties will no longer be available to pay those expenses.

                                THE PARTNERSHIP

     The Partnership is a California limited partnership which was formed in September 1989. The Partnership raised approximately $18,660,000 from the sale of 18,666.48 Units at $1,000 per Unit in a registered public offering of the Units completed in December 1992. The Partnership received net proceeds from the offering totaling approximately $16,800,000. The Partnership invested the net proceeds from the offering to purchase fee interests in four assisted living facilities (one of which the Partnership sold in December of 1993) and three senior apartment facilities. The Partnership also used the remaining portion of the net proceeds from the offering to pay fees to the General Partners as authorized by the Partnership Agreement.

UNITHOLDERS AND GENERAL PARTNERS

     As of November 1, 1998, there were 1,784 Unitholders of record owning 18,666.48 Units. The Managing Partner owns approximately 58.34 Units. The remaining General Partners do not own or control any Units. No person is known by the Partnership to own beneficially more than 5% of the outstanding Units.

     The General Partners are the Managing Partner, Gary L. Davidson, John A. Booty, David P. Collins, John S. Jason and Tony Rota. John A. Booty and David P. Collins are Directors of the Managing Partner and, on a combined basis, owned approximately 6.9% of the shares of the Managing Partner as of September 30, 1998.

     The Partnership Agreement provides that the General Partners own a 1% interest in the Partnership's profits, losses and distributions but does not specify how that interest is to be divided among the General Partners. By agreement of the General Partners, the five individual General Partners each own a .198% interest in the Partnership's profits, losses and distributions and the Managing Partner owns a .01% interest in the Partnership's profits, losses and distributions.

MANAGEMENT FEES

     The General Partners currently receive 5% of gross revenues from operations of the Partnership's properties (the "Property Management Fee") pursuant to the Partnership Agreement. In 1997, 1996 and 1995, the General Partners received $316,000, $298,000, and $280,000, respectively, for managing the Partnership's properties (of which $117,000, $117,000 and $121,000, respectively, were attributable to the Senior Apartment Properties). For the nine months ended September 30, 1998, the Partnership paid a Property Management Fee of approximately $345,000 for all six of the Partnership's properties (of which $92,000 was attributable to the Senior Apartment Properties). In addition, the General Partners are entitled to receive a partnership management fee of 10% of cash flow before distribution (the "Partnership Management Fee"), but the fee is subordinated to a quarterly, noncumulating distribution to Unitholders in an amount equal to an annualized return of 7.5% of capital contributions allocated to each of the Partnership's properties. In 1997, 1996 and 1995, the General Partners received Partnership Management Fees totaling $119,000, $112,000 and $92,000, respectively (of which $49,000, $52,000 and $46,000, respectively, were attributable to the Senior Apartment Properties). For the nine months ended September 30, 1998, the General Partners received Partnership Management Fees totaling $146,000 (of which $48,000 was attributable to the Senior Apartment Properties).

DISTRIBUTIONS

     For the period from inception of the Partnership through August 15, 1998, cash distributions have totaled $356.25 per Unit based on the weighted number of Units outstanding over the life of the Partnership. A summary of distributions over the last five years is as follows.

                   ANNUAL DISTRIBUTIONS PAID PER $1,000 UNIT

                                                   1993     1994      1995     1996    1997   1998(1)
                                                  ------   -------   ------   ------   ----   -------
Distributions(2)................................  $34.45   $150.71   $15.03   $25.02   -0-    $31.25
Return of Capital(3)............................  $34.45   $150.71   $15.03      -0-   -0-    $24.56

---------------
(1) First and second quarter distribution only

(2) Distributions per weighted average of all Units outstanding

(3) $224.75 of distributions per Unit over the last five years represent a return of capital on a GAAP basis, while the distributions made in 1996 and 1998 in the amounts of $25.02 and $6.69, respectively, represent a distribution of earnings

     The numbers set forth above are for an average Unit and assume quarterly, rather than monthly, distributions.

     The sum of the $356.25 per Unit distributions since the inception of the Partnership (based on the weighted number of Units outstanding over the life of the Partnership) and the estimated distribution of proceeds of sale from a sale of the Senior Apartment Properties at the Proposed Price and the Appraised Value of approximately $370 and $340 per Unit, respectively, will result in a return of approximately $726.25 and $696.25, respectively, of the original $1,000 investment per Unit invested by each initial Unitholder. Through August 15, 1998, Unitholders had received aggregate distributions totaling approximately $6,556,342. If the Senior Apartment Properties are sold at the Appraised Value, the aggregate distributions to Unitholders over the life of the Partnership would be approximately $12,896,797 on the original total investment of approximately $18,660,000. The Partnership will continue to own the remaining three assisted living facilities in its portfolio. The Partnership anticipates making additional distributions in the future as a result of the continued operation of the remaining three assisted living facilities, although there can be no assurance as to the timing or amounts of any such future distributions.

EXIT STRATEGY

     At the time the Units were sold, the Partnership was expected to operate the facilities for seven to ten years from acquisition, but a definite timetable to sell the Properties was not established. The Proposed Transaction offers an exit strategy for the three Senior Apartment Properties. In addition, in July 1998, the Board of Directors of the Managing Partner approved the refinancing of the Partnership's three assisted living communities. This refinancing is expected to allow the Partnership to take advantage of the lower interest rates available in the current environment and to provide a return of capital to the Unitholders by borrowing against the increased value of these properties. The Managing Partner will continue to consider other exit strategies in regards to the three assisted living facilities, and expects to continue operating the three assisted living facilities. See "Analysis of the Transaction." and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

MARKET FOR THE UNITS

     If the Proposed Transaction is approved by the Unitholders, the net proceeds of sale will be distributed and the Partnership will continue to operate the three assisted living facilities. Nonetheless, because one exit strategy of Unitholders has been and remains the sale of Units on the secondary market, information concerning such secondary market sales follows so that Unitholders may compare such a strategy with the return offered by the Proposed Transaction and continuing ownership of Units.

     The Units are not listed on a national or regional securities exchange or quoted on the NASDAQ system, and there is no established public trading market for the Units. Secondary sales activity for the Units has been limited and sporadic. The Managing Partner monitors transfers of the Units (a) because the admission of the transferee as a substitute limited partner requires the consent of the General Partners under the Partnership Agreement, and (b) in order to track compliance with safe harbor provisions to avoid treatment as a "publicly traded partnership" for tax purposes.

     Set forth in the following table is certain information regarding sale transactions in the Units. Because the information regarding sale transactions in the Units included in the table below does not reflect sufficient activity to cause the prices shown to be representative of the value of the Units, such information should not be relied upon as indicative of the ability of Unitholders to sell their Units in secondary sale transactions or as to the prices at which such Units may be sold. Therefore, the information presented should not be relied upon by Unitholders in determining how to vote their Consent.

     The distribution of the proceeds of sale from a sale of the three Senior Apartment Properties at the Proposed Price and the Appraised Value are estimated to equal $370 and $340 per Unit, respectively. The secondary market price per Unit during the first nine months of 1998 ranged from $350 to $650. The Managing Partner believes that because the Proposed Transaction will not include the sale of all of the Partnership's properties it may be misleading to compare secondary sales activity for the sale of Units to the net proceeds of sale. In addition, the Managing Partner does not believe that the secondary sale prices of the Units accurately reflect the value of the assets of the Partnership because secondary sale prices are adversely affected by a variety of factors unrelated to the value of the assets of a limited partnership. Limited partner interests are generally traded on a sporadic basis. Sale prices can vary dramatically based on the number of interests sold at once or over time. Additionally, the Tax Reform Act of 1986 contained provisions which caused limited partnerships to place restrictions on transfers of interests in order to avoid taxation of income at the partnership and partner levels. Accordingly, limited partnerships have not been well received by investors and secondary sale prices have been adversely affected.

     The Managing Partner provides the following information regarding the sale transactions (i.e., excluding transactions believed to be between related parties, family members or the same beneficial owner) reported to it by selling Unitholders.

                    SECONDARY MARKET PARTNERSHIP UNIT SALES
                FROM JANUARY 1, 1994 THROUGH SEPTEMBER 30, 1998
                       AS TRACKED BY THE MANAGING PARTNER

                                                                 NUMBER OF UNITS
                                                                 FOR WHICH SALE
                    PERIOD                       HIGH   LOW    PRICES WERE TRACKED
                    ------                       ----   ----   -------------------
1994...........................................  $539   $475           46.5
1995...........................................   455    385           51.2
1996...........................................   435    265           72.4
1997...........................................   575    250          565.0
1998 (through September 30, 1998)..............   650    350          305.2

OTHER INFORMATION ABOUT THE PARTNERSHIP

     The Partnership is subject to the information disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Partnership may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549 and its regional offices. Copies of such information also can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549 at rates prescribed by the Commission, or by visiting the Commission's Internet website at www.sec.gov. The Partnership's Commission file number is 0-26470.

                            THE POTENTIAL PURCHASER

     Potential Purchaser, Meta Housing Corporation, is a closely held real estate development and consulting company, which develops, rehabilitates and owns affordable residential real estate and advises other entities. Potential Purchaser currently manages approximately $75 million of independent senior housing facilities similar to the Senior Apartment Properties. Potential Purchaser has been engaged in the financing, development, construction and property management of senior housing since 1969. It has developed more than 7,000 single family and multifamily residential units. Potential Purchaser's address is 4100 West Alameda Avenue, Suite 205, Burbank, California 91505.

     Potential Purchaser is not affiliated with any of the General Partners or their affiliates, except that John M. Huskey, a principal of Potential Purchaser, is also a principal in Urban Housing Systems, Inc., a closely held corporation that currently subcontracts management services to the Managing Partner.

                             THE BACK-UP PURCHASER

     Back-up Purchaser is a joint venture between two closely held housing companies, United Housing and Community Services Corporation and Kest Investment Co. United Housing and Community Services Corporation is incorporated as a non-profit, public benefit corporation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and is governed by a volunteer board of directors. Formed in 1974, United Housing and Community Services Corporation provides affordable housing and creates community programs that serve the needs of senior citizens and low-income families. The address of United Housing and Community Services Corporation is 6855 Santa Monica Boulevard, Suite 410, Los Angeles, California 90038. Kest Investment Co. is a residential real estate development company and is located at 5150 Overland, Culver City, California 90230.

     The two entities forming the Back-up Purchaser are not affiliated with any of the General Partners or their affiliates.

                      ANALYSIS OF THE PROPOSED TRANSACTION

     In the course of evaluating the merits of the Proposed Transaction, the Managing Partner obtained the Appraisals from the Appraisal Firm. The executive summaries of the Appraisals are attached hereto as Appendix A. The Appraisals were prepared in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice. The Appraisal Firm estimated the market value of each of the Senior Apartment Properties as a going concern based on the Appraisal Firm's investigation of the general economy of the industry, supply and demand factors, comparable land and property sales, competitive property rents and occupancy and consideration of the value of each of the Senior Apartment Properties under the Cost Approach, Income Approach and Sales Comparison Approach, as those approaches are defined by the Uniform Standards of Professional Appraisal Practice. A more complete description of the Appraisal Firm's methodology is provided below under the section titled "Information Concerning Property Appraisals."

     According to the Appraisals, the fair market value of each of the Senior Apartment Properties, as of July 24, 1998, was as follows:

                SENIOR APARTMENT PROPERTIES                   APPRAISED VALUE
                ---------------------------                   ---------------
Cedar Villas................................................    $ 4,975,000
Pacific Villas..............................................    $ 6,650,000
Villa Azusa.................................................    $ 6,025,000
                                                                -----------
          Total Value.......................................    $17,650,000
                                                                ===========

     Unitholders may review the Appraisals in their entirety by visiting the Managing Partner's primary business offices in Costa Mesa, California during regular business hours or may obtain copies of the Appraisals by mail by sending a written request to the Managing Partner. The Appraisals are subject to certain limiting conditions and assumptions discussed in "Information Concerning Property Appraisals" and should be used only as one factor among many in each Unitholder's independent decision whether to approve the Proposed Transaction.

     In late July and early August 1998, the Managing Partner received inquiries from several real estate brokers regarding the possible sale of the Senior Apartment Properties. In response, the Managing Partner solicited offers to purchase the Senior Apartment Properties, and thereafter received offers to purchase from four prospective purchasers. On August 18, 1998, the Managing Partner issued a master counteroffer to each of the four prospective purchasers which set forth certain terms and conditions upon which the Partnership would sell the Senior Apartment Properties.

     On September 4, 1998, Potential Purchaser accepted the terms of the counteroffer and entered into a letter of intent with the Partnership. On August 21, 1998, Back-up Purchaser made a counteroffer to the Partnership's master counteroffer. On September 23, 1998, the Partnership and Back-up Purchaser entered into a letter of intent pursuant to which Back-up Purchaser agreed to purchase the Senior Apartment Properties for a purchase price of $17,850,000 in the event Potential Purchaser fails to close its purchase transaction. No other parties agreed to accept the terms of the counteroffer or subsequently made any counters to the counteroffer.

     On October 26, 1998, Potential Purchaser and the Partnership entered into the Purchase Agreements in the forms attached to this Consent Solicitation Statement as Appendix B. Since the Managing Partner believed that the purchase prices offered by Potential Purchaser and Back-up Purchaser were fair, the Managing Partner did not solicit any further offers from prospective purchasers.

     In analyzing the sale of the Senior Apartment Properties, the General Partners took into consideration the cost savings that would result from a sale of the Senior Apartment Properties to a single purchaser in a single transaction as opposed to individual sales of the Senior Apartment Properties at different times to different purchasers. These savings include reduced brokerage commissions, escrow and legal fees, and other savings.

     In deciding how to vote, Unitholders should also consider that while the Partnership could continue to hold the Senior Apartment Properties for several more years in the hope that the Senior Apartment Properties may increase in value, the Proposed Transaction, at a minimum, offers the Unitholders a present opportunity to liquidate a portion of their investment in the Partnership at or above the Appraised Value.

     If the Unitholders approve the Proposed Transaction, the sale of the Senior Apartment Properties would be a fully taxable transaction and each Unitholder would recognize his or her allocable share of the taxable income or loss resulting from the Proposed Transaction. See "Certain Federal Income Tax Considerations." As described in "Certain Federal Income Tax Considerations," any gain recognized on the sale of the Senior Apartment Properties generally will be treated as passive activity income under the passive activity loss rules of Section 469 of the Code. As such, Unitholders may be able to use any unused "passive activity loss" to offset all or a portion of such income. Since the inception of the Partnership through December 31, 1997, the Partnership has allocated to Unitholders approximately $223 per Unit of net losses. Such losses would be "passive activity losses" for Unitholders who have not materially participated in the activity in which the Partnership is engaged. The actual amount of income, gain and loss to be recognized by Unitholders upon the sale of the Senior Apartment Properties will depend upon the actual facts relating to such sale, and upon each Unitholder's personal tax situation.

     In the event the Proposed Transaction is not approved by the Unitholders, the Partnership will continue to own and operate the Senior Apartment Properties. As opportunities arise, the General Partners may pursue strategies to increase the Unitholders' liquidity, including refinancing existing indebtedness to take advantage of lower interest rates or to pay greater distributions, borrowing additional funds secured by some or all of the Senior Apartment Properties to pay larger distributions, or soliciting offers for the sale of one, some or all of the Senior Apartment Properties. By continuing to own and operate the Senior Apartment Properties, the Partnership would continue to earn income on the Senior Apartment Properties and make distributions to the Unitholders. The Partnership would also benefit from any increase in the value of the Senior Apartment Properties over time.

EACH UNITHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO THE VOTE REQUESTED BY THIS CONSENT SOLICITATION STATEMENT BASED UPON A NUMBER OF FACTORS INCLUDING THE UNITHOLDER'S FINANCIAL POSITION, NEED OR DESIRE FOR LIQUIDITY, OTHER FINANCIAL OPPORTUNITIES AND TAX POSITION.

                        DISTRIBUTION OF PROCEEDS OF SALE

     Under the Partnership Agreement, "Proceeds of Sale" is defined as the net proceeds from the sale of the Partnership's assets other than in the ordinary course of business less expenses paid by the Partnership in connection with the transaction and any amount which the Managing Partner reasonably determines should be retained by the Partnership for operating expenses, contingency reserves or further project development. The actual Proceeds of Sale available for distribution will depend on the amount of encumbrances on the Senior Apartment Properties and other of the Partnership's liabilities to be satisfied out of the purchase price received.

     As of June 30, 1998, the Partnership's liabilities totaled $24,162,000, including mortgages and encumbrances totaling $10,751,000 on the Senior Apartment Properties. The expenses of this Consent Solicitation will be borne by the Partnership and are estimated at $398,500, which includes legal and accounting fees and expenses ($50,000), closing costs ($300,000), costs of appraisals ($13,500), printing and distribution of the Consent Solicitation Statement ($10,000) and the costs of a ballot service to count the ballots ($25,000).

     On December 15, 1998, the anticipated date for the close of the Proposed Transaction with Potential Purchaser (although the closing of the Proposed Transaction may occur as late as January 24, 1999), the Proceeds of Sale from a sale of the Senior Apartment Properties at the Proposed Price and the Appraised Value are estimated to be as follows:

                     CALCULATION OF ESTIMATED SALE PROCEEDS

                                                    SALE AT            SALE AT
                                                 PROPOSED PRICE    APPRAISED VALUE
                                                 --------------    ---------------
Sales Price....................................   $ 18,250,000      $ 17,650,000
Closing Costs..................................       (300,000)         (300,000)
Debt/Encumbrances*.............................    (10,647,000)      (10,647,000)
Solicitation costs.............................        (25,000)          (25,000)
Printing and Mailing...........................        (10,000)          (10,000)
Appraisal......................................        (13,500)          (13,500)
Contingencies..................................       (200,000)         (200,000)
Legal and Accounting...........................        (50,000)          (50,000)
                                                  ------------      ------------
          Total Value..........................   $  7,004,500      $  6,404,500
                                                  ============      ============

---------------
* As of June 30, 1998, encumbrances totaled $10,751,000. The amount of encumbrances which will be outstanding as of December 15, 1998 is $10,647,000, assuming timely payment of monthly amounts due.

     The following example illustrates how the Proceeds of Sale would be distributed following the sale of the Senior Apartment Properties at the Proposed Price and the Appraised Value in accordance with the terms of the Partnership Agreement.

     Given reserves, expenses, encumbrances and other Partnership liabilities totaling approximately $11,245,500, the Proceeds of Sale from a sale at the Proposed Price and the Appraised Value available for distribution would be approximately $7,004,500 and $6,404,500, respectively, and would be distributed as follows:

     - First, the available Proceeds of Sale would be distributed 99% to the Unitholders until an amount which, when added to prior cash distributions to the Unitholders, would provide them with a return of their entire capital contribution, and 1% to the General Partners. Under this formula,
       (i) in the case of a sale at the Proposed Price, the Unitholders would receive a total priority distribution of approximately $6,934,455 (or approximately $370 per Unit), and the General Partners would receive $70,045, and (ii) in the case of a sale at the Appraised Value, the Unitholders would receive a total priority distribution of approximately $6,340,455 (or approximately $340 per Unit), and the General Partners would receive $64,045;

     - Second, the available Proceeds of Sale would be distributed 99% to the Unitholders and 1% to the General Partners until: (i) those Unitholders who invested during the first three months after the Managing Partner accepted the first subscription have received a preferred return of 10% interest per annum cumulative (but not compounded) from the date of such Unitholder's investment through the date of the distribution of the Proceeds of Sale; (ii) those Unitholders who invested from the first day of the fourth month until the last day of the sixth month after the Managing Partner accepted the first subscription have received a preferred return of 9% per annum cumulative (but not compounded) from the date of such Unitholder's investment through the date of the distribution of the Proceeds of Sale; and (iii) all other Unitholders have received a preferred return of 8% per annum cumulative (but not compounded) from the date of such Unitholder's investment through the date of the distribution of the Proceeds of Sale; and

     - Third, any balance remaining from the available Proceeds of Sale would be distributed 15% to the General Partners and 85% to the Unitholders.

     Because the Proceeds of Sale from a sale at either the Proposed Price or the Appraised Value will not be sufficient to return the Unitholders' original investment, no distribution will be made under the second and third provisions discussed above.

     The above amounts estimate the approximate amount that would be distributed from the Proceeds of Sale following the Proposed Transaction assuming a sale at the Proposed Price or the Appraised Value, but no assurance can be made in this regard. The actual amounts resulting from the Proposed Transaction cannot be determined until the time of sale and may vary from the amounts used in the examples.

     If the Unitholders approve the Proposed Transaction and the Partnership sells the Senior Apartment Properties, the Partnership will continue to operate its remaining three assisted living facilities. The Partnership will not receive any income from the Senior Apartment Properties following the sale, but will also no longer bear any expenses for the Senior Apartment Properties.

     If the Proposed Transaction is approved, many of the Partnership's expenses will not be significantly affected by the sale of the Senior Apartment Properties. Those expenses include the cost of audits and tax return preparation, required SEC filings, and mailings and communications with the Unitholders. While these expenses will be ongoing, they will be spread over a smaller asset base if the Proposed Transaction is approved and a sale of the Senior Apartment Properties is completed because the costs will be deducted from the income of only the remaining three assisted living properties, rather than spread out over the six properties currently in the Partnership's portfolio.

     The Partnership will pay substantially less in fees to the General Partners following the sale of the Senior Apartment Properties because both the Property Management Fee and the Partnership Management Fee are based on cash flow on a property by property basis. Because there will be three fewer properties once the Senior Apartment Properties are sold, the fees paid to the General Partners will decrease accordingly. See "The Partnership -- Management Fee."

     Total distributions of Proceeds of Sale from a sale of the Senior Apartment Properties at the Proposed Price and the Appraised Value are anticipated to be approximately $6,934,455 and $6,340,455, respectively, to the Unitholders (approximately $370 and $340 per Unit, respectively), and $70,045 and $64,045, respectively, to the General Partners. Based on the Proposed Price, the Managing Partner has estimated that, for federal income tax purposes, taxable Unitholders will have ordinary income of approximately $0.41 per Unit and Section 1231 gain of approximately $167 per Unit under the 25% tax rate and $122 per Unit under the 20% tax rate, and tax-exempt Unitholders will have an ordinary gain of approximately $0.23 per Unit and Section 1231 gain of approximately $97 per Unit under the 25% tax rate and $71 per Unit under the 20% tax rate, for the Partnership's 1998 tax year, assuming in each case that the Unitholders purchased their Units for cash in the initial offering of such Units. Based on the Appraised Value, the Managing Partner has estimated that, for federal income tax purposes, taxable Unitholders will have ordinary income of approximately $0.45 per Unit and Section 1231 gain of approximately $180 per Unit under the 25% tax rate and $109 per Unit under the 20% tax rate, and tax-exempt Unitholders will have an ordinary gain of approximately $0.16 per Unit and

Section 1231 gain of approximately $62 per Unit under the 25% tax rate and $37 per Unit under the 20% tax rate, for the Partnership's 1998 tax year, assuming in each case that the Unitholders purchased their Units for cash in the initial offering of such Units. See "Certain Federal Income Tax Considerations." The above estimates are based on actual nine month figures and annualized through the remainder of the tax year. Any gain recognized on the sale of the Senior Apartment Properties generally will be treated as passive activity income under the passive activity loss rules of Section 469 of the Code. As such, Unitholders may be able to use any unused passive activity losses to offset all or a portion of the income. From the inception of the Partnership through December 31, 1997, the Partnership allocated to taxable Unitholders who purchased their Units for cash in the initial offering of such Units approximately $223 per Unit of net losses. Such losses would be passive activity losses for Unitholders who have not materially participated in the activity in which the Partnership is engaged. The actual amount of income, gain and loss to be recognized by the Unitholders upon the sale by the Partnership of the Senior Apartment Properties will depend upon the actual facts relating to such sale, and upon each Unitholder's personal tax situation. See "Certain Federal Income Tax Considerations."

     For the period from inception of the Partnership through August 15, 1998, cash distributions from operations have totaled approximately $6,556,342 or $356.25 per Unit (based on the weighted number of Units outstanding over the life of the Partnership). The sum of the $356.25 per Unit distributions from operations since the inception of the Partnership and the distribution of Proceeds of Sale from a sale at the Appraised Value of approximately $340 per Unit will result in a total return to Unitholders of approximately $696.25 per original $1,000 investment per Unit paid by each initial Unitholder.

     No distributions from operations for the third quarter of 1998 have been made. The Partnership anticipates paying third quarter distributions from operations on the usual scheduled date of November 15, 1998.

                         SUMMARY OF PURCHASE AGREEMENTS

     THE DESCRIPTION OF THE TERMS OF THE PURCHASE AGREEMENTS AND RELATED DOCUMENTS SET FORTH BELOW DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY, AND MADE SUBJECT TO, THE MORE COMPLETE AND DETAILED INFORMATION SET FORTH IN THOSE CERTAIN PURCHASE AND SALE AGREEMENTS AND JOINT ESCROW INSTRUCTIONS DATED, IN EACH CASE, AS OF OCTOBER 26, 1998, THE FORMS OF WHICH IS ATTACHED AS APPENDIX B.

     Potential Purchaser has agreed, subject to the terms and conditions set forth in the Purchase Agreements, to purchase the Senior Apartment Properties. The transactions are conditioned on, among other things, approval of the Unitholders and satisfactory completion of Potential Purchaser's due diligence review of the Senior Apartment Properties. The closing of the purchase of the Senior Apartment Properties is expected to occur on or before January 24, 1999.

PURCHASE PRICE

     Subject to the terms and conditions of the Purchase Agreements, Potential Purchaser has agreed to purchase the Senior Apartment Properties, including the land and all rights, titles and appurtenant interests, the improvements, the fixtures, the personal property and certain intangible property, for the Proposed Price, $18,250,000. The Proposed Price is allocated among the three Senior Apartment Properties as follows: Cedar Villas, $5,100,000; Pacific Villas, $6,900,000; and Villa Azusa, $6,250,000.

CONDITIONS TO POTENTIAL PURCHASER'S PERFORMANCE

     Potential Purchaser's obligation to purchase the Senior Apartment Properties is conditioned upon, among other things, Potential Purchaser's approval of the following: an inspection of the Senior Apartment Properties with respect to the physical condition thereof; an environmental assessment of the Senior Apartment Properties; structural, mechanical and engineering reports concerning the Senior Apartment Properties; an independent appraisal of the Senior Apartment Properties undertaken by an appraiser retained by Potential Purchaser; receipt of evidence of compliance with all building codes, zoning ordinances and other governmental entitlements as necessary for the operation of the Senior Apartment Properties as senior apartment facilities; and all consents necessary for the transfer of any intangible property to Potential Purchaser. Potential Purchaser has the right to waive any of the above conditions.

CLOSING DATE

     The closing date (the "Closing Date") for the transaction with Potential Purchaser is estimated to be on or before January 24, 1999. The Partnership may extend the Closing Date for an additional thirty (30) days.

CLOSING COSTS

     The Partnership is required to pay the following closing costs: all state, municipal and other documentary, transfer, sales, or use taxes in connection with the transaction with Potential Purchaser; all expenses of or related to the issuance of a standard owner's title policy in favor of Potential Purchaser; one-half of the escrow fees and charges; all recording and filing fees; the Partnership's legal, accounting and other professional fees and expenses; and the cost of all instruments and documents required to be delivered by the Partnership. The Partnership is also required to pay all existing encumbrances on the Senior Apartment Properties. All prorations to be made with respect to the income and expenses of the Senior Apartment Properties are required to be made between the Partnership and Potential Purchaser.

     The Partnership will be required to pay a sales commission equal to one and one-half percent (1.5%) of the Proposed Price to Barry Powell Real Estate Investment Company, Inc., the real estate broker representing Potential Purchaser.

REPRESENTATIONS AND WARRANTIES

     The Partnership and the Managing Partner will make certain representations and warranties with respect to the Senior Apartment Properties regarding, among other things, title, the availability of utilities, compliance with land use regulations and other laws, environmental matters, the absence of special hazards, the receipt of the necessary approvals, zoning and the absence of litigation.

                          SUMMARY OF LETTER OF INTENT

     THE DESCRIPTION OF THE TERMS OF THE LETTER OF INTENT BETWEEN THE PARTNERSHIP AND BACK-UP PURCHASER SET FORTH BELOW DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY, AND MADE SUBJECT TO, THE MORE COMPLETE AND DETAILED INFORMATION SET FORTH IN THE LETTER OF INTENT ENTERED INTO ON SEPTEMBER 23, 1998, THE FORM OF WHICH IS ATTACHED AS APPENDIX C.

     On September 23, 1998, Back-up Purchaser and the Partnership entered into a non-binding letter of intent pursuant to which Back-up Purchaser has agreed, subject to certain conditions set forth in the letter of intent, to purchase the Senior Apartment Properties for $17,850,000 in the event the Partnership does not sell the Senior Apartment Properties to Potential Purchaser. If the Partnership does not sell the Senior Apartment Properties to Potential Purchaser, the letter of intent provides that the Partnership and Back-up Purchaser will enter into a definitive purchase agreement. Back-up Purchaser's obligation to purchase the Senior Apartment Properties is conditioned upon, among other things, Back-up Purchaser's satisfactory completion of its due diligence review of the Senior Apartment Properties.

                   INFORMATION CONCERNING PROPERTY APPRAISALS

REAL ESTATE APPRAISALS

     The Partnership engaged Senior Living Valuation Services, Inc. to appraise the Senior Apartment Properties. Accordingly, the Appraisal Firm prepared and delivered written reports of its analysis and appraisal, based upon the review, analysis, scope and limitations described therein, as to the fair market value of the Senior Apartment Properties as of July 24, 1998. The Partnership selected the Appraisal Firm because of its experience and reputation in appraising senior apartment facilities and its familiarity with the Senior Apartment Properties. The Partnership also recognized that the Appraisal Firm is one of the few appraisal firms in the country which exclusively specializes in the appraisal of senior living facilities. In sum, the Appraisal Firm has completed full narrative appraisal reports for nearly 600 senior housing properties. The Managing Partner also believes that Michael Boehm, MAI, President of the Appraisal Firm, is a leading authority on senior living facilities. Mr. Boehm is a contributor of several published articles on senior housing appraisals, including Elderly Housing, A Guide to Appraisal, Market Analysis Development and Financing which he co-authored.

     Executive summaries of the Appraisals, which contain a description of the assumptions and qualifications made, matters considered and limitations on review and analysis, are set forth in APPENDIX A and should be read in their entirety by the Unitholders. Complete copies of the Appraisals are available for review at the offices of the Managing Partner or by requesting a copy by writing to the Managing Partner. The methodology employed by the Appraisal Firm and certain of the material assumptions, qualifications and limitations to the Appraisals are described below.

SUMMARY OF METHODOLOGY

     At the request of the Partnership, the Appraisal Firm inspected and appraised the three Senior Apartment Properties in conformity with the Uniform Standards of Professional Appraisal Practice, and estimated the fair market value of the three Senior Apartment Properties as of July 24, 1998. The Partnership placed no restriction or limitations on the Appraisals, the scope of review and analysis, or the methodologies employed by the Appraisal Firm to determine the fair market value of the Senior Apartment Properties. The Partnership also provided the Appraisal Firm with complete and unrestricted access to all information pertinent to its valuation of the Senior Apartment Properties.

  Valuation Approaches Utilized

     In appraising the Senior Apartment Properties, the Appraisal Firm considered and utilized three commonly recognized approaches to valuation of real property: the cost approach, the income approach and the sales comparison approach. The type and age of a property, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

     The "Income Approach" estimates a property's capacity to produce income through an analysis of the rental market, operating expenses and net income. Net income may then be processed into a value estimate through either (or a combination) of two methods: direct capitalization or discounted cash flow analysis.

     The "Sales Comparison Approach" is based on the comparison of the property to be appraised to the actual sales prices of recently sold comparable properties. The underlying concept of the Sales Comparison Approach is that a knowledgeable buyer will pay no more for a property than what other buyers recently paid for properties of similar size, amenities and utility. The Sales Comparison Approach is based on the actual behavior of buyers and sellers in the market under normal conditions. However, this approach to property appraisal is difficult to apply precisely when appraising a special purpose property for which there are few or no comparables, or where very few sales have occurred recently in the marketplace.

     The "Cost Approach" is based on the principal that a property's value reflects the value of the land plus the value of the depreciated improvements on the land. The Cost Approach method of valuation generally consists of five steps: valuation of the land as if it were vacant; estimation of the replacement cost of the improvements (new) based on current prices for labor and materials; estimation of accrued depreciation on the existing improvements due to physical age and deterioration, functional obsolescence and economic or locational obsolescence; deduction of the estimated depreciation from the estimated replacement costs to determine the depreciated value of the building and other improvements; and the summation of the depreciated value of the building and improvements with the land value to determine the estimated present depreciated value of the land, building and improvements.

  Local Market Research and Property Review

     In performing the Appraisals, the Appraisal Firm analyzed the individual properties and conditions in the local market for the Senior Apartment Properties. The Appraisal Firm performed site inspections of each Senior Apartment Property during July 1998. During these visits, the Appraisal Firm inspected the physical facilities, obtained current income, occupancy and resident census and rent roll information, gathered information on competing properties, and interviewed each local property administrator concerning performance of the subject property, competitive conditions, area trends and other factors. The Appraisal Firm's inquiries included ascertaining for each Senior Apartment Property any deferred maintenance, capital budget issues, status of on-going or planned improvements, licensing issues and other factors affecting the property. The Appraisal Firm's analysis also included, among other things: (a) reviewing each Senior Apartment Property's previous three years' operating statements; (b) reviewing information submitted to the Appraisal Firm by the Partnership which included rental and occupancy data, subject facility descriptions, area trends and other factors; (c) developing information from a variety of sources about market conditions for each property that included population, employment and housing trends within the neighborhood; (d) considering income and expense data for comparable facilities; (e) considering supply and demand conditions for senior apartment facilities in each local market based on the identification and survey of competing properties and market saturation analyses; and (f) contacting local and state authorities to determine tax rates, zoning, any planned development of competing properties, and licensing of the subject and competing properties.

     To assess each Senior Apartment Property's competitive position, the Appraisal Firm considered such variables as property income growth patterns and potential, quality of location and construction, tenant appeal, property appearance, security and potential competition, and utilization. The Appraisal Firm also interviewed management personnel responsible for the Partnership's properties to discuss competitive conditions, area economic trends and industry trends affecting the Senior Apartment Properties, historical and budgeted operating revenues and expenses, business and marketing plans for each of the Senior Apartment Properties, occupancy rates, and assisted living services utilization. These interviews included ascertaining information on items of deferred maintenance, planned capital improvements and other factors affecting the physical condition of the Senior Apartment Properties.

     The Appraisal Firm also evaluated each Senior Apartment Property's highest and best use both as currently improved and as vacant. In each instance the highest and best use, as improved, of the Senior Apartment Properties was their continued use as independent senior apartment facilities.

  Other Market Research

     To define the occupancy, income and expense, and valuation parameters to be used in developing income and cash flow projections and valuations, the Appraisal Firm reviewed the acquisition criteria and projection parameters in use in the marketplace by major investors, owners, operators, appraisers and financing sources for senior living facilities.

     The Appraisal Firm also reviewed other published information concerning acquisition and financing criteria in use by property investors and lenders during 1998. Further, the Appraisal Firm screened tax records and interviewed various sources in regional markets to identify sales of retirement housing properties within the past 24 months in order to derive certain valuation indicators. Sources for data concerning such transactions included appraisers, property owners, real estate brokers, tax assessors and others. These sales of similar improved properties were one of the more important factors used by the Appraisal Firm in evaluating proper capitalization rates for the Senior Apartment Properties. The Appraisal Firm also reviewed information compiled by the Managing Partner identifying sales and acquisitions of retirement housing properties.

     In addition to its market research specific to the Senior Apartment Properties, the Appraisal Firm conducts an annual survey of the marketplace. The results of the Appraisal Firm's survey are presented in the Senior Housing Investment Survey, a newsletter of industry capitalization and discount rates which is requested by and distributed to over 250 senior housing lenders, investors, owner/operators and other appraisers.

  Property Valuations

     After evaluating each of the Senior Apartment Properties under the Income Approach, the Sales Comparison Approach and the Cost Approach, the Appraisal Firm examined and reconciled the three valuations to estimate the fair market value of the property. In doing so, the Appraisal Firm gave the greatest weight to the Income Approach.

     In applying the "Income Approach," the Appraisal Firm estimated each Senior Apartment Property's income and expenses for the 12-month period ending June 30, 1998 after reviewing historical and budgeted operating results, discussions with property management and other pertinent information. More specifically, the Appraisal Firm estimated each Senior Apartment Property's income for the 12-month period ending June 30, 1998 based upon the review of current rent rolls, an analysis of historical and budgeted income from rents, assisted living and ancillary sources, surveys of comparable properties and consideration of competitive conditions in local markets. Expenses were estimated based on historical and budgeted operating expenses, certain industry expense guidelines, and expenses incurred by comparable properties. Estimated expenses were then deducted from income to arrive at each Senior Apartment Property's estimated net operating income. Expenses relating solely to corporate overhead, Partnership administration, and investor reporting and accounting were excluded.

     The Appraisal Firm then employed a discounted cash flow analysis to determine the value of each Senior Apartment Property. The discount rates used by the Appraisal Firm were based on current acquisition criteria among investors, rates reflected in specific sales transactions, and required yields for debt and equity financing sources for similar properties. Where appropriate, the Appraisal Firm adjusted the discount rate used for each Senior Apartment Property to reflect valuation factors unique to the property and local market conditions.

     In applying the "Sales Comparison Approach," the Appraisal Firm investigated and analyzed the sale of similar senior housing projects to the Senior Apartment Properties within California during the last 24 months. These sales were analyzed as to their conditions of sale, location, age and condition, competitive market position, occupancy and net income producing ability. From this analysis, comparative capitalization rates were estimated. Each of the comparable sales was adjusted for differences in occupancy and net income producing ability.

     In applying the "Cost Approach," the Appraisal Firm estimated the value of each of the Senior Apartment Property sites through comparison and adjustment of recent comparable vacant land sales in each location. To estimate the replacement cost (new) of each of the Senior Apartment Properties, including furniture and equipment, the Appraisal Firm utilized Marshall Valuation Service, a nationally recognized cost manual. To these estimates, adjustments were made for indirect costs and entrepreneurial profit to arrive at an estimated total replacement cost (new) at the appraisal date for each of the Senior Apartment Properties. Deductions for depreciation were made considering each Senior Apartment Property's age, condition, and highest and best use.

     The Appraisal Firm reconciled the values indicated from the cost, sales comparison and income approach to arrive at a final valuation conclusion. The Appraisal Firm gave primary emphasis to the income approach, an emphasis deemed most appropriate based on acquisition criteria currently employed by buyers and sellers of properties in the retirement housing market.

CONCLUSIONS AS TO VALUE

     Based on the valuation methodology described above, the Appraisal Firm determined the market value of the Senior Apartment Properties to be as follows:

              SENIOR APARTMENT PROPERTIES                 MARKET VALUE
              ---------------------------                 ------------
Cedar Villas............................................  $ 4,975,000
Pacific Villas..........................................  $ 6,650,000
Villa Azusa.............................................  $ 6,025,000
                                                          -----------
          Total Value...................................  $17,650,000
                                                          ===========

ASSUMPTIONS, LIMITATIONS, AND QUALIFICATION OF THE APPRAISALS

     The Appraisals reflect the Appraisal Firm's valuation of the Senior Apartment Properties as of July 1998, and is based on information available as of that date. Events occurring after July 1998 and before the closing of the Proposed Transaction could affect the Senior Apartment Properties or assumptions used in preparing the Appraisals. The Appraisal Firm has no obligation to update the Appraisals on the basis of subsequent events.

     In appraising the Senior Apartment Properties, the Appraisal Firm made certain standard assumptions and operated under standard limiting conditions which are listed in the Appraisals. In addition, the Appraisal Firm assumed that the Senior Apartment Properties meet all physical plant and operating requirements as independent senior apartment facilities. Finally, the estimates of market value set forth in the Appraisals are partially based on current rent rolls, historical operating statements and limited building drawings and building statistical data provided by the Managing Partner.

COMPENSATION AND MATERIAL RELATIONSHIPS

     The Partnership has paid a fee of $13,500 to the Appraisal Firm for preparing the Appraisals, including reimbursement to the Appraisal Firm for all related out-of-pocket expenses. The Appraisal Firm is also entitled to indemnification against certain liabilities by the Partnership. The fee was negotiated with the Appraisal Firm by the Managing Partner on behalf of the Partnership and payment is not dependent upon completion of the Proposed Transaction. The Appraisal Firm has previously prepared appraisals for the Managing Partner and its affiliates for which it received customary fees, and is likely to be engaged to prepare similar appraisals in the future for facilities owned by or to be acquired by the Managing Partner and its affiliates.

                        THE SENIOR APARTMENT PROPERTIES

     The housing alternatives for the elderly include several types of housing which may or may not include additional tenant related services. The major types include congregate care housing, assisted living housing, skilled nursing facilities and retirement homes or senior apartments. The Senior Apartment Properties are of the senior apartment type which is similar to conventional apartments with minimum age restrictions. The Partnership designed each of the Senior Apartment Properties to fit its particular site and marketplace, but these facilities nonetheless share many common features. Each of the Senior Apartment Properties are age restricted. Each Senior Apartment Property is surrounded by security fencing and access is controlled by an automatic gate. The clubhouse at each Senior Apartment Property includes a full kitchen and offers a variety of activities. The following is a brief description of each Senior Apartment Property, including tables which set forth the average historical occupancy and monthly rental rates.

     HISTORICAL AVERAGE OCCUPANCY RATES FOR THE SENIOR APARTMENT PROPERTIES

                                                 AVERAGE          AVERAGE          AVERAGE
                                              OCCUPANCY FOR    OCCUPANCY FOR    OCCUPANCY FOR
         SENIOR APARTMENT PROPERTY                1996             1997             1998*
         -------------------------            -------------    -------------    -------------
Pacific Villas..............................      88.4%            89.2%            95.6%
Cedar Villas................................      87.6             84.1             90.1
Villa Azusa.................................      95.2             94.2             94.5

---------------
* Represents the occupancy rates for the first nine months of 1998.

  HISTORICAL AVERAGE MONTHLY RENTAL RATES FOR THE SENIOR APARTMENT PROPERTIES

                                         AVERAGE MONTHLY    AVERAGE MONTHLY    AVERAGE MONTHLY
                                         RENTAL RATE FOR    RENTAL RATE FOR    RENTAL RATE FOR
       SENIOR APARTMENT PROPERTY              1996               1997               1998*
       -------------------------         ---------------    ---------------    ---------------
Pacific Villas.........................       $560               $589               $612
Cedar Villas...........................        431                453                475
Villa Azusa............................        471                496                522

---------------
* Represents the rental rates for the first nine months of 1998.

     Pacific Villas. Pacific Villas is located in Pomona, California, which is in the eastern-most portion of metropolitan Los Angeles County, bordering San Bernardino County. Pomona is 31 miles east of the Los Angeles financial district. The surrounding area consists of established residential properties on the interior streets and commercial properties along major cross-streets. Freeway access is 2.5 miles south on the east-west San Bernardino (10) Freeway. The Ontario International Airport is fifteen minutes to the east. The property is located on approximately 4.66 acres of land and consists of eight two-story buildings built in 1986. The property includes a total of 132 units with an average of 622 square feet per unit. Of the 132 units, 115 are one bedroom, one bath units and 17 are two bedroom, one bath units. Each unit has a storage area and a patio or balcony. The property also includes a one-story building containing a club house and an administrative office with adjoining pool and spa. The property is subject to a loan which had an unpaid principal balance of approximately $4,071,000 as of September 30, 1998.

     Cedar Villas. Cedar Villas is located in Ontario, California. Ontario is primarily a residential community with supporting commercial services. The area surrounding Cedar Villas consists primarily of established single-family and multi-family residential properties. The Ontario International Airport is about 2 miles to the northeast of the property. The property is located on approximately 3.44 acres of land and consists of seven two-story buildings built in 1984. The property includes a total of 137 units with an average of 517 square feet per unit. Of the 137 units, 105 are one bedroom, one bath units and 32 are two bedroom, one bath units. The property also includes a one-story building containing a club house and an administrative office. The property is subject to a loan which had an unpaid principal balance of approximately $3,746,000 as of September 30, 1998.

     Villa Azusa. Villa Azusa is located in Azusa, California, which is in the northeastern portion of the Los Angeles metropolitan area. Azusa is located about 27 miles northeast of downtown Los Angeles and 10 miles east of Pasadena. Azusa is primarily a residential community with supporting commercial services. The area surrounding Villa Azusa consists of primarily established residential properties on the interior streets and commercial properties along major cross-streets. The property is located on approximately 3.38 acres of land and consists of ten two-story buildings built in 1979. The property includes a total of 146 identical 460 square foot one-bedroom apartment units and one 980 square foot one-bedroom unit. The property also includes a one-story building containing a club house and an administrative office. The property is subject to a loan which had an unpaid principal balance of $2,872,000 as of September 30, 1998.

                       SELECTED HISTORICAL FINANCIAL DATA

     The following selected historical financial data for each of the years in the five-year period ended December 31, 1997 has been derived from the Partnership's financial statements audited by KPMG Peat Marwick, LLP, independent certified public accountants. The selected financial data set forth below should be read in conjunction with the audited and unaudited financial statements and related notes included in the Partnership's annual report on Form 10-K for the fiscal year ended December 31, 1997 and the Partnership's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 1998.

                                            1997       1996       1995       1994       1993
                                           -------    -------    -------    -------    -------
IN THOUSANDS, EXCEPT UNIT DATA
Revenues.................................  $ 6,333    $ 6,140    $ 6,095    $ 6,136    $ 5,382
Net Income (loss)........................      229        483       (464)      (699)      (775)
Net Income (loss) (per Limited Partner
  unit)..................................    12.27      25.63     (24.62)    (37.07)    (41.15)
Total Assets.............................   31,241     25,300     32,794     34,794     35,378
Partners' Capital........................    8,547      8,318      8,307      9,054     12,592
Notes Payable to banks and others........   20,889     16,023     20,476     21,279     19,661
Distributions of Earnings (per Limited
  Partner unit)..........................       --      25.02         --         --         --
Distributions -- Return of Capital (per
  Limited Partner unit)..................       --         --      15.03     150.71      34.45
Total Distributions (per Limited Partner
  unit)..................................       --      25.02      15.03     150.71      34.45

             UNAUDITED PRO FORMA BALANCE SHEET AS OF JUNE 30, 1998

     This unaudited pro forma balance sheet is presented as if the Senior Apartment Properties had been sold on June 30, 1998. In the opinion of the Managing Partner, all adjustments necessary to reflect the sale of the Senior Apartment Properties have been made. This unaudited pro forma balance sheet is not necessarily indicative of what the actual balance sheet amounts of the Partnership would have been had the sale been completed as of June 30, 1998, nor does it purport to represent the balance sheet for future periods. The pro forma balance sheet should be read in conjunction with the information set forth in "Selected Historical Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" located elsewhere in this Consent Solicitation Statement.

                                                         AS REPORTED      PRO FORMA       PRO FORMA
                                                        JUNE 30, 1998    ADJUSTMENTS    JUNE 30, 1998
                                                        -------------    -----------    -------------
                        ASSETS
Properties, at cost:
  Land................................................     $ 4,674        $ (2,450)        $ 2,224
  Building and improvements, net of accumulated
     depreciation.....................................      24,478         (10,473)         14,005
  Furniture, fixtures and equipment net of accumulated
     depreciation.....................................         964             (17)            947
                                                           -------        --------         -------
     Net properties...................................      30,116         (12,940)         17,176
Cash..................................................       1,765            (110)          1,655
Restricted cash.......................................         158              (8)            150
Loan fees, net of accumulated amortization............          53              --              53
Other assets..........................................         239             (61)            178
                                                           -------        --------         -------
          Total assets................................     $32,331        $(13,119)        $19,212
                                                           =======        ========         =======
          LIABILITIES AND PARTNERS' CAPITAL
Notes payable to banks................................     $16,685        $(10,751)        $ 5,934
Notes payable to others...............................       4,775              --           4,775
Accounts payables.....................................       1,266            (199)          1,067
Accrued expenses......................................         461             (31)            430
Amounts payable to affiliate..........................         694            (196)            498
Distributions payable to partners.....................         281              --             281
                                                           -------        --------         -------
          Total liabilities...........................      24,162         (11,177)         12,985
                                                           -------        --------         -------
Minority interest.....................................          84              --              84
                                                           -------        --------         -------
Partners' capital (deficit):
  General partners' deficit...........................         (78)            (19)            (97)
  Limited partner's capital...........................       8,163          (1,923)          6,240
                                                           -------        --------         -------
          Total partners' capital.....................       8,085          (1,942)          6,143
                                                           -------        --------         -------
          Total liabilities and partners' capital.....     $32,331        $(13,119)        $19,212
                                                           =======        ========         =======

                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1997

     This unaudited pro forma statement of operations is presented as if the sale of the Senior Apartment Properties had occurred on January 1, 1997. In the opinion of the Managing Partner, all adjustments necessary to reflect the sale have been made. The unaudited pro forma income statement is not necessarily indicative of what actual results of operations of the Partnership would have been had the sale be completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods. The pro forma statement of operations should be read in conjunction with the information set forth in "Selected Historical Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" located elsewhere in this Consent Solicitation Statement.

                                                    AS REPORTED                          PRO FORMA
                                                   FOR THE YEAR                        FOR THE YEAR
                                                       ENDED           PRO FORMA           ENDED
                                                 DECEMBER 31, 1997    ADJUSTMENTS    DECEMBER 31, 1997
                                                 -----------------    -----------    -----------------
Revenues:
  Rent.........................................       $5,610            $(2,302)          $3,308
  Assisted living..............................          601                 --              601
  Interest and other...........................          122                (46)              76
                                                      ------            -------           ------
          Total revenues.......................        6,333             (2,348)           3,985
                                                      ------            -------           ------
Costs and Expenses:
  Rental property options......................        2,880               (754)           2,126
  Assisted living..............................          235                 --              235
  Depreciation and amortization................          913               (548)             365
  Interest.....................................        1,431               (815)             616
  General and administrative...................          521               (150)             371
  Property taxes...............................          264               (164)             100
  Advertising..................................           67                (35)              32
  Minority interest............................           83                 --               83
                                                      ------            -------           ------
          Total costs and expenses.............        6,394             (2,466)           3,928
                                                      ------            -------           ------
  Operating income (loss)......................          (61)               118               57
  Net profit on sale of property...............          290                 --              290
                                                      ------            -------           ------
Net income.....................................       $  229            $   118           $  347
                                                      ======            =======           ======

                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR
                       THE SIX MONTHS ENDED JUNE 30, 1998

     This unaudited pro forma statement of operations is presented as if the sale of the Senior Apartment Properties had occurred on January 1, 1998. In the opinion of the Managing Partner, all adjustments necessary to reflect the sale have been made. The unaudited pro forma income statement is not necessarily indicative of what actual results of operations of the Partnership would have been had the sale be completed as of January 1, 1998, nor does it purport to represent the results of operations for future periods. The pro forma statement of operations should be read in conjunction with the information set forth in "Selected Historical Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" located elsewhere in this Consent Solicitation Statement.

                                                         AS REPORTED                      PRO FORMA
                                                         SIX MONTHS                      SIX MONTHS
                                                            ENDED         PRO FORMA         ENDED
                                                        JUNE 30, 1998    ADJUSTMENTS    JUNE 30, 1998
                                                        -------------    -----------    -------------
Revenues:
  Rent................................................     $3,895          $(1,220)        $2,675
  Assisted living.....................................        448               --            448
  Interest and other..................................        206              (16)           190
                                                           ------          -------         ------
          Total revenues..............................      4,549           (1,236)         3,313
                                                           ------          -------         ------
Costs and Expenses:
  Rental property options.............................      2,022             (371)         1,651
  Assisted living.....................................        176               --            176
  Depreciation and amortization.......................        714             (265)           449
  Interest............................................        968             (405)           563
  General and administrative..........................        280              (72)           208
  Property taxes......................................        141              (83)            58
  Advertising.........................................         50              (10)            40
  Minority interest...................................         72               --             72
                                                           ------          -------         ------
          Total costs and expenses....................      4,423           (1,206)         3,217
                                                           ------          -------         ------
Net income............................................     $  126          $   (30)        $   96
                                                           ======          =======         ======

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATION

  Three Months and Six Months Ended June 30, 1998 Compared to Three Months and Six Months Ended June 30, 1997

     Revenue includes rental income, assisted living income, interest earned on cash balances and other revenue. Revenue increased $818,000 and $1.5 million for the three-month and six-month periods ended June 30, 1998, respectively, compared with the corresponding periods in 1997. These increases resulted primarily from the operation of Villa Las Posas, which opened in December 1997, and by an increase in residents using assisted living services during 1998.

     Total costs and expenses include rental property operations (consisting of, but not limited to, property management costs, payroll related expenses, utilities, food, and maintenance expenses), assisted living expenses, general and administrative costs (comprised of, but not limited to, costs for accounting, partnership administration, bad debt, data processing, investor relations, insurance and professional services), depreciation and amortization, property taxes, advertising costs and interest. Costs and expenses increased $745,000 and $1.3 million for the three-month and six-month periods ended June 30, 1998, compared with the correspond-ing periods in 1997. The increase resulted primarily from the operation of Villa Las Posas, a 123-unit assisted living community located in Camarillo, California, which commenced operations in December 1997.

  Fiscal Year Ended December 31, 1997 Compared to Fiscal Years Ended December 31, 1996 and 1995

     Revenue for the years ended December 31, 1997, 1996 and 1995 includes rent revenue, assisted living revenue, interest earned on cash balances and other revenue. Total revenue for the year ended December 31, 1997 increased to $6.3 million from $6.1 million for the years ended December 31, 1996 and 1995.

     The largest component of revenue, rent income, increased by 3% or $164,000 from 1996 to 1997, and by 6% or $316,000 from 1995 to 1996. The increase from 1996 to 1997 is due to slight increases in average rental rates and the increase from 1995 to 1996 is a result of slight increases in overall community average occupancy and rental rates.

     Revenue from assisted living income increased by 43% or $182,000 from 1996 to 1997, and by $22% or $75,000 from 1995 to 1996. The increase in assisted living revenue can be attributed to aggressive assisted living services marketing, and the resulting increase in the number of residents using the program.

     Interest, grants and other revenue decreased by 56% or $153,000 from 1996 to 1997, and by 56% or $346,000 from 1995 to 1996. Interest income results from interest earned on cash deposits. Other revenue generally includes processing fees and beauty shop revenue. The decrease between the years is primarily due to the reduction of the Partnership's notes receivable related to the sale of the Heritage Pointe Claremont property in April 1996.

     Total costs and expenses for the years ended 1997, 1996 and 1995 were $6.4 million, $6.2 million, and $6.6 million, respectively.

     The largest component of expenses, rental property operations, consists primarily of property management costs, payroll related expenses, utilities, food expenses and maintenance and supplies. Rental property operating expenses increased by 9% or $241,000 from 1996 to 1997, and by 6% or $142,000 from 1995 to 1996. The changes in rental property operating expenses are primarily due to the fluctuations in aggregate occupancy levels and payroll expenses.

     Assisted living expenses consist primarily of payroll expenses and supplies related to the provision of assisted living services. Assisted living expenses increased by 19% or $38,000 from 1996 to 1997, and by 17% or $29,000 from 1995 to 1996, as a result of the increase in the related staff providing assisted living services. This increase corresponds with the increase in assisted living revenue.

     General and administrative expenses are comprised of, but not limited to, costs for accounting, partnership administration, bad debt expense, data processing, investor relations, insurance and professional services. General and administrative expense increased by 24% or $101,000 from 1996 to 1997, and by 4% or $18,000 from 1995 to 1996. Effective April 1, 1997, the Managing Partner began allocating bulk expenses on a monthly basis in order to increase efficiency. As a result, all costs allocated in 1997 are included in general and administrative expenses, rather than property operations and general and administrative expenses, which accounts for the increase in general and administrative expenses from 1996 to 1997.

     Depreciation and amortization expenses decreased by 9% or $90,000 from 1996 to 1997, and by 20% or $251,000 from 1995 to 1996. Depreciation and amortization expenses decreased primarily due to the sale of Heritage Point Claremont property in April 1996.

     Property tax expense decreased by 6% or $17,000 from 1996 to 1997, and by 16% or $52,000 from 1995 to 1996. The slight decreases are due to successful appeals on property tax assessments on certain of the Partnership's properties.

     Interest expense decreased by 11% or $172,000 from 1996 to 1997, and by 14% or $265,000 from 1995 to 1996. These decreases are due to the decrease in borrowings on the Partnership's line of credit during 1996 and 1995. The Partnership no longer has this line of credit.

LIQUIDITY AND CAPITAL RESOURCES

     The General Partners expect that the cash to be generated from operations of all the Partnership's properties will be adequate to pay operating expenses, make necessary capital improvements, make required principal reductions of debt and make quarterly distributions. On a long-term basis, the Partnership's liquidity is sustained primarily from cash flow provided by operating activities. During the six-month period ended June 30, 1998, cash provided by operating activities increased to $1.7 million compared to $703,000 for the corresponding period in 1997.

     During the six-month period ended June 30, 1998, the Partnership's net cash used in investing activities decreased to $1.2 million compared to net cash used in investing activities of $2.9 million for the corresponding period in 1997. The Partnership's investing activities consisted of capital improvements and the purchase of furniture and fixtures at its operating properties. During 1997, additional cash was used in the construction of Villa Las Posas.

     During the six-month period ended June 30, 1998, the Partnership's net cash provided by financing activities was $143,000 compared to net cash provided by financing activities of $2.3 million for the corresponding period in 1997. The Partnership's financing activities consisted of borrowings from its construction loan and principal reduction on its notes payable to banks and others. During the six-month period ended June 30, 1998, the Partnership made $354,000 in distributions to the partners.

     The General Partners are not aware of any trends, other than national economic conditions which have had, or which may be reasonably expected to have, a material favorable or unfavorable impact on the revenues or income from the operations or sale of properties. The General Partners believe that if the inflation rate increases they will be able to pass the subsequent increase in operating expenses onto the residents of the facilities by way of higher rental and assisted living rates.

     On March 12, 1997, the Partnership obtained a $7.7 construction loan from Bank United of Texas for financing the construction of Villa Las Posas. The terms of the construction loan provide for the interest rate to be equal to the 30 day LIBOR rate plus 2.75 percent. As of June 30, 1998, the Partnership had $5.9 million outstanding under this construction loan. In addition, the Partnership has long-term notes payable to banks and others of $15.6 million as of June 30, 1998.

     In July 1998, the Board of Directors of the Managing Partner approved the refinancing of the Partnership's three assisted living communities. If the Partnership is able to refinance these properties, the refinancing is expected to allow the Partnership to take advantage of lower interest rates available in the current environment and to provide a return of capital to the limited partners by borrowing against the increased value of these properties. As a result of this refinancing, the Partnership's long-term debt is expected to be approximately $30.0 million. In order to refinance certain long-term debt, the Partnership will be required to pay a prepayment penalty. The savings on the interest rate of the new debt, if available, will mitigate the effect of the prepayment penalty. There can be no assurance that the Partnership will be successful in refinancing its three assisted living communities or any of them.

     The Partnership contemplates spending approximately $800,000 for capital expenditures during 1998 for physical improvements at its communities. Of this amount, approximately $130,000 has been contracted as of June 30, 1998. Funds for these improvements are expected to be available from operations. A portion of the funds for these improvements is expected to come from the refinancing referenced above.

     There are no known material trends, favorable or unfavorable, in the Partnership's capital resources, and there is no expected change in the mix of such resources.

YEAR 2000 ISSUE

     Certain computer programs utilized by the Partnership were written using two digits rather than four to define the year. As a result, those programs may recognize a date using "00" as the year 1900 rather than the year 2000. In the event this were to occur with any of the Partnership's computer programs, a system failure or miscalculation causing disruptions of operations could occur. Such a failure could cause the temporary inability to process transactions, send invoices or engage in similar normal business activities.

     Unrelated to the Year 2000 Issue, the Managing Partner, which provides accounting services, intends to replaced substantially all of its accounting information systems software during 1998 and 1999. The Managing Partner believes that with the conversion to the new accounting software, the Year 2000 Issue will not pose significant business or operating issues.

     The Partnership is assessing its remaining software and operating equipment to determine whether any existing programs will have to be modified or replaced so that these systems will function properly with respect to dates in the year 2000 and thereafter. This assessment is expected to be completed during the fourth quarter of 1998.

     The Partnership has initiated communications with the third-party providers of certain of its administrative services, as well as its significant suppliers of services and products to determine the extent to which the Partnership is vulnerable to those parties' failures to remediate their own Year 2000 Issues.

     The Partnership plans to have completed its evaluation of those suppliers during the first quarter of 1999. The Partnership does not presently believe that third-party Year 2000 Issues will have a material adverse effect on the Partnership. However, there can be no guarantee that the systems of other companies on which the Partnership's operations or systems rely will be timely remedied or that a failure by another company to remediate its systems in a timely manner would not have a material adverse effect on the Partnership. The Partnership expects to successfully implement the changes necessary to address these Year 2000 Issues, and does not believe that the cost of such actions will have a material effect on the Partnership. There can be no assurance, however, that there will not be delays in, or increased costs associated with, the implementation of such changes, and the Partnership's inability to implement such changes could have a material adverse effect on the Partnership's business, operating results, and financial condition.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

     The following is a summary of the material federal income tax consequences relating to the Proposed Transaction as described in this Consent Solicitation Statement. This summary is not intended to and should not be considered an opinion respecting the federal or state income tax consequences to a particular Unitholder. Due to the complexity of the tax issues involved, Unitholders are urged to consult with their personal tax advisors regarding their individual circumstances and the tax reporting consequences of the transaction. This discussion is based on the Code, existing final, temporary and proposed Treasury Regulations thereunder, published rulings and practices of the Internal Revenue Service (the "IRS"), and court decisions, each as currently in effect. There can be no assurance that the IRS will agree with the conclusions herein or that future legislation or administrative changes or court decisions will not significantly modify the federal income tax law regarding the matters described herein, potentially with retroactive effect. In addition, the Partnership has not obtained a ruling from the Internal Revenue Service or an opinion of counsel regarding the tax consequences of the Proposed Transaction or the accuracy of the discussion set forth below.

     This discussion addresses the material federal income tax considerations that are generally applicable to all Unitholders who purchased their Units for cash in the initial offering of such Units. The specific tax consequences of the Proposed Transaction will vary for each Unitholder depending on each Unitholder's personal investment or tax circumstances. The discussion set forth below is based upon the assumption that the Units held by the Unitholders constitute capital assets in the hands of such Unitholders.

     It is not possible or practical to discuss here all aspects of federal income tax law that may have relevance with respect to the transactions described herein based on the individual circumstances of particular Unitholders in light of their personal investment or tax circumstances, or to certain types of Unitholders (including insurance companies, financial institutions or broker-dealers, tax-exempt organizations, pension and profit-sharing plans, persons subject to alternative minimum tax, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary also does not address other federal, state, local or foreign tax consequences of consummation of the Plan. The following description is general in nature, and is not exhaustive of all possible tax considerations. This analysis is not tax advice to the Unitholders, and is not intended as a substitute for careful tax planning.

UNITHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE TRANSACTIONS DESCRIBED HEREIN IN LIGHT OF THEIR OWN CIRCUMSTANCES AND WITH RESPECT TO POTENTIAL CHANGES IN THE APPLICABLE LAW.

PARTNERSHIP STATUS

     Treasury Regulations (the "check-the-box regulations") that were adopted in 1996 permit the Partnership to elect treatment as a partnership for federal income tax purposes. Even if the Partnership does not affirmatively elect treatment as a Partnership, the check-the-box regulations provide that the Partnership will be classified as a partnership for federal income tax purposes so long as it has two or more partners.

     Pursuant to Code Section 7704, "publicly traded partnerships" are taxed as corporations. If the partnership were treated as an association taxable as a corporation for federal income tax purposes, the income of the Partnership would be taxed to the Partnership at corporate rates, no Partnership losses could be used by the partners to offset their own income and all or a portion of any distribution by the Partnership to the partners would be taxed to them as dividends to the extent of the current and accumulated earnings and profits of the Partnership.

     Under current law, a "partnership" is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss"). The distribution of cash attributable to partnership income is generally not a separate taxable event. This tax treatment, however, depends entirely upon the Partnership's classification as a "partnership" (rather than as an "association taxable as a corporation") for federal income tax purposes. The discussion set forth below assumes that the Partnership has been and will continue to be properly classified for federal income tax purposes as a partnership, rather than an association or publicly traded partnership taxable as a corporation. Upon the formation of the Partnership in 1989, the Partnership received an opinion from its tax counsel, Donald J. Regan, P.C., that the Partnership was properly classified as a partnership for federal income tax purposes. The Partnership did not, however, request a ruling from the Internal Revenue Service as to its tax status as a partnership. Moreover, the opinion of counsel referred to above was and is subject to the continuous satisfaction by the Partnership of certain factual conditions. If, for any reason, the Partnership is or was classified for tax purposes as an association or publicly traded partnership taxable as a corporation, the tax consequences of the proposed transactions would differ materially from that described below.

TAX CONSEQUENCES OF THE PROPOSED TRANSACTION

  Realization of Gain or Loss

     The sale of the Senior Apartment Properties (or other Partnership assets) by the Partnership will cause the Partnership to recognize income or loss for federal income tax purposes in an amount equal to the difference between (i) the "amount realized" on the sale of the Senior Apartment Properties (or other assets) over (ii) the Partnership's "adjusted tax basis" in the Senior Apartment Properties (or other assets). The "amount realized" will equal the amount paid by the Purchaser (including the amount of any liabilities assumed by or taken subject to Purchaser), reduced by any expenses of sale. The "adjusted tax basis" of an asset will equal its cost (including nondeductible capital expenditures made by the Partnership at the time of purchase) with certain additions or subtractions for expenditures, transaction costs, depreciation and other items during the period of time from acquisition of the asset until consummation of the Proposed Transaction.

  Characterization of Gain

     The Senior Apartment Properties should constitute "Section 1231 property" (i.e., real property and depreciable assets used in a trade or business which are held for more than one year) rather than "dealer" property (i.e., property which is held primarily for sale to customers in the ordinary course of business). The determination of whether property is "dealer" property is a factual inquiry, however, and the cases in the area are difficult to reconcile in a number of respects. Consequently, absolute assurance that the property will not be characterized as "dealer" property cannot be given. If the Senior Apartment Properties were characterized as "dealer" property, gain upon the sale would be taxed entirely as ordinary income (which is taxed at a substantially higher rate than gains from sale of Section 1231 property).

     In general, under Section 1231 of the Code, a taxpayer's gain attributable to the disposition of real property used in a trade or business (such as the Senior Apartment Properties) will be treated as capital gain ("Section 1231 Gain"). Under the Taxpayer Relief Act of 1997 (the "Act"), the maximum federal rate of tax on the adjusted net capital gain of a non-corporate unitholder is 20%. However, under Sections 1245 and 1250 of the Code (which govern recapture of depreciation taken with respect to personal and real property, respectively), a portion of the amount previously allowed as depreciation expense with respect to the Senior Apartment Properties will be "recaptured" upon the consummation of the Proposed Transaction (and taxed at different rates) rather than being characterized as capital gain. In general, under Section 1250, all depreciation deductions previously claimed by the Partnership with respect to buildings located on the Senior Apartment Properties (together with certain components of the buildings properly characterized as part of the buildings) will be taxed at a federal maximum rate of 25% (for non-corporate Unitholders). With respect to all other depreciable assets related to the Senior Apartment Properties, the excess of (i) previously claimed depreciation deductions with respect to such assets, over (ii) the amount of depreciation deductions allowable with respect to such assets under the straight-line method of depreciation, will be treated as ordinary income and taxed at a maximum federal rate of 39.6% (for non-corporate Unitholders).

     To the extent the Partnership's gain or loss is treated as recognized from the sale of "Section 1231" assets, each Unitholder would combine his or her allocable share of gain or loss from the sale of the Partnership's Section 1231 assets with any other Section 1231 gains and losses recognized by such Unitholder in that year. If the result is a net loss, such loss will be characterized as an ordinary loss. If the result is a net gain, such gain will be characterized as capital gain; provided, however, that such gain will be treated as ordinary income to the extent the Unitholder has "non-recaptured"
Section 1231 losses. For these purposes, "non-recaptured" Section 1231 losses means a Unitholder's aggregate Section 1231 losses for the five most recent prior years that have not previously been recaptured. In addition, a Unitholder's net gain will be treated as ordinary income to the extent such gain is attributable to depreciation recapture, sale of inventory or certain other items.

     It is anticipated that the sale of the Senior Apartment Properties (or other assets) will result in a taxable gain to the Partnership. Each Unitholder will be required to recognize his or her allocable share of the taxable gain recognized by the Partnership and allocable to the Unitholder as per in the Partnership Agreement. In general, the Partnership Agreement allocates such gain in the following order: (i) to those Unitholders and General Partners, if any, who have negative capital accounts to the extent of their negative capital accounts; (ii) to those partners who have previously been allocated depreciation deductions attributable to the Senior Apartment Properties (or other assets), but only to the extent such deductions exceed the gain allocated in (i) above;
(iii) to the partners in proportion to the distribution of proceeds of certain sales or refinancings; and (iv) the balance, if any, 85% to the Unitholders and 15% to the General Partners. There can be no assurance, however, that such allocations will be respected for federal income tax purposes if challenged by the Internal Revenue Service. If the Internal Revenue Service successfully challenges the allocations of income or loss under the Partnership Agreement, Unitholders may (among other things) be allocated amounts of income or loss in the year of the sale of the Senior Apartment Properties which are different from the amounts set forth herein, and Unitholders may be allocated different amounts of income and deductions, including depreciation deductions, in prior years.

  Passive Activity Losses

     Gain or loss recognized on the sale of the Senior Apartment Properties (or other Partnership assets) generally will be treated as passive activity income or loss, under the passive activity loss rules of Section 469 of the Code, for Unitholders who do not materially participate in the activity in which the Partnership is engaged. Under Section 469 of the Code, a non-corporate taxpayer or personal service corporation generally can deduct "passive activity losses" in any year only to the extent of the person's passive activity income for that year. Closely-held corporations may not offset such losses against so-called "portfolio" income. Substantially all losses of Unitholders from the Partnership should be considered passive activity losses. Unitholders may have "suspended" passive losses from the Partnership (i.e., net taxable losses in excess of statutorily permitted "phase-in" amounts which have not been used to offset income from other passive activities) which may be available to shelter gain from the Proposed Transaction. Each Unitholder should consult such Unitholder's tax advisor regarding the effect that the passive activity loss rules will have upon such Unitholder's tax situation.

  Withholding

     The Partnership may be required to withhold a portion of the distributions to be made to any Unitholders who fail to provide appropriate certification as to their non-foreign status or their status as a California resident.

DISTRIBUTION OF SALE PROCEEDS

     In general, each Unitholder will recognize additional taxable gain (but not loss) upon the receipt of sale proceeds from the Partnership if and to the extent that (a) the sum of (i) the amount of cash received from the Partnership and (ii) any reduction in such Unitholder's share of liabilities of the Partnership exceeds (b) the Unitholder's adjusted tax basis in his or her interest in the Partnership (including the Unitholder's share of Partnership liabilities and as increased or decreased by his or her share of the Partnership gain or loss from the sale of the Senior Apartment Properties and any other assets of the Partnership). A Unitholder's gain (if any) will generally be capital gain or loss, and will be long-term if the Unitholder has held his or her interest in the Partnership for more than one year. For non-corporate Unitholders, long-term capital gain is subject to a maximum federal tax rate of 20%.

                            APPROVAL BY UNITHOLDERS

VOTE REQUIRED

     In order for the Proposed Transaction to be approved by the Unitholders, a majority of the Units represented by valid Consents returned to the Managing Partner must vote in favor of the Proposed Transaction ("Majority Approval"). Each Unitholder shall be entitled to cast one vote for each Unit he or she owns.
Section 8.5 of the Partnership Agreement permits this vote to be taken by written consent without a meeting of the Unitholders.

     Unitholders may vote to approve or disapprove the Proposed Transaction or may abstain. Signed but unmarked Consents returned to the Managing Partner will be deemed to approve the Proposed Transaction, and will be deemed, pursuant to the Partnership Agreement, to have directed the Managing Partner to vote to approve the Proposed Transaction. Because Majority Approval is required, a vote to abstain has the same effect as a vote against the Proposed Transaction. However, the failure of a Unitholder to vote will not affect the vote.

     As of the Notice Date, there were 1,784 Unitholders of record owning 18,666.48 Units. The Managing Partner owns approximately 58.34 Units. The remaining General Partners do not own or control any additional Units. The Managing Partner will vote its Units in favor of the Proposed Transaction. No person is known by the Partnership to own beneficially more than 5% of the outstanding units.

EXTENSION OF CONSENT DATE; TERMINATION AND AMENDMENT

     The Managing Partner expressly reserves the right, in its sole discretion, at any time and from time to time (i) to extend the Consent Date up to 60 days from the date the first Consent Solicitation Statement was mailed or given to a Unitholder, (ii) to terminate the Consent Solicitation, or (iii) to amend or supplement this Consent Solicitation Statement. Any extension, termination or amendment will be followed as promptly as practicable by written notice. Without limiting the manner in which the Managing Partner may choose to make any written notice, except as provided by applicable law, the Managing Partner will have no obligation to publish, advertise or otherwise communicate such notice by public announcement.

DISSENTER'S RIGHTS

     Neither the Partnership Agreement nor California law provides any right for Unitholders to have their respective units appraised or redeemed in connection with or as a result of this Consent Solicitation.

REVOCATION

     Every Consent given in accordance with this Consent Solicitation continues in full force and effect unless otherwise revoked prior to the Consent Date. Such revocation may be effected by a writing delivered to the Managing Partner stating that the Consent is revoked or by a subsequent Consent executed by a Unitholder bearing a later date and specifying that it supersedes the prior Consent. The dates contained on the Consent form shall determine the order of execution regardless of the postmark dates on the envelopes in which they are mailed. A consent is not revoked by the death or incapacity of the Unitholder unless, before the Consent Date, written notice of such death or incapacity is received by the Managing Partner.

METHOD OF SOLICITATION

     This solicitation of Consents is made by the Managing Partner on behalf of the Partnership. This Consent Solicitation Statement is the primary method by which the Managing Partner will solicit the Consents of the Unitholders. The Partnership has engaged an independent investor solicitation management company, ACS Securities Services, Inc. to manage the solicitation of the Consents and tabulate the results. ACS Securities Services, Inc. is assisting the Managing Partner with the planning and management of the solicitation effort, updating the Unitholder database, coordination of printing and mailing of solicitation materials, providing inbound information and assistance and outbound telephone follow-up to Unitholders and the tabulation of Consents. For these services the Partnership will pay ACS Securities Services, Inc. a management fee of $6,000 and associated costs estimated at $19,000. In addition, members of the Managing Partner's Investor Relations Department may contact brokers who originally sold partnership units to provide information regarding the Consent Solicitation Statement and the progress of the solicitation of Consents. The brokers will not be asked to solicit Consents and no commissions or fees will be paid to the brokers. There will be no additional cost to the Partnership for telephone calls made by the Managing Partner's Investor Relations Department. Finally, designated members of the Investor Relations Department and officers of the Managing Partner will be available to answer questions regarding this Consent Solicitation.

        THIS SOLICITATION OF CONSENTS EXPIRES AT 5:00 P.M. PACIFIC STANDARD TIME
        ON             , 1998, UNLESS EXTENDED.

     Accordingly, it is important that the Unitholders complete and return the enclosed Consent (or a facsimile thereof) so that it will be received before the deadline. If you have any questions regarding this Consent Solicitation or the transactions covered thereby, please contact the ACS Securities Services, Inc., at 5580 LBJ Freeway, Suite 230, Dallas, Texas 75240, telephone number (888) 215-9755.

                                    CONSENT

                AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP
                              (THE "PARTNERSHIP")

    THIS CONSENT IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE MANAGING PARTNER, ARV ASSISTED LIVING, INC. THIS SOLICITATION OF CONSENTS EXPIRES ON
           , 1998, UNLESS EXTENDED BY THE MANAGING PARTNER.

    The undersigned, a holder of units of limited partner interest in the Partnership (the "Units"), acting with respect to all of the Units held by the undersigned, hereby acknowledges receipt of the Consent Solicitation Statement
dated            , 1998, and acts and consents as follows:

                                (CHECK ONE BOX)

[ ]APPROVE the sale of the Senior Apartment Properties for a purchase price of no less than the Appraised Value ($17,650,000).

[ ]DISAPPROVE the sale of the Senior Apartment Properties for a purchase price of no less than the Appraised Value.

[ ] ABSTAIN.

       SIGNED BUT UNMARKED BALLOTS WILL BE DEEMED TO APPROVE THE SALE AND WILL BE DEEMED, PURSUANT TO THE PARTNERSHIP AGREEMENT, TO HAVE DIRECTED THE MANAGING PARTNER TO VOTE TO APPROVE THE PROPOSED TRANSACTION.

    Sign your name exactly as it appears on this Consent and date this Consent. When Units are registered in the name of more than one person, the Consent must be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in the full corporate name by the president or an authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

                                                    Date:_________________, 1998

                                                    ____________________________
                                                    Signature (Title, if any)

                                                    ____________________________
                                                    Signature (Title, if any)

                                   APPENDIX A

                     EXECUTIVE SUMMARIES OF THE APPRAISALS

                     SENIOR LIVING VALUATION SERVICES, INC.
            APPRAISERS & CONSULTANTS TO THE SENIOR HOUSING INDUSTRY

September 1, 1998

ARV Assisted Living, Inc.
500 Newport Center Drive, Suite 200
Newport Beach, CA 92660

Attention: Mr. Abdo Khoury

Re:  Pacific Villas
     3642 North Garey Avenue
     Pomona, California
     SLVS File No. 98-07-61

Mr. Khoury:

In accordance with your request, we have conducted the required investigation, gathered the necessary data, and made certain analyses that have enabled us to form an opinion of the market value of the above captioned senior housing property. The full narrative appraisal report that will follow shortly has been prepared to be in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice and Title XI of FIRREA. This will be a complete, self contained appraisal report.

The value stated herein is based on our understanding of the site and improvement descriptions as represented to us by the client and/or the client's representatives and professional consultants as well as other available sources. It will be your responsibility to read the report and inform the appraiser of any errors or omissions you are aware of prior to utilizing the report or making it available to any third party.

MARKET VALUE AS IS @ 7/24/98

Based on an inspection of the property and the investigation and analysis undertaken, we have formed the opinion, subject to the assumptions and limiting conditions set forth in the full narrative report, that the market value of the fee simple total going concern interest in the subject, as is, as of July 24, 1998, is:

                 SIX MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS
                                  ($6,650,000)

The narrative appraisal report that will follow shortly sets forth the identification of the property and limiting conditions, pertinent facts about the area and the subject property, comparable data, results of our investigation and analysis and the reasoning leading to the conclusions set forth. Please feel free to call me at (415) 788-42985 (sic) should you have any questions.

Respectfully submitted,

SENIOR LIVING VALUATION SERVICES, INC.

/s/  MICHAEL G. BOEHM
---------------------------------------------------------
Michael G. Boehm, MAI, CRE
President

                     SENIOR LIVING VALUATION SERVICES, INC.
            APPRAISERS & CONSULTANTS TO THE SENIOR HOUSING INDUSTRY

September 1, 1998

ARV Assisted Living, Inc.
500 Newport Center Drive, Suite 200
Newport Beach, CA 92660

Attention: Mr. Abdo Khoury

Re:  Cedar Villas
     301 East Cedar Street
     Ontario, California
     SLVS File No. 98-07-60

Mr. Khoury:

In accordance with your request, we have conducted the required investigation, gathered the necessary data, and made certain analyses that have enabled us to form an opinion of the market value of the above captioned senior housing property. The full narrative appraisal report that will follow shortly has been prepared to be in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice and Title XI of FIRREA. This will be a complete, self contained appraisal report.

The value stated herein is based on our understanding of the site and improvement descriptions as represented to us by the client and/or the client's representatives and professional consultants as well as other available sources. It will be your responsibility to read the report and inform the appraiser of any errors or omissions you are aware of prior to utilizing the report or making it available to any third party.

MARKET VALUE AS IS @ 7/24/98

Based on an inspection of the property and the investigation and analysis undertaken, we have formed the opinion, subject to the assumptions and limiting conditions set forth in the full narrative report, that the market value of the fee simple total going concern interest in the subject, as is, as of July 24, 1998, is:

            FOUR MILLION NINE HUNDRED SEVENTY FIVE THOUSAND DOLLARS
                                  ($4,975,000)

The narrative appraisal report that will follow shortly sets forth the identification of the property and limiting conditions, pertinent facts about the area and the subject property, comparable data, results of our investigation and analysis and the reasoning leading to the conclusions set forth. Please feel free to call me at (415) 788-42985 (sic) should you have any questions.

Respectfully submitted,

SENIOR LIVING VALUATION SERVICES, INC.

/s/  MICHAEL G. BOEHM
---------------------------------------------------------
Michael G. Boehm, MAI, CRE
President

                     SENIOR LIVING VALUATION SERVICES, INC.
            APPRAISERS & CONSULTANTS TO THE SENIOR HOUSING INDUSTRY

September 1, 1998

ARV Assisted Living, Inc.
500 Newport Center Drive, Suite 200
Newport Beach, CA 92660

Attention: Mr. Abdo Khoury

Re:  Villa Azusa
     200 East Gladstone
     Azusa, California
     SLVS File No. 98-07-62

Mr. Khoury:

In accordance with your request, we have conducted the required investigation, gathered the necessary data, and made certain analyses that have enabled us to form an opinion of the market value of the above captioned senior housing property. The full narrative appraisal report that will follow shortly has been prepared to be in compliance with the requirements of the Uniform Standards of Professional Appraisal Practice and Title XI of FIRREA. This will be a complete, self contained appraisal report.

The value stated herein is based on our understanding of the site and improvement descriptions as represented to us by the client and/or the client's representatives and professional consultants as well as other available sources. It will be your responsibility to read the report and inform the appraiser of any errors or omissions you are aware of prior to utilizing the report or making it available to any third party.

MARKET VALUE AS IS @ 7/24/98

Based on an inspection of the property and the investigation and analysis undertaken, we have formed the opinion, subject to the assumptions and limiting conditions set forth in the full narrative report, that the market value of the fee simple total going concern interest in the subject, as is, as of July 24, 1998, is:

                    SIX MILLION TWENTY FIVE THOUSAND DOLLARS
                                  ($6,025,000)

The narrative appraisal report that will follow shortly sets forth the identification of the property and limiting conditions, pertinent facts about the area and the subject property, comparable data, results of our investigation and analysis and the reasoning leading to the conclusions set forth. Please feel free to call me at (415) 788-42985 (sic) should you have any questions.

Respectfully submitted,

SENIOR LIVING VALUATION SERVICES, INC.

/s/  MICHAEL G. BOEHM
---------------------------------------------------------
Michael G. Boehm, MAI, CRE
President

                                   APPENDIX B

                              PURCHASE AGREEMENTS

                          PURCHASE AND SALE AGREEMENT

                                      AND

                           JOINT ESCROW INSTRUCTIONS

                                 BY AND BETWEEN

                   AMERICAN RETIREMENT VILLAS PROPERTIES III,
                        A CALIFORNIA LIMITED PARTNERSHIP

                                   AS SELLER

                                      AND

                           META HOUSING CORPORATION,
                            A CALIFORNIA CORPORATION

                                    AS BUYER

                                OCTOBER 26, 1998

                          PURCHASE AND SALE AGREEMENT
                         AND JOINT ESCROW INSTRUCTIONS

     THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the "Agreement") is made as of October 26, 1998, between AMERICAN RETIREMENT VILLAS PROPERTIES III, a California limited partnership ("Seller"), and META HOUSING CORPORATION, a California corporation, or assignee ("Buyer") with reference to the following facts and circumstances. The "Effective Date" of this Agreement shall be the date upon which the parties mutually execute this Agreement.

                                    RECITALS

     A. Seller is the fee owner of three (3) real properties improved with seniors apartment projects (collectively, the "Affiliated Properties"), all as more particularly described in attached Schedule A and incorporated herein.

     B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer one of the Affiliated Properties commonly known as Villa Azusa, located at 200 E. Gladstone Street, Azusa, California 91702, and more particularly described on attached Exhibit A and made a part hereof, upon the following terms and conditions.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, Seller and Buyer agree as follows:

1. PURCHASE AND SALE

     1.1 AGREEMENT TO BUY AND SELL. Subject to all of the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Buyer, and Buyer agrees to acquire and purchase from Seller, all of the following (collectively, the "Property"):

          1.1.1 REAL PROPERTY. A certain parcel of real property ("Real Property") more particularly described on Exhibit A attached hereto and all of Seller's right, title and interest in and to all easements, rights and privileges, hereditaments and appurtenances thereto, including any right, title and interest in and to adjacent streets, alleys or rights of way, together with all of Seller's right, title and interest in and to all improvements, structures, equipment and fixtures currently located on or under said Real Property (collectively called the "Improvements"), subject to easements, agreements and other matters of record and the rights of existing tenants under leases or occupancy agreements.

          1.1.2 PERSONAL PROPERTY. All of Seller's right, title and interest in and to all tangible personal property (the "Personal Property") now or hereafter used exclusively in connection with, the ownership, operation or maintenance of the Real Property and/or the Improvements, with the exception of any laundry equipment installed at the Real Property which shall not be part of the Personal Property, but which shall include, without limitation, equipment, machinery, furniture, art work, furnishings, office equipment, tools, construction and finish materials not incorporated in the Improvements and held for repair and replacements; and all right, title and interest of Seller, determined as of the Closing Date, in and to all intangible personal property (the "Intangible Property") now or hereafter used exclusively in connection with the operation, ownership, maintenance or management of the Real Property, including, without limitation, all trade names and trademarks associated with the Real Property; warranties; indemnities; all permits, licenses and approvals related to the operation, maintenance, construction, or ownership of the Real Property (to the extent assignable); insurance proceeds or claims thereto related to the Real Property; and all books and records relating to the Real Property.

          1.1.3 SERVICE CONTRACTS. All of Seller's right, title and interest in and to any and all contracts and other agreements pertaining to the Property together with all supplements, amendments and modifications thereto (collectively, the "Service Contracts"), which Service Contracts are listed or described on Schedule B attached hereto and incorporated herein by reference.

          1.1.4 LEASES. All of Seller's interest, as landlord, in all leases or other occupancy agreements affecting the Improvements, including leases or occupancy agreements which may be made by Seller after the Effective Date of this Agreement and before Closing as permitted by this Agreement, and any and all amendments and supplements thereto (collectively, the "Leases").

     1.2 PURCHASE PRICE. The purchase price to be paid by Buyer to Seller for the Property (the "Purchase Price") shall be the sum of Six Million Two Hundred Fifty Thousand Dollars ($6,250,000.00). The Purchase Price shall be payable upon the Close of Escrow (as hereafter defined) as follows:

          1.2.1 DEPOSIT. Upon the Opening of Escrow (as defined in Paragraph 2), Buyer shall deliver to Escrow Agent (as defined in Paragraph 2) as an earnest money deposit the sum of Sixty Eight Thousand Two Hundred Dollars ($68,200.00) (the "Deposit"), paid by wire transfer of funds or by certified or cashier's check drawn on a local bank. Escrow Agent shall promptly deposit and thereafter hold the Deposit in an interest bearing account and interest will accrue for the account of Buyer except as otherwise provided in this Agreement and will be applied against the Purchase Price at Closing (as defined in Paragraph 2). Except as expressly provided otherwise, the Deposit will become nonrefundable at and as of the first day following the end of the Due Diligence Period, unless Buyer terminates this Agreement by written notice to Seller and Escrow Agent as provided herein on or before the end of the Due Diligence Period. In the event Buyer so terminates this Agreement, Escrow Agent shall immediately refund the Deposit to Buyer.

          1.2.2 BALANCE OF PURCHASE PRICE. No later than such time as is required by Escrow Agent or otherwise in order for the Closing to occur by the Closing Date, Buyer will deposit into the Escrow the balance of the Purchase Price in cash, by confirmed wire transfer of funds, or by certified or cashier's check collectible in same day funds. For purposes of calculating the balance of the Purchase Price payable by Buyer hereunder, Buyer shall be credited with (i) the Deposit, (ii) all interest earned on the Deposit during the Escrow, and (iii) Buyer's share of the prorations in Buyer's favor and credits described in Section 5.2 hereof.

2. ESCROW

     2.1 OPENING OF ESCROW. Within three (3) business days after their execution and delivery of this Agreement, Seller and Buyer shall open an escrow (the "Escrow") with Fidelity National Title Company (the "Escrow Agent") by delivering to Escrow Agent a fully executed copy of this Agreement (the "Opening of Escrow"). When this Agreement or counterparts hereof shall have been executed by Seller and Buyer, and delivered to Escrow Agent, it shall constitute the joint escrow instructions of the parties to the Escrow Agent. The purchase and sale of the Property will be consummated through the Escrow. Escrow Agent is hereby authorized and instructed to deliver, pursuant to the terms of this Agreement, the documents and monies to be deposited into the Escrow. Escrow Agent's standard form escrow instructions shall, to the extent consistent with the terms hereof, inure to the benefit of Escrow Agent. If there is a conflict between any printed escrow instructions and this Agreement, the terms of this Agreement will govern.

     2.2 CLOSING OF ESCROW. The closing (the "Closing") of the purchase and sale of the Property shall take place through Escrow, upon satisfaction of all conditions to Closing set forth herein, by no later than ninety (90) days after the Effective Date of this Agreement, subject to the provisions of Section 4.2.5 hereof (the "Closing Date"). The term "Closing" or "Close of Escrow" as used herein shall be deemed to be the date upon which the grant deed to the Real Property is recorded. The Close of Escrow shall occur, if at all, simultaneously with the Close of Escrow for Buyer's purchase from Seller of the remaining two
(2) Affiliated Properties.

3. ACTIONS PENDING CLOSING

     3.1 DELIVERY OF TITLE DOCUMENTS. Within ten (10) days after the Opening of Escrow, Seller shall cause to be delivered to Buyer a current, effective Preliminary Report covering the Real Property and the Improvements (the "Preliminary Report"), issued by Fidelity National Title Company (the "Title Company"), together with (i) true, complete and legible copies of all documents referred to in the Preliminary Report (the "Underlying Documents"), (ii) a plat or sketch prepared by the Title Company showing all easements affecting the Real Property, and (iii) a copy of any existing ALTA Survey of the Real Property (the

"Survey") in Seller's possession or control, or written notice to Buyer that Seller has no such Survey in its possession or under its control. In the event Buyer elects to obtain any extended coverage ALTA owner's or lender's title insurance policy, and such extended coverage requires an ALTA survey, Buyer shall obtain said survey, if at all, at its sole cost and expense, prior to the expiration of the Due Diligence Period (as defined in Section 3.3.2).

     If any subsequent updating of a Preliminary Report or of a Survey prior to the Close of Escrow shall disclose any additional title exceptions, defects or encumbrances, then Buyer shall have an additional five (5) day period to approve or disapprove such items in its discretion subject to the process described in
Section 3.2.

     3.2 BUYER'S REVIEW OF TITLE. At any time prior to the expiration of the Due Diligence Period, Buyer shall review and examine the Preliminary Reports, the Underlying Documents, and the Surveys, if any, and deliver to Seller written notice of any title exceptions which Buyer disapproves or other objections to title, specifying reasonable grounds for each matter disapproved (collectively, the "Disapproved Exceptions"). Such grounds must establish that the matters disapproved would have an adverse effect on Buyer's use, development, financing, marketability or operation of the Property, as determined by Buyer in its sole discretion, and were not caused or created solely by the acts of Buyer. Buyer's failure to provide such notice of Disapproved Exceptions prior to the expiration of the Due Diligence Period shall constitute Buyer's approval of the condition of title as shown on the Preliminary Report. If Buyer timely notifies Seller of specific Disapproved Exceptions, Seller will have ten (10) days after receipt of Buyer's notification of Disapproved Exceptions in which to advise Buyer that:

          (i) Seller will cause the Disapproved Exceptions to be removed or remedied or obtain appropriate endorsements to the Title Policy on or before the Closing Date; or

          (ii) Seller will not cause the Disapproved Exceptions to be removed or remedied or cause appropriate endorsements to the Title Policy to be issued.

          (iii) If Seller does not notify Buyer of its election within the 10 day period, Seller will be deemed to have elected to not cause the Disapproved Exceptions to be removed.

     If Seller elects to not cause the Disapproved Exceptions to be removed or remedied or cause appropriate endorsement to the Title Policy to be issued, Buyer will have five (5) days to elect to:

          (i) Proceed with the purchase and acquire the Property subject to the Disapproved Exceptions without reduction in the Purchase Price; or

          (ii) Cancel the Escrow and this Agreement by written notice to Seller and Escrow Agent, in which case the Deposit and any interest accrued thereon will be returned to Buyer, and the cancellation costs, if any, will be borne equally by the parties.

     If Buyer does not give Seller notice of its election within the 5 day period, Buyer will be deemed to have elected to proceed with the Closing of this transaction. If Seller commits to remove or remedy any Disapproved Exception and fails to do so by the Closing Date, Seller will be in default under this Agreement and Buyer may, at Buyer's election, terminate this Agreement and pursue its remedies as set forth in Paragraph 8.

     3.3 BUYER'S DUE DILIGENCE INVESTIGATION.

          3.3.1 BUYER'S REVIEW OF PROPERTY DOCUMENTS. To the extent such items are in Seller's possession or control, Seller shall, within ten (10) days of the Effective Date, provide to Buyer copies of or access to the information and documents set forth on Schedule C attached hereto and incorporated herein by reference (the "Property Documents"). The Due Diligence Period (defined in Subparagraph 3.3.2) shall be extended on a day-for-day basis for each day after the tenth day following the Effective Date for which Seller fails to make the initial delivery of the Property Documents. Seller shall have the continuing obligation during the pendency of this Agreement to provide Buyer with any Property Document coming into Seller's possession or control or produced by or for Seller after the initial delivery of the Property

     Documents. Buyer shall have until the expiration date of the Due Diligence Period to deliver to Seller a disapproval notice stating that Buyer's review of the Property Documents disclosed a defect in the Property and describing the defect with reasonable particularity. Buyer's failure to so notify Seller shall conclusively be considered approval. Buyer expressly agrees that Seller is furnishing copies of all Property Documents to Buyer for informational purposes only and without representation or warranty as to the accuracy or completeness of the contents of such materials.

          3.3.2 BUYER'S INSPECTION OF THE PROPERTY. During the period commencing on the Effective Date and ending on the date which occurs thirty (30) days thereafter (the "Due Diligence Period"), Buyer, its agents and representatives shall have the right to enter the Real Property upon reasonable prior notice to Seller for the purpose of conducting customary soil, environmental, and other engineering tests and to inspect and survey the Real Property, all at its own cost and expense. Buyer will keep the Real Property free and clear of any liens and shall indemnify, defend (with counsel reasonably acceptable to Seller) and hold Seller harmless from and against any and all claims, losses, damages, liabilities, costs or expenses, including, without limitation, reasonable attorneys' fees and costs, arising out of Buyer's inspections and tests. By the end of the Due Diligence Period, Buyer must approve the results of any and all inspections, investigations, tests and studies as Buyer may have elected to make or obtain within the Due Diligence Period. Buyer shall be deemed to have approved all soil and other physical conditions pertaining to the Real Property unless it has delivered to Seller written notice of disapproval on or before the expiration of the Due Diligence Period. Such notice must provide that in Buyer's opinion that the matters disapproved would have an adverse impact on Buyer's use, development, financing, marketability or operation of the Real Property. Seller shall have until five (5) business days prior to the Closing to cure any matters so disapproved which can be cured, but without any obligation to do so; provided, however, that Seller shall notify Buyer within ten (10) days of receipt of Buyer's notice of disapproval as to whether or not Seller will cure such disapproved matters. If Seller elects not to cure such disapproved matters, or fails to timely cure such disapproved matters, Buyer shall have the right to terminate this Agreement and receive the return of the Deposit. Notwithstanding anything to the contrary herein, and by no later than ten (10) days prior to the expiration of the Due Diligence Period, Seller shall cause a Phase I environmental survey to be performed for the Real Property and deliver a copy of the written report thereof to Buyer for its review in accordance with procedures set forth above. The costs of conducting said Phase I survey and preparing the resulting report will initially be borne by Seller; provided, however, that Buyer shall reimburse Seller for all such costs at the Close of Escrow or any such time as Buyer elects to terminate this Agreement for any reason other than the failure of Seller to timely obtain the approval of its limited partners or of the Board of Directors of Buyer's general partner, as provided in Sections 4.2.4 and 4.2.5. In the event this Agreement is terminated prior to the Closing, Buyer will give copies of all inspections, tests or studies to Seller as a condition precedent to the return of the Deposit.

          3.3.3 SERVICE CONTRACTS. During the Due Diligence Period, Buyer shall notify Seller in writing as to which Service Contracts Buyer will assume and which Service Contracts shall be terminated by Seller at Closing. By means of a written assignment and assumption agreement in form and content acceptable to Seller (the "Assignment and Assumption Agreement"), Buyer will assume the obligations arising from and after the Closing Date under those Service Contracts that are not in default as of the Closing Date and which Buyer has elected to assume. Seller shall terminate at Closing all Service Contracts that are not so assumed.

          3.3.4 NO WARRANTIES. Except as expressly contained in Section 6 of this Agreement, Buyer acknowledges that Buyer is purchasing the Property solely in reliance on Buyer's own investigation and that no representations or warranties of any kind whatsoever, express or implied, have been made by Seller or by Seller's agents or brokers with respect to the condition or use of the Property. Buyer further acknowledges that except as disclosed in
     Section 6, Buyer will be aware of all zoning regulations, other governmental requirements, site and physical conditions, and other matters affecting the use and condition of the Property and agrees to purchase the Property at the Close of Escrow in its then condition AS-IS and with all faults.

     3.4 NOTICE OF CHANGES. Seller shall promptly notify Buyer of any change in any condition concerning the Property or of any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue or misleading, or any covenant of Seller under this Agreement incapable or less likely of being performed; however, Seller's obligation to provide such notice to Buyer shall in no way relieve Seller of any liability for its breach of any of Seller's representations, warranties or covenants under this Agreement. In the event of such notice of change, Buyer shall have a ten (10) day period to determine whether or not to proceed with the purchase of the Property, and if Buyer elects not to proceed, Escrow Holder shall promptly return the Deposit to Buyer upon Buyer's demand.

4. CONDITIONS TO PARTIES' OBLIGATIONS TO CLOSE

     The following shall be the conditions precedent to the parties' obligations to consummate the purchase and sale transaction contemplated herein:

     4.1 CONDITIONS TO BUYER'S OBLIGATIONS TO CLOSE. Buyer's obligation to consummate the transactions contemplated hereby is subject to the following conditions, each of which is for Buyer's sole benefit and may be waived by Buyer only in writing at its sole option:

          4.1.1 REPRESENTATIONS AND WARRANTIES. Seller's representations and warranties in this Agreement shall be true on the date of Closing in all material respects as though such representations and warranties were made on and as of such date.

          4.1.2 DELIVERY OF INSTRUMENTS AND INFORMATION. Seller shall have delivered the instruments and information required to be delivered by Seller as, when and in the manner set forth therein.

          4.1.3 COMPLIANCE WITH THIS AGREEMENT. Seller shall duly have performed and complied with all agreements, obligations and conditions Seller is required to perform under this Agreement on or before the Closing.

          4.1.4 DUE DILIGENCE REVIEW APPROVALS. Buyer shall have approved the Property Documents and the physical condition of the Property.

          4.1.5 TITLE POLICY. The Title Company shall be ready, willing and able to issue the Title Policy required by Subparagraph 5.1.2(e).

     4.2 CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. Seller's obligation to consummate the transaction contemplated hereby is subject to the following conditions, each of which is for Seller's sole benefit and may be waived solely by Seller only in writing, and at its sole option:

          4.2.1 REPRESENTATIONS AND WARRANTIES. Buyer's representations and warranties in this Agreement, or in any certificate or document signed by Buyer pursuant to the provisions hereof, shall be true on and as of Closing in all material respects as though such representations and warranties were made on and as of such date.

          4.2.2 DELIVERY OF INSTRUMENTS AND INFORMATION. Buyer shall have delivered the instruments and information required to be delivered by Buyer as, when and in the manner set forth herein.

          4.2.3 COMPLIANCE WITH THIS AGREEMENT. Buyer shall have performed and complied with all agreements and conditions Buyer is required to perform under this Agreement on or before Closing.

          4.2.4 BOARD OF DIRECTOR APPROVAL. Within the Due Diligence Period, the Board of Directors of Seller's general partner shall have approved the transaction contemplated by this Agreement and duly authorized and empowered designated representatives of Seller to execute and deliver this Agreement and all additional documents required in connection therewith.

          4.2.5 APPROVAL OF LIMITED PARTNERS. Within ninety (90) days after the Effective Date of this Agreement, the limited partners of Seller shall have approved the transaction contemplated hereby and duly authorized and empowered its general partner to execute and deliver this Agreement and all additional documents required in connection herewith. In the event that Seller is unable to obtain said approval within the 90 day period due to reasons beyond its control, including, but not limited to, requirements of the Securities and Exchange Commission, Seller shall have an additional thirty (30) day period within which to obtain such approval, if at all, and the Closing shall be extended accordingly. In the event Seller is unable to obtain the approval of its limited partners within said ninety (90) day period, or as extended for the additional 30 day period, Seller shall bear all title and escrow costs incurred in connection with the transaction contemplated herein

          4.2.6 CONCURRENT CLOSING OF AFFILIATED PROPERTIES' ESCROWS. The escrows for Buyer's or Buyer's assignee's purchase from Seller of the two
     (2) Affiliated Properties shall be able to close concurrently with the Close of Escrow.

     4.3 CONDITION TO PARTIES' OBLIGATIONS TO CLOSE. Buyer's and Seller's respective obligations to consummate the transaction contemplated hereby are subject to the requirement that within ninety (90) days after the Effective Date of this Agreement, the Redevelopment Agency of the City of Azusa shall have approved the transfer of Seller's interests in the Real Property to Buyer and consented to the assumption by Buyer of Seller's rights and obligations under the rehabilitation and affordable housing subsidy/grant agreement affecting the Real Property. Buyer and Seller mutually agree to employ all good faith and diligent effort to timely obtain said consent and approval.

5. CLOSING

     5.1 DEPOSITS INTO ESCROW.

          5.1.1 SELLER'S CLOSING DELIVERIES. At least one (1) business day prior to the Closing Date, Seller shall deliver or cause to be delivered to Escrow Agent the following items:

             (a) A grant deed in statutory form, duly executed and acknowledged by Seller, and a separate declaration of documentary transfer tax in form satisfactory to Escrow Agent;

             (b) A duly executed Bill of Sale (the "Bill of Sale") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit B, assigning and conveying to Buyer all of Seller's right, title, and interest in and to the Personal Property;

             (c) A duly executed Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit C, assigning all of Seller's right, title and interest in and to the Service Contracts;

             (d) A duly executed Assignment of Leases (the "Assignment of Leases") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit D, assigning all of Seller's right, title, and interest in and to the Leases;

             (e) An affidavit or qualifying statement which satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Non-Foreign Affidavit");

             (f) A Standard Coverage CLTA Owner's Policy of Title Insurance covering the Property, insuring Buyer as the owner of the Property as of the Closing Date, subject only to the Permitted Exceptions, and in the amount of the Purchase Price (the "Title Policy"). As used herein, "Permitted Exceptions" means exceptions approved by Buyer pursuant to this Agreement; a lien for real estate taxes and assessments not yet due and payable; tenants in possession under the Leases; matters affecting the condition of title to the Property created by or with the written consent of Buyer; and any matters which would be shown by an inspection, a survey of the Property, or by inquiry of persons in possession of the Property. If Buyer elects to obtain any additional endorsements or an extended coverage policy, the additional premium and costs of survey for the extended coverage policy and the cost of any endorsements will be at Buyer's sole cost and expense; however, Buyer's election to obtain an extended coverage policy will not delay the Closing and Buyer's inability to obtain an extended coverage policy or any such endorsements will not be deemed to be a failure of any condition to Closing;

             (g) A Certificate from Seller certifying that all representations and warranties of Seller contained in this Agreement remain true and correct at Closing;

             (h) An updated Rent Roll (as defined in Section 5.2.2) for the Real Property, certified by Seller as true and complete;

             (i) Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to Buyer; and

             (j) Such other documents and funds as may be required in connection with the closing of the Escrow and consummation of the sale of the Property in accordance with the terms of this Agreement.

          5.1.2 BUYER'S CLOSING DELIVERIES. At least one (1) business day prior to the Closing Date, Buyer shall deliver or cause to be delivered to Escrow Agent the following items:

             (a) The balance of the Purchase Price in the manner set forth in Subparagraph 1.2.2, together with such other sums as Escrow Agent shall require to pay Buyer's share of the closing costs and prorations in accordance with this Agreement;

             (b) Evidence of the existence, organization and authority of Buyer to execute and deliver this Agreement and to consummate the transaction contemplated herein;

             (c) A counterpart original of the Assignment and Assumption Agreement duly executed;

             (d) A counterpart original of the Assignment of Leases;

             (e) Evidence of existence, organization and authority of Buyer and of the authority of the persons executing documents on behalf of Buyer reasonably satisfactory to Seller; and

             (f) Such other documents and funds as may be required in connection with the closing of the Escrow and the consummation of the sale of the Property in accordance with the terms of this Agreement.

     5.2 PRORATIONS.

          5.2.1 TAXES AND ASSESSMENTS. All non-delinquent real estate taxes and assessments on the Property will be prorated as of the Close of Escrow based on the actual current tax bill for the Real Property. If the Close of Escrow takes place before the real estate taxes are fixed for the tax year in which the Close of Escrow occurs, the apportionment of real estate taxes will be made on the basis of the real estate taxes for the immediately preceding tax year applied to the latest assessed valuation. All delinquent taxes and all delinquent assessments, if any, on the Real Property will be paid at the Close of Escrow from funds accruing to Seller. All supplemental taxes billed after the Close of Escrow for periods prior to the Close of Escrow will be paid promptly by Seller. Any general and special bonds and assessments secured by or attributable to the Real Property shall be assumed and paid in full by Buyer, subject to proration or current amounts owing as stated above.

          5.2.2 RENTS AND DEPOSITS. All rents and other income under the Leases which are actually received by Seller as of the Close of Escrow will be prorated. Delinquent rents and rents not paid by Close of Escrow will not be prorated. All rents collected by Buyer after Closing will be applied first to current rents due and payable and next in satisfaction of the oldest accrued rent, remitting to Seller, after deducting reasonable collection costs, any rent properly allocable to Seller's period of ownership of the Property. Upon Seller's request, Buyer shall bill and attempt to collect such rent arrearages in the ordinary course of business, and Buyer shall be reimbursed for any cost and expense incurred in connection therewith, but Buyer shall not be obligated to engage a collection agency or take legal action to collect such rent arrearages. Seller shall have the right, but not the obligation, to seek collection of any rents or other income applicable to any period of ownership of the Property before the Closing.

                 At the Close of Escrow, all tenant security deposits under the Leases (and interest accrued thereon if required by law or contract to be earned thereon) shall be transferred to Buyer or Buyer shall receive a credit against the Purchase Price in the amount of such security deposits (less deductions therefrom). The foregoing credits are agreed to constitute a transfer of security deposits to Buyer for purposes of California Civil Code Section 1950.5(g) or 1950.7(d), as applicable, and for all other purposes. Prior to the Closing, Seller will provide Buyer and Escrow Agent with an updated rent roll (the "Rent Roll") (or other document) which will itemize all security deposits and deductions made therefrom. The Rent Roll will be used to establish the adjustments and credits described above, and constitutes Seller's notice to Buyer required by California Civil Code
     Section 1950.5(h) or 1950.7, as applicable.

                 From and after the Closing, Buyer assumes the obligation to repay all security deposits owing to all tenants of the Property and shall indemnify and hold Seller harmless from any claim with respect thereto (which obligation shall survive the Closing). Further, Seller hereby notifies Buyer that following the Closing, Seller will give all tenants of the Property the notice required by California Civil Code Section 1950.5(g) or 1950.7(d), as applicable, substantially in the form of Exhibit E attached hereto.

          5.2.3 UTILITIES. Seller will notify all utility companies servicing the Real Property of the sale thereof to Buyer and will request that such companies send Seller a final bill for the period ending on the last day before the Close of Escrow. Buyer will notify the utility companies that all utility bills for the period commencing on the Close of Escrow are to be sent to Buyer. In addition to the Purchase Price, Buyer will pay to Seller an amount equal to the total of all utility deposits held by utility companies and Seller will assign to Buyer all of Seller's right, title and interest in any such utility deposits; provided, however, Seller reserves the right to receive a return of such utility deposits and, in such event, Buyer will arrange for substitute deposits with the utility companies as may be required. If following the Close of Escrow either Buyer or Seller receives a bill for utilities or other services provided to the Property for the period in which the Close of Escrow occurred, Buyer and Seller will equitably prorate the bill.

          5.2.4 SERVICE CONTRACTS. Buyer or Seller, as the case may be, shall receive a credit for regular charges under the Service Contracts assumed by Buyer pursuant to this Agreement paid and applicable to Buyer's period of ownership or payable and applicable to Seller's period of ownership, respectively.

          5.2.5 INVENTORY. Seller shall receive a credit at Closing for any inventory located on the Property as of midnight preceding the Closing Date, including office supplies, linen, housekeeping and other supplies.

          5.2.6 EMPLOYEE ACCRUALS. All salaries of current employees of the Property shall be prorated as of the Closing. Buyer shall assume responsibility for and receive credit at Closing for all accrued compensation, bonuses, benefits, vacation, holiday and sick pay, worker's compensation premiums, payroll taxes and similar costs of all employees of the Property.

          5.2.7 METHOD OF PRORATION. All prorations will be made as of the date of Close of Escrow based on a 365 day year or a 30 day month, as applicable.

          5.2.8 All other items customarily prorated as of the Closing Date in similar transactions shall be calculated by Escrow Agent on the basis of information obtained by Escrow Agent or provided by Seller or Buyer at the request of Escrow Agent, in accordance with Escrow Agent's normal policies and practices.

     5.3 PAYMENT OF CLOSING COSTS.

          5.3.1 CLOSING COSTS OF SELLER. Seller shall pay: (i) the cost of the Title Policy associated with the CLTA Standard Coverage Policy; (ii) the cost of recording the Grant Deed; (iii) any sales taxes owing in connection with the transactions contemplated by this Agreement; (iv) one-half (1/2) of Escrow Agent's fee; (v) all city and county documentary transfer taxes; and (vi) any additional costs and charges customarily charged to sellers in accordance with common escrow practices in the county in which the Real Property is located.

          5.3.2 CLOSING COSTS OF BUYER. Buyer shall pay: (i) that portion of the cost of the Title Policy that is associated with the ALTA Extended Coverage Policy and any additional endorsements; (ii) one-half (1/2) of Escrow Agent's fee; (iii) the cost, if any, of a new Survey of the Property; and
     (iv) any additional charges customarily charged to buyers in accordance with common escrow practices in the county in which the Real Property is located.

          5.3.3 OTHER CLOSING COSTS. All other Closing fees and expenses, including, but not limited to, the parties' legal expenses, accounting and consulting fees, and other incidental expenses in connection with this transaction shall be borne by the party incurring same.

     5.4 CLOSING OF ESCROW.

          5.4.1 Escrow Agent shall Close the Escrow on the Closing Date if: (i) it has received in a timely manner all funds and materials required to be delivered into Escrow by Buyer and Seller; (ii) it has received notice from the Title Company that it is prepared (subject only to recordation of the grant deed) to issue to Buyer a Title Policy with respect to each Real Property; and (iii) it is ready and able to simultaneously close the escrows for Buyer's purchase of the Affiliated Properties.

          5.4.2 At the Close of Escrow, Escrow Agent will promptly undertake all of the following with respect to the Real Property:

             5.4.2.1 FUNDS. Disburse all funds deposited with Escrow Agent by Buyer in payment of the Purchase Price for the Property as follows:

                (a) deliver to Seller the Purchase Price, less the amount of all items, costs and prorations chargeable to the account of Seller; and

                (b) disburse the remaining balance, if any, of the funds deposited by Buyer to Buyer, less amounts chargeable to Buyer.

             5.4.2.2 RECORDING. Cause the Grant Deed (with documentary transfer tax information to be affixed after recording) and the Assignment of Leases, if applicable, to be recorded with the County Recorder and obtain conformed copies thereof for distribution to Buyer and Seller.

             5.4.2.3 TITLE POLICY. Direct the Title Company to issue the Title Policy to Buyer.

             5.4.2.4 DELIVERY OF DOCUMENTS TO BUYER OR SELLER. Deliver to Buyer the Non-Foreign Affidavit and other documents (or copies thereof) deposited into Escrow by Seller. Deliver to Seller any other documents (or copies thereof) deposited into Escrow by Buyer.

6. REPRESENTATIONS AND WARRANTIES

     6.1 JOINT REPRESENTATIONS AND WARRANTIES. In addition to any express agreements of the parties contained herein, the following constitute representations and warranties of the parties each to the other:

          6.1.1 AUTHORITY. Each party has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate this transaction.

          6.1.2 ACTIONS. All requisite action (corporate, trust, partnership or otherwise) has been taken by each party in connection with the entering into of this Agreement, the instruments referenced herein, and the consummation of this transaction. No further consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required.

          6.1.3 DUE EXECUTION. The individuals executing this Agreement and the instruments referenced herein on behalf of each party and the partners, officers or trustees of each party, if any, have the legal power, right, and actual authority to bind each party to the terms and conditions of those documents.

          6.1.4 VALID AND BINDING. This Agreement and all other documents required to close this transaction are and will be valid, legally binding obligations of and enforceable against each party in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

     6.2 SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Seller hereby makes the following representations, warranties and covenants:

          6.2.1 NO DEFAULTS. Executing and delivering this Agreement and the documents referenced herein, incurring the obligations set forth herein, consummating the transaction contemplated herein, and complying with the terms of this Agreement and the documents referenced herein do not conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, rehabilitation/grant housing agreements, lease or other agreement or instrument to which Seller is a party or affecting the Property.

          6.2.2 PENDING OR THREATENED ACTIONS. There are no pending or, to the best of Seller's knowledge, contemplated actions, suits, arbitrations, claims, hearings or proceedings, at law or in equity, affecting all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property. Seller does not know of the existence of any threatened or contemplated actions, claims, hearings or proceedings or of the existence of any facts which might give rise to such actions, claims or proceedings.

          6.2.3 PERSONAL PROPERTY. Seller has and will transfer good and marketable title to the Personal Property free and clear of any claim, lien, pledge, option, charge, security interest, or other right of third parties, whether voluntarily incurred or arising by operation of law, except such claim, lien, pledge, option, charge, security interest, or other third party right solely caused by or resulting from the acts or conducts of Buyer.

          6.2.4 ACCURACY OF DOCUMENTS. All instruments, documents, lists, schedules and items required to be delivered to Buyer hereunder will fairly present the information set forth in a manner that is not misleading and will be true, complete and correct in all respects on the date of delivery and upon the Closing, as they may be updated, modified or supplemented in accordance with this Agreement.

          6.2.5 CONDITION OF PROPERTY. To the best of Seller's knowledge, there are no structural or mechanical defects in the Property which would adversely affect Buyer's proposed use of the Property.

          6.2.6 SURVIVAL. All representations and warranties contained in this Subparagraph 6.2 or made in writing by Seller in connection with the transaction herein provided for shall be true and correct on the date hereof and at Closing, and liability for misrepresentation or breach of warranty or covenant shall survive the execution and delivery of this Agreement for a period of one (1) year.

     6.3 PRE-CLOSING COVENANTS. So long as this Agreement remains in full force and effect:

          (a) Without the prior written consent of Buyer, Seller will not convey any interest in the Property and will not subject the Property to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters after the date of this Agreement, except as may be otherwise provided for in this Agreement, which will not be eliminated prior to the Close of Escrow.

          (b) Seller will not make any material alterations to the Property without Buyer's consent, which will not be unreasonably withheld or delayed.

          (c) Seller will maintain the Property in substantially the same condition as of the Effective Date, ordinary wear and tear excepted, and manage the Property in accordance with Seller's established practices.

          (d) Seller will keep and perform all of the obligations to be performed by Seller under any leases or contracts. After expiration of the Due Diligence Period, Seller will not enter into any contract or agreement providing for the provision of goods or services to or with respect to the Property or the operation thereof unless such contracts or agreements can be terminated without penalty by the Closing Date, without prior written consent of Buyer, which will not be unreasonably withheld or delayed. Seller will not modify any housing subsidy agreements, development agreements, permits or other government approvals affecting the Property or any covenants, conditions or restrictions affecting the Property. Seller will not enter into any new leases for any portion of the Property or extend the terms of any existing leases without Buyer's written consent, which will not be unreasonably withheld or delayed.

7. ADDITIONAL AGREEMENTS OF THE PARTIES

     7.1 HAZARDOUS SUBSTANCES.

          7.1.1 DEFINITIONS. For the purposes of this Agreement, the following terms have the following meanings:

             (a) "ENVIRONMENTAL LAW" means any law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment, including, without limitation, CERCLA (Comprehensive Environmental Response, Compensation and Liability Act of 1980) and RCRA (Resources Conservation and Recovery Act of 1976).

             (b) "HAZARDOUS SUBSTANCE" means any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is or becomes similarly designated, classified or regulated, under any Environmental Law, including asbestos, petroleum and petroleum products.

             (c) "ENVIRONMENTAL REPORT" means the Phase I environmental audit of the Property performed by Seller or any third party or consultant engaged by Seller to conduct such audit.

          7.1.2 SELLER'S REPRESENTATIONS AND WARRANTIES.

             Seller will obtain the Environmental Report for the Property and will furnish a copy to Buyer not later than ten (10) days prior to the expiration of the Due Diligence Period. As of the date of this Agreement, to the actual knowledge of Seller and except as referred to in the Environmental Report:

             (a) since the date of Seller's acquisition of the Property, no Hazardous Substances are now or have been used or stored on or within any portion of the Property except those substances which are or have been used or stored on the Property in the normal course of use and operation of the Property and in compliance with all applicable Environmental Laws;

             (b) since the date of Seller's acquisition of the Property, there are and have been no federal, state or local enforcement, clean-up, removal, remedial or other governmental or regulatory actions instituted or completed affecting the Property; and

             (c) no claims have been made by any third party against Seller relating to any Hazardous Substances on or within the Property.

          7.13 MUTUAL INDEMNIFICATIONS.

             (a) Buyer agrees to indemnify and hold harmless Seller, its partners, employees, and agents ("Seller Indemnitees") from and against any and all liabilities, claims, demands, suits, judgments, causes of action, losses, costs, damages, injuries, penalties, enforcement actions, fines, remedial actions, removal and disposal costs, remediation costs and expenses (including reasonable attorneys' fees) arising out of or related to the presence of Hazardous Substances in, on, under, or about the Property, to the extent that such Hazardous Substances first become present in, on, under or about the Property either (i) during Buyer's tenure as owner, lessee or manager of the Property, or (ii) as a result of Buyer's acts or omissions.

             (b) Seller agrees to indemnify and hold harmless Buyer and its partners, employees, and agents ("Buyer Indemnitees") from and against any and all such liabilities, claims, demands, suits, judgments, causes of action, losses, costs, damages, injuries, penalties, enforcement actions, fines, remedial actions, removal and disposal costs, investigation and remediation costs and expenses (including reasonable attorneys' fees) arising out of or related to the presence of Hazardous

        Substances in, on, under or about the Property, to the extent such Hazardous Substances were present in, on, under or about the Property
        (i) during Seller's ownership of the Property or (ii) as a result of Seller's acts or omissions.

     7.2 DELIVERY OF POSSESSION. Possession of the Property shall be delivered to Buyer upon Closing, subject to the rights of tenants in possession.

     7.3 DAMAGE OR DESTRUCTION. If the Property sustains damage caused by fire or other casualty prior to Closing and where the cost of repair or replacement is estimated to be more than One Hundred Thousand Dollars ($100,000.00), Buyer may elect to terminate this Agreement by written notice to Seller within fifteen
(15) days after receipt of Seller's written notice to Buyer advising of such damage or destruction. If Buyer does not elect to terminate this Agreement, or if the loss or casualty would cost less than $100,000 to repair, the Closing shall take place as provided herein with an abatement of the Purchase Price equal to the cost to repair unless such damage or destruction is covered by insurance in which case there shall be assigned to Buyer at Closing all of Seller's interest in and to the insurance proceeds that may be payable to Seller on account of such occurrence, Seller shall have no obligation of repair or replacement, and the Purchase Price shall be abated in the amount of the deductible payable under the insurance coverage.

     7.4 CONDEMNATION. Seller shall promptly give Buyer notice of any eminent domain proceedings that are contemplated, threatened or instituted with respect to the Property. By notice to Seller given within fourteen (14) days after Buyer receives notice of proceedings in eminent domain that are contemplated, threatened or instituted by anybody having the power of eminent domain with respect to the Property (and if necessary the Closing Date shall be extended to give Buyer the full 14 day period to make such election), Buyer may, if such proceedings involve the taking of title to all or any interest in the Property, terminate this Agreement by notice in writing sent within ten (10) days of Seller's written notice to Buyer, in which case the Deposit and any accrued interest thereon, less Buyer's one-half share of cancellation costs, will be returned to Buyer, and neither party will have any further rights or obligations under this Agreement except any rights or obligations which are expressly stated to survive termination. If the proceedings do not involve the taking of title to all or any interest in the Property, or if Buyer does not elect to terminate this Agreement, this transaction will be consummated as described herein and Seller shall, upon Close of Escrow, assign to Buyer its entire right, title and interest in and to any condemnation award, and Buyer shall have the sole right during the pendency of this Agreement to negotiate and otherwise deal with the condemning authority in respect of such matter.

     7.5 BROKERS' COMMISSIONS. Seller shall be solely liable for the commission to be paid to Barry Powell Real Estate Investment Company, Inc. as the result of the consummation of the transaction contemplated herein. Except as provided in the preceding sentence, each party represents and warrants to the other party that it did not negotiate the purchase and sale of the Property through any broker, agent, finder, affiliate or other third party, or incur any liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payments in connection with this Agreement, or the transaction contemplated hereby, and hereby agrees to hold harmless and indemnify the other party from any and all claims, demands, causes of action or damages resulting therefrom. This provision shall survive Closing.

     7.6 SELLER'S INDEMNIFICATION. Seller agrees to indemnify, defend and hold Buyer and Buyer Indemnitees harmless from any liability, claim, demand, loss, expense or damage (collectively, "Loss") (i) suffered by, or by any person or entity against, Buyer arising from any act or omission of Seller, its agents, employees or contractors occurring before the Closing; (ii) arising from any breach by Seller of any obligation related to the Property other than those obligations which by this Agreement, or any closing delivery, specifically becomes the obligation of Buyer; or (iii) arising from any breach of any representation or warranty made by Seller in this Agreement.

     7.7 BUYER'S INDEMNIFICATION. Buyer agrees to indemnify, defend and hold Seller and Seller Indemnitees harmless from any Loss (i) suffered by Seller arising from any act or omission of Buyer, its agents, employees or contractors occurring on or after the Closing; (ii) arising from any breach by Buyer of any obligation of Buyer related to the Property which by this Agreement, or any closing delivery, specifically becomes the obligation of Buyer; or (iii) arising from any breach of any representation or warranty made by Buyer in this Agreement.

     7.8 BUYER DEFAULT; LIQUIDATED DAMAGES. PRIOR TO ENTERING INTO THIS TRANSACTION, BUYER AND SELLER HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IN THE EVENT BUYER SHALL DEFAULT ON ITS OBLIGATIONS UNDER THIS AGREEMENT. THE PARTIES REALIZE THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF DAMAGES WHICH WOULD BE SUFFERED BY SELLER IN THE EVENT OF BUYER'S DEFAULT UNDER THIS AGREEMENT. CONSEQUENTLY, THE PARTIES HEREBY AGREE THAT THE REASONABLE ESTIMATE OF SAID DAMAGES IS THE SUM OF BUYER'S DEPOSIT HELD IN ESCROW (INCLUDING THE ACCRUED INTEREST THEREON), AND IN THE EVENT THAT ALL OF THE CONDITIONS TO BUYER'S OBLIGATIONS CONTAINED IN THIS AGREEMENT HAVE BEEN SATISFIED OR WAIVED AND SELLER IS NOT OTHERWISE IN DEFAULT UNDER THIS AGREEMENT, SELLER SHALL, AS ITS SOLE AND EXCLUSIVE REMEDY, BE ENTITLED TO RECOVER SUCH SUM AS LIQUIDATED DAMAGES.

Initials:
                          ------------------------    ------------------------
                          Seller                      Buyer

8. TERMINATION

     8.1 BUYER'S RIGHT TO TERMINATE. In the event there is a failure of a condition to Buyer's obligation as set forth in Sections 3 and 4.1 above and so long as Buyer is not in default hereunder, Buyer may terminate this Agreement by giving written notice to Escrow Agent and Seller not later than the first to occur of (i) ten (10) days after the condition has failed (which as to conditions requiring approval by Buyer, shall be the date Buyer has given Seller written notice of disapproval of any item which Buyer has the right to approve under Section 3 unless Seller has an opportunity to cure, in which case the date shall be ten (10) days after the last date on which Seller can cure the disapproved item under Section 3 or ten (10) days after the date on which Seller gives Buyer written notice that it will not cure the disapproved item, whichever occurs first), or (ii) the agreed Closing Date. Failure by Buyer to terminate as provided in this paragraph shall be deemed a waiver of the condition which has failed. If such condition required approval by Buyer, such failure to terminate shall also be deemed an approval of the previously disapproved item. If Buyer terminates as provided in this Section 8.1 based on a failure of condition caused by the conduct of Seller, Seller shall pay all title and escrow cancellation charges, and the Deposit shall be refunded to Buyer. If Buyer terminates based on a failure of any other condition in Section 3, Buyer and Seller shall each pay one-half of all title and escrow cancellation charges and the Deposit (less Buyer's share of such cancellation charges) shall be refunded to Buyer.

     8.2 SELLER'S RIGHT TO TERMINATE. In the event of a failure of a condition to Seller's obligation as set forth in Section 4.2 above, Seller may terminate this Agreement by giving written notice to Escrow Agent and Buyer at any time prior to the Closing. Failure of Seller to terminate as provided in this paragraph shall be deemed a waiver by Seller of the condition which has failed, and if such condition required approval by Seller, such failure shall be deemed an approval of the previously disapproved item. If Seller terminates based upon a failure of any condition in Sections 4.2.1, 4.2.2, or 4.2.3, Buyer shall pay all title and escrow cancellation charges and the Deposit shall be retained by Seller as provided in Section 7.8. If Seller terminates based upon a failure of any condition in Sections 4.2.4 or 4.2.5, Seller shall pay all title and escrow cancellation charges and the Deposit shall be refunded to Buyer.

9. GENERAL PROVISIONS

     9.1 TIME OF ESSENCE. Time is of the essence concerning the obligations of the parties hereunder.

     9.2 ASSIGNMENT. Buyer shall the right to assign this Agreement to an entity in which Buyer is a managing and controlling partner, member or principal or in which Buyer owns at least fifty percent (50%) of the voting stock thereof (an "Affiliate"), without obtaining Seller's prior written consent. Buyer may not assign this Agreement to a party other than an Affiliate without the prior written consent of Seller, which consent shall not be unreasonably withheld by Seller. Any attempted assignment to a party other than an Affiliate without Seller's prior written consent, will, at Seller's option, be voidable and constitute a material breach of this Agreement. If Seller consents to an assignment, the assignment will not be effective against Seller until Buyer delivers to Seller a fully executed copy of the assignment instrument, which instrument must be satisfactory to Seller in both form and substance and pursuant to which the assignee assumes and agrees to perform for the benefit of Seller the obligations of Buyer under this Agreement, and pursuant to which the assignee makes the warranties and representations required of Buyer under this Agreement and such other representations and warranties as Seller may reasonably require. Any such assignment will not release Buyer from any of its obligations under this Agreement.

     9.3 AMENDMENT. This Agreement may be supplemented, amended, or modified only by the mutual agreement of the parties. No supplement, amendment, or modification of this Agreement shall be binding unless it is in writing and signed by both parties.

     9.4 SUCCESSORS AND ASSIGNS. Subject to the provisions hereof, the terms and provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties.

     9.5 MEANING OF TERMS. When necessary herein, all terms used in the singular shall apply to the plural, and vice versa; and all terms used in the masculine shall apply to the neuter and feminine genders.

     9.6 ENTIRE AGREEMENT. This Agreement is the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements between the parties concerning the same. No claim of waiver, modification, consent or acquiescence concerning any of the provisions of this Agreement shall be made against either party, except on the basis of a written instrument executed by or on behalf of such party.

     9.7 GOVERNING LAW. This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of California.

     9.8 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     9.9 ATTORNEYS' FEES. If either Seller or Buyer obtains legal counsel or brings an action against the other by reason of the breach of any covenant, provision or condition hereof, or otherwise arising out of this Agreement, the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees, paralegal fees and reasonable costs, which shall be payable whether or not any action is prosecuted to judgment.

     9.10 NOTICES. All notices, requests, demands, and other communications required or permitted to be given under this Agreement shall be given in writing (at the addresses set forth below) by any of the following means: (i) personal service; (ii) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (iii) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either (i) or (ii) hereof shall be deemed received upon such personal service or upon confirmation of receipt by electronic means, and, if sent pursuant to (iii) shall be deemed received three
(3) days after deposit in the mail:

Seller:          American Retirement Villas Properties III
                 245 Fischer Avenue, D-1
                 Costa Mesa, CA 92626
                 Attn: Legal Department
                 Facsimile: (714) 435-7102
Buyer:           Meta Housing Corporation
                 4100 W. Alameda Avenue, Suite 205
                 Burbank, CA 91505
                 Attn: John Huskey
                 Facsimile: (818) 557-5697
Escrow Agent:    Fidelity National Title Company
                 1300 Dove Street, Suite 310
                 Newport Beach, CA 92660
                 Attn: Patty Beverly
                 Facsimile: (714) 622-4167

     9.11 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance is determined to be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     9.12 FURTHER ASSURANCES. Each party agrees to do all acts and things and to make, execute and deliver such written instruments as are reasonably necessary to carry out the terms and provisions of this Agreement.

     9.13 NO THIRD PARTY BENEFITS. Nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto, their successors and permitted assigns, any right, remedy or claim under or concerning this Agreement or any provision hereof.

     9.14 CONFIDENTIALITY. In that it is in Seller's and Buyer's best interests to keep this Agreement and all information concerning the Property confidential until the Closing, neither of them shall take any action nor conduct itself in any fashion that would disclose any aspect of the contemplated transaction to third parties unrelated to Buyer's acquisition or intended ownership and operation of the Property or the Affiliated Properties. Notwithstanding the foregoing, Buyer may disclose the contents of this Agreement and the materials obtained hereunder with prospective lenders, equity participants and their brokers, accountants, attorneys and other professionals, to the extent that such disclosure is reasonably necessary and required to facilitate the closing of the transaction contemplated by this Agreement and said third parties acknowledge and agree to preserve the confidentiality of the information so disclosed. After Closing, neither party shall make any public announcement of the transaction that has not been approved in advance and in writing by the other party.

     9.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together shall constitute one agreement.

     9.16 WAIVER. No waiver of a breach, failure of any condition, or any right or remedy contained in or granted by the provisions of this Agreement shall be effective unless it is in writing and signed by the party waiving the breach, failure, right, or remedy. No waiver of any breach, failure, right, or remedy shall be deemed a waiver of any other breach, failure, right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver unless the writing so specifies.

     9.17 AMBIGUITIES. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

     9.18 COUNTING DAYS. Days shall be counted by excluding the first day and including the last day, unless the last day is a Saturday, a Sunday, or a legal holiday, and then it shall be excluded. Any act required by this Agreement to be performed by a certain day shall be timely performed if completed before 5:00 p.m. local time on that date. If the day for performance of any obligation under this Agreement is a Saturday, a Sunday, or a legal holiday, then the time for performance of that obligation shall be extended to 5:00 p.m. local time on the first following day that is not a Saturday, Sunday, or legal holiday.

     9.19 POSSESSION OF THE PROPERTY. Seller will deliver possession of the Property to Buyer upon the Close of Escrow, subject to the rights of any tenants.

     9.20 EXHIBITS. All exhibits and schedules to which reference is made in this Agreement and which are attached hereto are deemed incorporated in this Agreement.

     9.21 NO RECORDATION. No memorandum or other document relating to this Agreement will be recorded without the prior written consent of Seller, and any such consent or approval will be conditioned upon Buyer providing Seller with a quitclaim deed fully executed and acknowledged by Buyer, quitclaiming any and all interests that it may have in the Property to Seller, which quitclaim deed Seller may record in the event that this Agreement is terminated or the transaction contemplated herein is not consummated.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

    SELLER:                                     AMERICAN RETIREMENT VILLA PROPERTIES III,
                                                a California limited partnership
                                                By: ARV Assisted Living, Inc.,
                                                    a Delaware corporation,
                                                    its General Partner
                                                    By: /s/ Sheila M. Muldoon
                                                    Name: Sheila M. Muldoon
                                                    Its: Senior Vice President

    BUYER:                                      META HOUSING CORPORATION,
                                                a California corporation
                                                By: /s/ John M. Huskey
                                                Name: John M. Huskey
                                                Its: President

    AGREED AND ACCEPTED:
    ESCROW AGENT:                               FIDELITY NATIONAL TITLE COMPANY

                                                By:

                                                Name:

                                                Its:

                          PURCHASE AND SALE AGREEMENT

                                      AND

                           JOINT ESCROW INSTRUCTIONS

                                 BY AND BETWEEN

                   AMERICAN RETIREMENT VILLAS PROPERTIES III,
                        A CALIFORNIA LIMITED PARTNERSHIP

                                   AS SELLER

                                      AND

                           META HOUSING CORPORATION,
                            A CALIFORNIA CORPORATION
                                    AS BUYER

                                OCTOBER 26, 1998

                          PURCHASE AND SALE AGREEMENT
                         AND JOINT ESCROW INSTRUCTIONS

     THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the "Agreement") is made as of October 26, 1998, between AMERICAN RETIREMENT VILLAS PROPERTIES III, a California limited partnership ("Seller"), and META HOUSING CORPORATION, a California corporation, or assignee ("Buyer") with reference to the following facts and circumstances. The "Effective Date" of this Agreement shall be the date upon which the parties mutually execute this Agreement.

                                    RECITALS

     A. Seller is the fee owner of three (3) real properties improved with seniors apartment projects (collectively, the "Affiliated Properties"), all as more particularly described in attached Schedule A and incorporated herein.

     B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer one of the Affiliated Properties commonly known as Pacific Villas, located at 3642 North Garey Avenue, Pomona, Ontario, California 91767, and more particularly described on attached Exhibit A and made a part hereof, upon the following terms and conditions.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, Seller and Buyer agree as follows:

1. PURCHASE AND SALE

     1.1 AGREEMENT TO BUY AND SELL. Subject to all of the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Buyer, and Buyer agrees to acquire and purchase from Seller, all of the following (collectively, the "Property"):

          1.1.1 REAL PROPERTY. A certain parcel of real property ("Real Property") more particularly described on Exhibit A attached hereto and all of Seller's right, title and interest in and to all easements, rights and privileges, hereditaments and appurtenances thereto, including any right, title and interest in and to adjacent streets, alleys or rights of way, together with all of Seller's right, title and interest in and to all improvements, structures, equipment and fixtures currently located on or under said Real Property (collectively called the "Improvements"), subject to easements, agreements and other matters of record and the rights of existing tenants under leases or occupancy agreements.

          1.1.2 PERSONAL PROPERTY. All of Seller's right, title and interest in and to all tangible personal property (the "Personal Property") now or hereafter used exclusively in connection with, the ownership, operation or maintenance of the Real Property and/or the Improvements, with the exception of any laundry equipment installed at the Real Property which shall not be part of the Personal Property, but which shall include, without limitation, equipment, machinery, furniture, art work, furnishings, office equipment, tools, construction and finish materials not incorporated in the Improvements and held for repair and replacements; and all right, title and interest of Seller, determined as of the Closing Date, in and to all intangible personal property (the "Intangible Property") now or hereafter used exclusively in connection with the operation, ownership, maintenance or management of the Real Property, including, without limitation, all trade names and trademarks associated with the Real Property; warranties; indemnities; all permits, licenses and approvals related to the operation, maintenance, construction, or ownership of the Real Property (to the extent assignable); insurance proceeds or claims thereto related to the Real Property; and all books and records relating to the Real Property.

          1.1.3 SERVICE CONTRACTS. All of Seller's right, title and interest in and to any and all contracts and other agreements pertaining to the Property together with all supplements, amendments and modifications thereto (collectively, the "Service Contracts"), which Service Contracts are listed or described on Schedule B attached hereto and incorporated herein by reference.

          1.1.4 LEASES. All of Seller's interest, as landlord, in all leases or other occupancy agreements affecting the Improvements, including leases or occupancy agreements which may be made by Seller after the Effective Date of this Agreement and before Closing as permitted by this Agreement, and any and all amendments and supplements thereto (collectively, the "Leases").

     1.2 PURCHASE PRICE. The purchase price to be paid by Buyer to Seller for the Property (the "Purchase Price") shall be the sum of Six Million Nine Hundred Thousand Dollars ($6,900,000.00). The Purchase Price shall be payable upon the Close of Escrow (as hereafter defined) as follows:

          1.2.1 DEPOSIT. Upon the Opening of Escrow (as defined in Paragraph 2), Buyer shall deliver to Escrow Agent (as defined in Paragraph 2) as an earnest money deposit the sum of Seventy Five Thousand Four Hundred Dollars ($75,400.00) (the "Deposit"), paid by wire transfer of funds or by certified or cashier's check drawn on a local bank. Escrow Agent shall promptly deposit and thereafter hold the Deposit in an interest bearing account and interest will accrue for the account of Buyer except as otherwise provided in this Agreement and will be applied against the Purchase Price at Closing (as defined in Paragraph 2). Except as expressly provided otherwise, the Deposit will become nonrefundable at and as of the first day following the end of the Due Diligence Period, unless Buyer terminates this Agreement by written notice to Seller and Escrow Agent as provided herein on or before the end of the Due Diligence Period. In the event Buyer so terminates this Agreement, Escrow Agent shall immediately refund the Deposit to Buyer.

          1.2.2 BALANCE OF PURCHASE PRICE. No later than such time as is required by Escrow Agent or otherwise in order for the Closing to occur by the Closing Date, Buyer will deposit into the Escrow the balance of the Purchase Price in cash, by confirmed wire transfer of funds, or by certified or cashier's check collectible in same day funds. For purposes of calculating the balance of the Purchase Price payable by Buyer hereunder, Buyer shall be credited with (i) the Deposit, (ii) all interest earned on the Deposit during the Escrow, and (iii) Buyer's share of the prorations in Buyer's favor and credits described in Section 5.2 hereof.

2. ESCROW

     2.1 OPENING OF ESCROW. Within three (3) business days after their execution and delivery of this Agreement, Seller and Buyer shall open an escrow (the "Escrow") with Fidelity National Title Company (the "Escrow Agent") by delivering to Escrow Agent a fully executed copy of this Agreement (the "Opening of Escrow"). When this Agreement or counterparts hereof shall have been executed by Seller and Buyer, and delivered to Escrow Agent, it shall constitute the joint escrow instructions of the parties to the Escrow Agent. The purchase and sale of the Property will be consummated through the Escrow. Escrow Agent is hereby authorized and instructed to deliver, pursuant to the terms of this Agreement, the documents and monies to be deposited into the Escrow. Escrow Agent's standard form escrow instructions shall, to the extent consistent with the terms hereof, inure to the benefit of Escrow Agent. If there is a conflict between any printed escrow instructions and this Agreement, the terms of this Agreement will govern.

     2.2 CLOSING OF ESCROW. The closing (the "Closing") of the purchase and sale of the Property shall take place through Escrow, upon satisfaction of all conditions to Closing set forth herein, by no later than ninety (90) days after the Effective Date of this Agreement, subject to the provisions of Section 4.2.5 hereof (the "Closing Date"). The term "Closing" or "Close of Escrow" as used herein shall be deemed to be the date upon which the grant deed to the Real Property is recorded. The Close of Escrow shall occur, if at all, simultaneously with the Close of Escrow for Buyer's purchase from Seller of the remaining two
(2) Affiliated Properties.

3. ACTIONS PENDING CLOSING

     3.1 DELIVERY OF TITLE DOCUMENTS. Within ten (10) days after the Opening of Escrow, Seller shall cause to be delivered to Buyer a current, effective Preliminary Report covering the Real Property and the Improvements (the "Preliminary Report"), issued by Fidelity National Title Company (the "Title Company"), together with (i) true, complete and legible copies of all documents referred to in the Preliminary Report (the

"Underlying Documents"), (ii) a plat or sketch prepared by the Title Company showing all easements affecting the Real Property, and (iii) a copy of any existing ALTA Survey of the Real Property (the "Survey") in Seller's possession or control, or written notice to Buyer that Seller has no such Survey in its possession or under its control. In the event Buyer elects to obtain any extended coverage ALTA owner's or lender's title insurance policy, and such extended coverage requires an ALTA survey, Buyer shall obtain said survey, if at all, at its sole cost and expense, prior to the expiration of the Due Diligence Period (as defined in Section 3.3.2).

     If any subsequent updating of a Preliminary Report or of a Survey prior to the Close of Escrow shall disclose any additional title exceptions, defects or encumbrances, then Buyer shall have an additional five (5) day period to approve or disapprove such items in its discretion subject to the process described in
Section 3.2.

     3.2 BUYER'S REVIEW OF TITLE. At any time prior to the expiration of the Due Diligence Period, Buyer shall review and examine the Preliminary Reports, the Underlying Documents, and the Surveys, if any, and deliver to Seller written notice of any title exceptions which Buyer disapproves or other objections to title, specifying reasonable grounds for each matter disapproved (collectively, the "Disapproved Exceptions"). Such grounds must establish that the matters disapproved would have an adverse effect on Buyer's use, development, financing, marketability or operation of the Property, as determined by Buyer in its sole discretion, and were not caused or created solely by the acts of Buyer. Buyer's failure to provide such notice of Disapproved Exceptions prior to the expiration of the Due Diligence Period shall constitute Buyer's approval of the condition of title as shown on the Preliminary Report. If Buyer timely notifies Seller of specific Disapproved Exceptions, Seller will have ten (10) days after receipt of Buyer's notification of Disapproved Exceptions in which to advise Buyer that:

          (i) Seller will cause the Disapproved Exceptions to be removed or remedied or obtain appropriate endorsements to the Title Policy on or before the Closing Date; or

          (ii) Seller will not cause the Disapproved Exceptions to be removed or remedied or cause appropriate endorsements to the Title Policy to be issued.

          (iii) If Seller does not notify Buyer of its election within the 10 day period, Seller will be deemed to have elected to not cause the Disapproved Exceptions to be removed.

     If Seller elects to not cause the Disapproved Exceptions to be removed or remedied or cause appropriate endorsement to the Title Policy to be issued, Buyer will have five (5) days to elect to:

          (i) Proceed with the purchase and acquire the Property subject to the Disapproved Exceptions without reduction in the Purchase Price; or

          (ii) Cancel the Escrow and this Agreement by written notice to Seller and Escrow Agent, in which case the Deposit and any interest accrued thereon will be returned to Buyer, and the cancellation costs, if any, will be borne equally by the parties.

     If Buyer does not give Seller notice of its election within the 5 day period, Buyer will be deemed to have elected to proceed with the Closing of this transaction. If Seller commits to remove or remedy any Disapproved Exception and fails to do so by the Closing Date, Seller will be in default under this Agreement and Buyer may, at Buyer's election, terminate this Agreement and pursue its remedies as set forth in Paragraph 8.

     3.3 BUYER'S DUE DILIGENCE INVESTIGATION.

          3.3.1 BUYER'S REVIEW OF PROPERTY DOCUMENTS. To the extent such items are in Seller's possession or control, Seller shall, within ten (10) days of the Effective Date, provide to Buyer copies of or access to the information and documents set forth on Schedule C attached hereto and incorporated herein by reference (the "Property Documents"). The Due Diligence Period (defined in Subparagraph 3.3.2) shall be extended on a day-for-day basis for each day after the tenth day following the Effective Date for which Seller fails to make the initial delivery of the Property Documents. Seller shall have the continuing obligation during the pendency of this Agreement to provide Buyer with any Property Document coming into Seller's possession or control or produced by or for Seller after the initial delivery of the Property Documents. Buyer shall have until the expiration date of the Due Diligence Period to deliver to Seller a disapproval notice stating that Buyer's review of the Property Documents disclosed a defect in the Property and describing the defect with reasonable particularity. Buyer's failure to so notify Seller shall conclusively be considered approval. Buyer expressly agrees that Seller is furnishing copies of all Property Documents to Buyer for informational purposes only and without representation or warranty as to the accuracy or completeness of the contents of such materials.

          3.3.2 BUYER'S INSPECTION OF THE PROPERTY. During the period commencing on the Effective Date and ending on the date which occurs thirty (30) days thereafter (the "Due Diligence Period"), Buyer, its agents and representatives shall have the right to enter the Real Property upon reasonable prior notice to Seller for the purpose of conducting customary soil, environmental, and other engineering tests and to inspect and survey the Real Property, all at its own cost and expense. Buyer will keep the Real Property free and clear of any liens and shall indemnify, defend (with counsel reasonably acceptable to Seller) and hold Seller harmless from and against any and all claims, losses, damages, liabilities, costs or expenses, including, without limitation, reasonable attorneys' fees and costs, arising out of Buyer's inspections and tests. By the end of the Due Diligence Period, Buyer must approve the results of any and all inspections, investigations, tests and studies as Buyer may have elected to make or obtain within the Due Diligence Period. Buyer shall be deemed to have approved all soil and other physical conditions pertaining to the Real Property unless it has delivered to Seller written notice of disapproval on or before the expiration of the Due Diligence Period. Such notice must provide that in Buyer's opinion that the matters disapproved would have an adverse impact on Buyer's use, development, financing, marketability or operation of the Real Property. Seller shall have until five (5) business days prior to the Closing to cure any matters so disapproved which can be cured, but without any obligation to do so; provided, however, that Seller shall notify Buyer within ten (10) days of receipt of Buyer's notice of disapproval as to whether or not Seller will cure such disapproved matters. If Seller elects not to cure such disapproved matters, or fails to timely cure such disapproved matters, Buyer shall have the right to terminate this Agreement and receive the return of the Deposit. Notwithstanding anything to the contrary herein, and by no later than ten (10) days prior to the expiration of the Due Diligence Period, Seller shall cause a Phase I environmental survey to be performed for the Real Property and deliver a copy of the written report thereof to Buyer for its review in accordance with procedures set forth above. The costs of conducting said Phase I survey and preparing the resulting report will initially be borne by Seller; provided, however, that Buyer shall reimburse Seller for all such costs at the Close of Escrow or any such time as Buyer elects to terminate this Agreement for any reason other than the failure of Seller to timely obtain the approval of its limited partners or of the Board of Directors of Buyer's general partner, as provided in Sections 4.2.4 and 4.2.5. In the event this Agreement is terminated prior to the Closing, Buyer will give copies of all inspections, tests or studies to Seller as a condition precedent to the return of the Deposit.

          3.3.3 SERVICE CONTRACTS. During the Due Diligence Period, Buyer shall notify Seller in writing as to which Service Contracts Buyer will assume and which Service Contracts shall be terminated by Seller at Closing. By means of a written assignment and assumption agreement in form and content acceptable to Seller (the "Assignment and Assumption Agreement"), Buyer will assume the obligations arising from and after the Closing Date under those Service Contracts that are not in default as of the Closing Date and which Buyer has elected to assume. Seller shall terminate at Closing all Service Contracts that are not so assumed.

          3.3.4 NO WARRANTIES. Except as expressly contained in Section 6 of this Agreement, Buyer acknowledges that Buyer is purchasing the Property solely in reliance on Buyer' s own investigation and that no representations or warranties of any kind whatsoever, express or implied, have been made by Seller or by Seller's agents or brokers with respect to the condition or use of the Property. Buyer further acknowledges that except as disclosed in Section 6, Buyer will be aware of all zoning regulations, other governmental requirements, site and physical conditions, and other matters affecting the use and condition of the Property and agrees to purchase the Property at the Close of Escrow in its then condition AS-IS and with all faults.

     3.4 NOTICE OF CHANGES. Seller shall promptly notify Buyer of any change in any condition concerning the Property or of any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue or misleading, or any covenant of Seller under this Agreement incapable or less likely of being performed; however, Seller's obligation to provide such notice to Buyer shall in no way relieve Seller of any liability for its breach of any of Seller's representations, warranties or covenants under this Agreement. In the event of such notice of change, Buyer shall have a ten (10) day period to determine whether or not to proceed with the purchase of the Property, and if Buyer elects not to proceed, Escrow Holder shall promptly return the Deposit to Buyer upon Buyer's demand.

4. CONDITIONS TO PARTIES' OBLIGATIONS TO CLOSE

     The following shall be the conditions precedent to the parties' obligations to consummate the purchase and sale transaction contemplated herein:

     4.1 CONDITIONS TO BUYER'S OBLIGATIONS TO CLOSE. Buyer's obligation to consummate the transactions contemplated hereby is subject to the following conditions, each of which is for Buyer's sole benefit and may be waived by Buyer only in writing at its sole option:

          4.1.1 REPRESENTATIONS AND WARRANTIES. Seller's representations and warranties in this Agreement shall be true on the date of Closing in all material respects as though such representations and warranties were made on and as of such date.

          4.1.2 DELIVERY OF INSTRUMENTS AND INFORMATION. Seller shall have delivered the instruments and information required to be delivered by Seller as, when and in the manner set forth therein.

          4.1.3 COMPLIANCE WITH THIS AGREEMENT. Seller shall duly have performed and complied with all agreements, obligations and conditions Seller is required to perform under this Agreement on or before the Closing.

          4.1.4 DUE DILIGENCE REVIEW APPROVALS. Buyer shall have approved the Property Documents and the physical condition of the Property.

          4.1.5 TITLE POLICY. The Title Company shall be ready, willing and able to issue the Title Policy required by Subparagraph 5.1.2(e).

     4.2 CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. Seller's obligation to consummate the transaction contemplated hereby is subject to the following conditions, each of which is for Seller's sole benefit and may be waived solely by Seller only in writing, and at its sole option:

          4.2.1 REPRESENTATIONS AND WARRANTIES. Buyer's representations and warranties in this Agreement, or in any certificate or document signed by Buyer pursuant to the provisions hereof, shall be true on and as of Closing in all material respects as though such representations and warranties were made on and as of such date.

          4.2.2 DELIVERY OF INSTRUMENTS AND INFORMATION. Buyer shall have delivered the instruments and information required to be delivered by Buyer as, when and in the manner set forth herein.

          4.2.3 COMPLIANCE WITH THIS AGREEMENT. Buyer shall have performed and complied with all agreements and conditions Buyer is required to perform under this Agreement on or before Closing.

          4.2.4 BOARD OF DIRECTOR APPROVAL. Within the Due Diligence Period, the Board of Directors of Seller's general partner shall have approved the transaction contemplated by this Agreement and duly authorized and empowered designated representatives of Seller to execute and deliver this Agreement and all additional documents required in connection therewith.

          4.2.5 APPROVAL OF LIMITED PARTNERS. Within ninety (90) days after the Effective Date of this Agreement, the limited partners of Seller shall have approved the transaction contemplated hereby and duly authorized and empowered its general partner to execute and deliver this Agreement and all additional documents required in connection herewith. In the event that Seller is unable to obtain said approval within the 90 day period due to reasons beyond its control, including, but not limited to, requirements of the Securities and Exchange Commission, Seller shall have an additional thirty (30) day period within which to obtain such approval, if at all, and the Closing shall be extended accordingly. In the event Seller is unable to obtain the approval of its limited partners within said ninety (90) day period, or as extended for the additional 30 day period, Seller shall bear all title and escrow costs incurred in connection with the transaction contemplated herein

          4.2.6 CONCURRENT CLOSING OF AFFILIATED PROPERTIES' ESCROWS. The escrows for Buyer's or Buyer's assignee's purchase from Seller of the two
     (2) Affiliated Properties shall be able to close concurrently with the Close of Escrow.

5. CLOSING

     5.1 DEPOSITS INTO ESCROW.

          5.1.1 SELLER'S CLOSING DELIVERIES. At least one (1) business day prior to the Closing Date, Seller shall deliver or cause to be delivered to Escrow Agent the following items:

             (a) A grant deed in statutory form, duly executed and acknowledged by Seller, and a separate declaration of documentary transfer tax in form satisfactory to Escrow Agent;

             (b) A duly executed Bill of Sale (the "Bill of Sale") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit B, assigning and conveying to Buyer all of Seller's right, title, and interest in and to the Personal Property;

             (c) A duly executed Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit C, assigning all of Seller's right, title and interest in and to the Service Contracts;

             (d) A duly executed Assignment of Leases (the "Assignment of Leases") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit D, assigning all of Seller's right, title, and interest in and to the Leases;

             (e) An affidavit or qualifying statement which satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Non-Foreign Affidavit");

             (f) A Standard Coverage CLTA Owner's Policy of Title Insurance covering the Property, insuring Buyer as the owner of the Property as of the Closing Date, subject only to the Permitted Exceptions, and in the amount of the Purchase Price (the "Title Policy"). As used herein, "Permitted Exceptions" means exceptions approved by Buyer pursuant to this Agreement; a lien for real estate taxes and assessments not yet due and payable; tenants in possession under the Leases; matters affecting the condition of title to the Property created by or with the written consent of Buyer; and any matters which would be shown by an inspection, a survey of the Property, or by inquiry of persons in possession of the Property. If Buyer elects to obtain any additional endorsements or an extended coverage policy, the additional premium and costs of survey for the extended coverage policy and the cost of any endorsements will be at Buyer's sole cost and expense; however, Buyer's election to obtain an extended coverage policy will not delay the Closing and Buyer's inability to obtain an extended coverage policy or any such endorsements will not be deemed to be a failure of any condition to Closing;

             (g) A Certificate from Seller certifying that all representations and warranties of Seller contained in this Agreement remain true and correct at Closing;

             (h) An updated Rent Roll (as defined in Section 5.2.2) for the Real Property, certified by Seller as true and complete;

             (i) Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to Buyer; and

             (j) Such other documents and funds as may be required in connection with the closing of the Escrow and consummation of the sale of the Property in accordance with the terms of this Agreement.

          5.1.2 BUYER'S CLOSING DELIVERIES. At least one (1) business day prior to the Closing Date, Buyer shall deliver or cause to be delivered to Escrow Agent the following items:

             (a) The balance of the Purchase Price in the manner set forth in Subparagraph 1.2.2, together with such other sums as Escrow Agent shall require to pay Buyer's share of the closing costs and prorations in accordance with this Agreement;

             (b) Evidence of the existence, organization and authority of Buyer to execute and deliver this Agreement and to consummate the transaction contemplated herein;

             (c) A counterpart original of the Assignment and Assumption Agreement duly executed;

             (d) A counterpart original of the Assignment of Leases;

             (e) Evidence of existence, organization and authority of Buyer and of the authority of the persons executing documents on behalf of Buyer reasonably satisfactory to Seller; and

             (f) Such other documents and funds as may be required in connection with the closing of the Escrow and the consummation of the sale of the Property in accordance with the terms of this Agreement.

     5.2 PRORATIONS.

          5.2.1 TAXES AND ASSESSMENTS. All non-delinquent real estate taxes and assessments on the Property will be prorated as of the Close of Escrow based on the actual current tax bill for the Real Property. If the Close of Escrow takes place before the real estate taxes are fixed for the tax year in which the Close of Escrow occurs, the apportionment of real estate taxes will be made on the basis of the real estate taxes for the immediately preceding tax year applied to the latest assessed valuation. All delinquent taxes and all delinquent assessments, if any, on the Real Property will be paid at the Close of Escrow from funds accruing to Seller. All supplemental taxes billed after the Close of Escrow for periods prior to the Close of Escrow will be paid promptly by Seller. Any general and special bonds and assessments secured by or attributable to the Real Property shall be assumed and paid in full by Buyer, subject to proration or current amounts owing as stated above.

          5.2.2 RENTS AND DEPOSITS. All rents and other income under the Leases which are actually received by Seller as of the Close of Escrow will be prorated. Delinquent rents and rents not paid by Close of Escrow will not be prorated. All rents collected by Buyer after Closing will be applied first to current rents due and payable and next in satisfaction of the oldest accrued rent, remitting to Seller, after deducting reasonable collection costs, any rent properly allocable to Seller's period of ownership of the Property. Upon Seller's request, Buyer shall bill and attempt to collect such rent arrearages in the ordinary course of business, and Buyer shall be reimbursed for any cost and expense incurred in connection therewith, but Buyer shall not be obligated to engage a collection agency or take legal action to collect such rent arrearages. Seller shall have the right, but not the obligation, to seek collection of any rents or other income applicable to any period of ownership of the Property before the Closing.

     At the Close of Escrow, all tenant security deposits under the Leases (and interest accrued thereon if required by law or contract to be earned thereon) shall be transferred to Buyer or Buyer shall receive a credit against the Purchase Price in the amount of such security deposits (less deductions therefrom). The foregoing credits are agreed to constitute a transfer of security deposits to Buyer for purposes of California Civil Code Section 1950.5(g) or 1950.7(d), as applicable, and for all other purposes. Prior to the Closing, Seller will provide Buyer and Escrow Agent with an updated rent roll (the "Rent Roll") (or other document) which will itemize all security deposits and deductions made therefrom. The Rent Roll will be used to establish the adjustments and credits described above, and constitutes Seller's notice to Buyer required by California Civil Code Section 1950.5(h) or 1950.7, as applicable.

     From and after the Closing, Buyer assumes the obligation to repay all security deposits owing to all tenants of the Property and shall indemnify and hold Seller harmless from any claim with respect thereto (which obligation shall survive the Closing). Further, Seller hereby notifies Buyer that following the Closing, Seller will give all tenants of the Property the notice required by California Civil Code Section 1950.5(g) or 1950.7(d), as applicable, substantially in the form of Exhibit E attached hereto.

          5.2.3 UTILITIES. Seller will notify all utility companies servicing the Real Property of the sale thereof to Buyer and will request that such companies send Seller a final bill for the period ending on the last day before the Close of Escrow. Buyer will notify the utility companies that all utility bills for the period commencing on the Close of Escrow are to be sent to Buyer. In addition to the Purchase Price, Buyer will pay to Seller an amount equal to the total of all utility deposits held by utility companies and Seller will assign to Buyer all of Seller's right, title and interest in any such utility deposits; provided, however, Seller reserves the right to receive a return of such utility deposits and, in such event, Buyer will arrange for substitute deposits with the utility companies as may be required. If following the Close of Escrow either Buyer or Seller receives a bill for utilities or other services provided to the Property for the period in which the Close of Escrow occurred, Buyer and Seller will equitably prorate the bill.

          5.2.4 SERVICE CONTRACTS. Buyer or Seller, as the case may be, shall receive a credit for regular charges under the Service Contracts assumed by Buyer pursuant to this Agreement paid and applicable to Buyer's period of ownership or payable and applicable to Seller's period of ownership, respectively.

          5.2.5 INVENTORY. Seller shall receive a credit at Closing for any inventory located on the Property as of midnight preceding the Closing Date, including office supplies, linen, housekeeping and other supplies.

          5.2.6 EMPLOYEE ACCRUALS. All salaries of current employees of the Property shall be prorated as of the Closing. Buyer shall assume responsibility for and receive credit at Closing for all accrued compensation, bonuses, benefits, vacation, holiday and sick pay, worker's compensation premiums, payroll taxes and similar costs of all employees of the Property.

          5.2.7 METHOD OF PRORATION. All prorations will be made as of the date of Close of Escrow based on a 365 day year or a 30 day month, as applicable.

          5.2.8 All other items customarily prorated as of the Closing Date in similar transactions shall be calculated by Escrow Agent on the basis of information obtained by Escrow Agent or provided by Seller or Buyer at the request of Escrow Agent, in accordance with Escrow Agent's normal policies and practices.

     5.3  PAYMENT OF CLOSING COSTS.

          5.3.1 CLOSING COSTS OF SELLER. Seller shall pay: (i) the cost of the Title Policy associated with the CLTA Standard Coverage Policy; (ii) the cost of recording the Grant Deed; (iii) any sales taxes owing in connection with the transactions contemplated by this Agreement; (iv) one-half (1/2) of Escrow Agent's fee; (v) all city and county documentary transfer taxes; and (vi) any additional costs and charges customarily charged to sellers in accordance with common escrow practices in the county in which the Real Property is located.

          5.3.2 CLOSING COSTS OF BUYER. Buyer shall pay: (i) that portion of the cost of the Title Policy that is associated with the ALTA Extended Coverage Policy and any additional endorsements; (ii) one-half (1/2) of Escrow Agent's fee; (iii) the cost, if any, of a new Survey of the Property; and
     (iv) any additional charges customarily charged to buyers in accordance with common escrow practices in the county in which the Real Property is located.

          5.3.3 OTHER CLOSING COSTS. All other Closing fees and expenses, including, but not limited to, the parties' legal expenses, accounting and consulting fees, and other incidental expenses in connection with this transaction shall be borne by the party incurring same.

     5.4 CLOSING OF ESCROW.

          5.4.1 ESCROW AGENT shall Close the Escrow on the Closing Date if: (i) it has received in a timely manner all funds and materials required to be delivered into Escrow by Buyer and Seller; (ii) it has received notice from the Title Company that it is prepared (subject only to recordation of the grant deed) to issue to Buyer a Title Policy with respect to each Real Property; and (iii) it is ready and able to simultaneously close the escrows for Buyer's purchase of the Affiliated Properties.

          5.4.2 At the Close of Escrow, Escrow Agent will promptly undertake all of the following with respect to the Real Property:

             5.4.2.1 FUNDS. Disburse all funds deposited with Escrow Agent by Buyer in payment of the Purchase Price for the Property as follows:

                (a) deliver to Seller the Purchase Price, less the amount of all items, costs and prorations chargeable to the account of Seller; and

                (b) disburse the remaining balance, if any, of the funds deposited by Buyer to Buyer, less amounts chargeable to Buyer.

             5.4.2.2 RECORDING. Cause the Grant Deed (with documentary transfer tax information to be affixed after recording) and the Assignment of Leases, if applicable, to be recorded with the County Recorder and obtain conformed copies thereof for distribution to Buyer and Seller.

             5.4.2.3 TITLE POLICY. Direct the Title Company to issue the Title Policy to Buyer.

             5.4.2.4 DELIVERY OF DOCUMENTS TO BUYER OR SELLER. Deliver to Buyer the Non-Foreign Affidavit and other documents (or copies thereof) deposited into Escrow by Seller. Deliver to Seller any other documents (or copies thereof) deposited into Escrow by Buyer.

6. REPRESENTATIONS AND WARRANTIES

     6.1 JOINT REPRESENTATIONS AND WARRANTIES. In addition to any express agreements of the parties contained herein, the following constitute representations and warranties of the parties each to the other:

          6.1.1 AUTHORITY. Each party has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate this transaction.

          6.1.2 ACTIONS. All requisite action (corporate, trust, partnership or otherwise) has been taken by each party in connection with the entering into of this Agreement, the instruments referenced herein, and the consummation of this transaction. No further consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required.

          6.1.3 DUE EXECUTION. The individuals executing this Agreement and the instruments referenced herein on behalf of each party and the partners, officers or trustees of each party, if any, have the legal power, right, and actual authority to bind each party to the terms and conditions of those documents.

          6.1.4 VALID AND BINDING. This Agreement and all other documents required to close this transaction are and will be valid, legally binding obligations of and enforceable against each party in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

     6.2 SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Seller hereby makes the following representations, warranties and covenants:

          6.2.1 NO DEFAULTS. Executing and delivering this Agreement and the documents referenced herein, incurring the obligations set forth herein, consummating the transaction contemplated herein, and complying with the terms of this Agreement and the documents referenced herein do not conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, rehabilitation/grant housing agreements, lease or other agreement or instrument to which Seller is a party or affecting the Property.

          6.2.2 PENDING OR THREATENED ACTIONS. There are no pending or, to the best of Seller's knowledge, contemplated actions, suits, arbitrations, claims, hearings or proceedings, at law or in equity, affecting all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property. Seller does not know of the existence of any threatened or contemplated actions, claims, hearings or proceedings or of the existence of any facts which might give rise to such actions, claims or proceedings.

          6.2.3 PERSONAL PROPERTY. Seller has and will transfer good and marketable title to the Personal Property free and clear of any claim, lien, pledge, option, charge, security interest, or other right of third parties, whether voluntarily incurred or arising by operation of law, except such claim, lien, pledge, option, charge, security interest, or other third party right solely caused by or resulting from the acts or conducts of Buyer.

          6.2.4 ACCURACY OF DOCUMENTS. All instruments, documents, lists, schedules and items required to be delivered to Buyer hereunder will fairly present the information set forth in a manner that is not misleading and will be true, complete and correct in all respects on the date of delivery and upon the Closing, as they may be updated, modified or supplemented in accordance with this Agreement.

          6.2.5 CONDITION OF PROPERTY. To the best of Seller's knowledge, there are no structural or mechanical defects in the Property which would adversely affect Buyer's proposed use of the Property.

          6.2.6 SURVIVAL. All representations and warranties contained in this Subparagraph 6.2 or made in writing by Seller in connection with the transaction herein provided for shall be true and correct on the date hereof and at Closing, and liability for misrepresentation or breach of warranty or covenant shall survive the execution and delivery of this Agreement for a period of one (1) year.

     6.3 PRE-CLOSING COVENANTS. So long as this Agreement remains in full force and effect:

          (a) Without the prior written consent of Buyer, Seller will not convey any interest in the Property and will not subject the Property to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters after the date of this Agreement, except as may be otherwise provided for in this Agreement, which will not be eliminated prior to the Close of Escrow.

          (b) Seller will not make any material alterations to the Property without Buyer's consent, which will not be unreasonably withheld or delayed.

          (c) Seller will maintain the Property in substantially the same condition as of the Effective Date, ordinary wear and tear excepted, and manage the Property in accordance with Seller's established practices.

          (d) Seller will keep and perform all of the obligations to be performed by Seller under any leases or contracts. After expiration of the Due Diligence Period, Seller will not enter into any contract or agreement providing for the provision of goods or services to or with respect to the Property or the operation thereof unless such contracts or agreements can be terminated without penalty by the Closing Date, without prior written consent of Buyer, which will not be unreasonably withheld or delayed. Seller will not modify any housing subsidy agreements, development agreements, permits or other government approvals affecting the Property or any covenants, conditions or restrictions affecting the Property. Seller will not enter into any new leases for any portion of the Property or extend the terms of any existing leases without Buyer's written consent, which will not be unreasonably withheld or delayed.

7. ADDITIONAL AGREEMENTS OF THE PARTIES

     7.1  HAZARDOUS SUBSTANCES.

          7.1.1 DEFINITIONS. For the purposes of this Agreement, the following terms have the following meanings:

             (a) "Environmental Law" means any law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment, including, without limitation, CERCLA (Comprehensive Environmental Response, Compensation and Liability Act of 1980) and RCRA (Resources Conservation and Recovery Act of 1976).

             (b) "Hazardous Substance" means any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is or becomes similarly designated, classified or regulated, under any Environmental Law, including asbestos, petroleum and petroleum products.

             (c) "Environmental Report" means the Phase I environmental audit of the Property performed by Seller or any third party or consultant engaged by Seller to conduct such audit.

          7.1.2  SELLER'S REPRESENTATIONS AND WARRANTIES.

     Seller will obtain the Environmental Report for the Property and will furnish a copy to Buyer not later than ten (10) days prior to the expiration of the Due Diligence Period. As of the date of this Agreement, to the actual knowledge of Seller and except as referred to in the Environmental Report:

          (a) since the date of Seller's acquisition of the Property, no Hazardous Substances are now or have been used or stored on or within any portion of the Property except those substances which are or have been used or stored on the Property in the normal course of use and operation of the Property and in compliance with all applicable Environmental Laws;

          (b) since the date of Seller's acquisition of the Property, there are and have been no federal, state or local enforcement, clean-up, removal, remedial or other governmental or regulatory actions instituted or completed affecting the Property; and

          (c) no claims have been made by any third party against Seller relating to any Hazardous Substances on or within the Property.

     7.13  MUTUAL INDEMNIFICATIONS.

          (a) Buyer agrees to indemnify and hold harmless Seller, its partners, employees, and agents ("Seller Indemnitees") from and against any and all liabilities, claims, demands, suits, judgments, causes of action, losses, costs, damages, injuries, penalties, enforcement actions, fines, remedial actions, removal and disposal costs, remediation costs and expenses (including reasonable attorneys' fees) arising out of or related to the presence of Hazardous Substances in, on, under, or about the Property, to the extent that such Hazardous Substances first become present in, on, under or about the Property either (i) during Buyer's tenure as owner, lessee or manager of the Property, or (ii) as a result of Buyer's acts or omissions.

          (b) Seller agrees to indemnify and hold harmless Buyer and its partners, employees, and agents ("Buyer Indemnitees") from and against any and all such liabilities, claims, demands, suits, judgments, causes of action, losses, costs, damages, injuries, penalties, enforcement actions, fines, remedial actions, removal and disposal costs, investigation and remediation costs and expenses (including reasonable attorneys' fees) arising out of or related to the presence of Hazardous Substances in, on, under or about the Property, to the extent such Hazardous Substances were present in, on, under or about the Property (i) during Seller's ownership of the Property or (ii) as a result of Seller's acts or omissions.

     7.2 DELIVERY OF POSSESSION. Possession of the Property shall be delivered to Buyer upon Closing, subject to the rights of tenants in possession.

     7.3 DAMAGE OR DESTRUCTION. If the Property sustains damage caused by fire or other casualty prior to Closing and where the cost of repair or replacement is estimated to be more than One Hundred Thousand Dollars ($100,000.00), Buyer may elect to terminate this Agreement by written notice to Seller within fifteen
(15) days after receipt of Seller's written notice to Buyer advising of such damage or destruction. If Buyer does not elect to terminate this Agreement, or if the loss or casualty would cost less than $100,000 to repair, the Closing shall take place as provided herein with an abatement of the Purchase Price equal to the cost to repair unless such damage or destruction is covered by insurance in which case there shall be assigned to Buyer at Closing all of Seller's interest in and to the insurance proceeds that may be payable to Seller on account of such occurrence, Seller shall have no obligation of repair or replacement, and the Purchase Price shall be abated in the amount of the deductible payable under the insurance coverage.

     7.4 CONDEMNATION. Seller shall promptly give Buyer notice of any eminent domain proceedings that are contemplated, threatened or instituted with respect to the Property. By notice to Seller given within fourteen (14) days after Buyer receives notice of proceedings in eminent domain that are contemplated, threatened or instituted by anybody having the power of eminent domain with respect to the Property (and if necessary the Closing Date shall be extended to give Buyer the full 14 day period to make such election), Buyer may, if such proceedings involve the taking of title to all or any interest in the Property, terminate this Agreement by notice in writing sent within ten (10) days of Seller's written notice to Buyer, in which case the Deposit and any accrued interest thereon, less Buyer's one-half share of cancellation costs, will be returned to Buyer, and neither party will have any further rights or obligations under this Agreement except any rights or obligations which are expressly stated to survive termination. If the proceedings do not involve the taking of title to all or any interest in the Property, or if Buyer does not elect to terminate this Agreement, this transaction will be consummated as described herein and Seller shall, upon Close of Escrow, assign to Buyer its entire right, title and interest in and to any condemnation award, and Buyer shall have the sole right during the pendency of this Agreement to negotiate and otherwise deal with the condemning authority in respect of such matter.

     7.5 BROKERS' COMMISSIONS. Seller shall be solely liable for the commission to be paid to Barry Powell Real Estate Investment Company, Inc. as the result of the consummation of the transaction contemplated herein. Except as provided in the preceding sentence, each party represents and warrants to the other party that it did not negotiate the purchase and sale of the Property through any broker, agent, finder, affiliate or other third party, or incur any liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payments in connection with this Agreement, or the transaction contemplated hereby, and hereby agrees to hold harmless and indemnify the other party from any and all claims, demands, causes of action or damages resulting therefrom. This provision shall survive Closing.

     7.6 SELLER'S INDEMNIFICATION. Seller agrees to indemnify, defend and hold Buyer and Buyer Indemnitees harmless from any liability, claim, demand, loss, expense or damage (collectively, "Loss") (i) suffered by, or by any person or entity against, Buyer arising from any act or omission of Seller, its agents, employees or contractors occurring before the Closing; (ii) arising from any breach by Seller of any obligation related to the Property other than those obligations which by this Agreement, or any closing delivery, specifically becomes the obligation of Buyer; or (iii) arising from any breach of any representation or warranty made by Seller in this Agreement.

     7.7 BUYER'S INDEMNIFICATION. Buyer agrees to indemnify, defend and hold Seller and Seller Indemnitees harmless from any Loss (i) suffered by Seller arising from any act or omission of Buyer, its agents, employees or contractors occurring on or after the Closing; (ii) arising from any breach by Buyer of any obligation of Buyer related to the Property which by this Agreement, or any closing delivery, specifically becomes the obligation of Buyer; or (iii) arising from any breach of any representation or warranty made by Buyer in this Agreement.

     7.8 BUYER DEFAULT; LIQUIDATED DAMAGES. PRIOR TO ENTERING INTO THIS TRANSACTION, BUYER AND SELLER HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IN THE EVENT BUYER SHALL DEFAULT ON ITS OBLIGATIONS UNDER THIS AGREEMENT. THE PARTIES REALIZE THAT IT WOULD

BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF DAMAGES WHICH WOULD BE SUFFERED BY SELLER IN THE EVENT OF BUYER'S DEFAULT UNDER THIS AGREEMENT. CONSEQUENTLY, THE PARTIES HEREBY AGREE THAT THE REASONABLE ESTIMATE OF SAID DAMAGES IS THE SUM OF BUYER'S DEPOSIT HELD IN ESCROW (INCLUDING THE ACCRUED INTEREST THEREON), AND IN THE EVENT THAT ALL OF THE CONDITIONS TO BUYER'S OBLIGATIONS CONTAINED IN THIS AGREEMENT HAVE BEEN SATISFIED OR WAIVED AND SELLER IS NOT OTHERWISE IN DEFAULT UNDER THIS AGREEMENT, SELLER SHALL, AS ITS SOLE AND EXCLUSIVE REMEDY, BE ENTITLED TO RECOVER SUCH SUM AS LIQUIDATED DAMAGES.

         Initials: ____________ Seller ____________ Buyer ____________

8. TERMINATION

     8.1 BUYER'S RIGHT TO TERMINATE. In the event there is a failure of a condition to Buyer's obligation as set forth in Sections 3 and 4.1 above and so long as Buyer is not in default hereunder, Buyer may terminate this Agreement by giving written notice to Escrow Agent and Seller not later than the first to occur of (i) ten (10) days after the condition has failed (which as to conditions requiring approval by Buyer, shall be the date Buyer has given Seller written notice of disapproval of any item which Buyer has the right to approve under Section 3 unless Seller has an opportunity to cure, in which case the date shall be ten (10) days after the last date on which Seller can cure the disapproved item under Section 3 or ten (10) days after the date on which Seller gives Buyer written notice that it will not cure the disapproved item, whichever occurs first), or (ii) the agreed Closing Date. Failure by Buyer to terminate as provided in this paragraph shall be deemed a waiver of the condition which has failed. If such condition required approval by Buyer, such failure to terminate shall also be deemed an approval of the previously disapproved item. If Buyer terminates as provided in this Section 8.1 based on a failure of condition caused by the conduct of Seller, Seller shall pay all title and escrow cancellation charges, and the Deposit shall be refunded to Buyer. If Buyer terminates based on a failure of any other condition in Section 3, Buyer and Seller shall each pay one-half of all title and escrow cancellation charges and the Deposit (less Buyer's share of such cancellation charges) shall be refunded to Buyer.

     8.2 SELLER'S RIGHT TO TERMINATE. In the event of a failure of a condition to Seller's obligation as set forth in Section 4.2 above, Seller may terminate this Agreement by giving written notice to Escrow Agent and Buyer at any time prior to the Closing. Failure of Seller to terminate as provided in this paragraph shall be deemed a waiver by Seller of the condition which has failed, and if such condition required approval by Seller, such failure shall be deemed an approval of the previously disapproved item. If Seller terminates based upon a failure of any condition in Sections 4.2.1, 4.2.2, or 4.2.3, Buyer shall pay all title and escrow cancellation charges and the Deposit shall be retained by Seller as provided in Section 7.8. If Seller terminates based upon a failure of any condition in Sections 4.2.4 or 4.2.5, Seller shall pay all title and escrow cancellation charges and the Deposit shall be refunded to Buyer.

9. GENERAL PROVISIONS

     9.1 TIME OF ESSENCE. Time is of the essence concerning the obligations of the parties hereunder.

     9.2 ASSIGNMENT. Buyer shall the right to assign this Agreement to an entity in which Buyer is a managing and controlling partner, member or principal or in which Buyer owns at least fifty percent (50%) of the voting stock thereof (an "Affiliate"), without obtaining Seller's prior written consent. Buyer may not assign this Agreement to a party other than an Affiliate without the prior written consent of Seller, which consent shall not be unreasonably withheld by Seller. Any attempted assignment without Seller's prior written consent, will, at Seller's option, be voidable and constitute a material breach of this Agreement. If Seller consents to an assignment, the assignment will not be effective against Seller until Buyer delivers to Seller a fully executed copy of the assignment instrument, which instrument must be satisfactory to Seller in both form and substance and pursuant to which the assignee assumes and agrees to perform for the benefit of Seller the obligations of Buyer under this Agreement, and pursuant to which the assignee makes the warranties and representations required of Buyer under this Agreement and such other representations and warranties as

Seller may reasonably require. Any such assignment will not release Buyer from any of its obligations under this Agreement.

     9.3 AMENDMENT. This Agreement may be supplemented, amended, or modified only by the mutual agreement of the parties. No supplement, amendment, or modification of this Agreement shall be binding unless it is in writing and signed by both parties.

     9.4 SUCCESSORS AND ASSIGNS. Subject to the provisions hereof, the terms and provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties.

     9.5 MEANING OF TERMS. When necessary herein, all terms used in the singular shall apply to the plural, and vice versa; and all terms used in the masculine shall apply to the neuter and feminine genders.

     9.6 ENTIRE AGREEMENT. This Agreement is the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements between the parties concerning the same. No claim of waiver, modification, consent or acquiescence concerning any of the provisions of this Agreement shall be made against either party, except on the basis of a written instrument executed by or on behalf of such party.

     9.7 GOVERNING LAW. This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of California.

     9.8 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     9.9 ATTORNEYS' FEES. If either Seller or Buyer obtains legal counsel or brings an action against the other by reason of the breach of any covenant, provision or condition hereof, or otherwise arising out of this Agreement, the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees, paralegal fees and reasonable costs, which shall be payable whether or not any action is prosecuted to judgment.

     9.10 NOTICES. All notices, requests, demands, and other communications required or permitted to be given under this Agreement shall be given in writing (at the addresses set forth below) by any of the following means: (i) personal service; (ii) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (iii) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either (i) or (ii) hereof shall be deemed received upon such personal service or upon confirmation of receipt by electronic means, and, if sent pursuant to (iii) shall be deemed received three (3) days after deposit in the mail:

            Seller:                                  American Retirement Villas Properties
                                                     III 245 Fischer Avenue, D-1 Costa Mesa,
                                                     CA 92626
            Attn:                                    Legal Department Facsimile:
                                                     (714) 435-7102
            Buyer:                                   Meta Housing Corporation 4100 W.
                                                     Alameda Avenue, Suite 205 Burbank, CA
                                                     91505 Attn: John Huskey Facsimile:
                                                     (818) 557-5697
            Escrow Agent:                            Fidelity National Title Company 1300
                                                     Dove Street, Suite 310 Newport Beach,
                                                     CA 92660 Attn: Patty Beverly Facsimile:
                                                     (714) 622-4167

     9.11 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance is determined to be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     9.12 FURTHER ASSURANCES. Each party agrees to do all acts and things and to make, execute and deliver such written instruments as are reasonably necessary to carry out the terms and provisions of this Agreement.

     9.13 NO THIRD PARTY BENEFITS. Nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto, their successors and permitted assigns, any right, remedy or claim under or concerning this Agreement or any provision hereof.

     9.14 CONFIDENTIALITY. In that it is in Seller's and Buyer's best interests to keep this Agreement and all information concerning the Property confidential until the Closing, neither of them shall take any action nor conduct itself in any fashion that would disclose any aspect of the contemplated transaction to third parties unrelated to Buyer's acquisition or intended ownership and operation of the Property or the Affiliated Properties. Notwithstanding the foregoing, Buyer may disclose the contents of this Agreement and the materials obtained hereunder with prospective lenders, equity participants and their brokers, accountants, attorneys and other professionals, to the extent that such disclosure is reasonably necessary and required to facilitate the closing of the transaction contemplated by this Agreement and said third parties acknowledge and agree to preserve the confidentiality of the information so disclosed. After Closing, neither party shall make any public announcement of the transaction that has not been approved in advance and in writing by the other party.

     9.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together shall constitute one agreement.

     9.16 WAIVER. No waiver of a breach, failure of any condition, or any right or remedy contained in or granted by the provisions of this Agreement shall be effective unless it is in writing and signed by the party waiving the breach, failure, right, or remedy. No waiver of any breach, failure, right, or remedy shall be deemed a waiver of any other breach, failure, right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver unless the writing so specifies.

     9.17 AMBIGUITIES. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

     9.18 COUNTING DAYS. Days shall be counted by excluding the first day and including the last day, unless the last day is a Saturday, a Sunday, or a legal holiday, and then it shall be excluded. Any act required by this Agreement to be performed by a certain day shall be timely performed if completed before 5:00 p.m. local time on that date. If the day for performance of any obligation under this Agreement is a Saturday, a Sunday, or a legal holiday, then the time for performance of that obligation shall be extended to 5:00 p.m. local time on the first following day that is not a Saturday, Sunday, or legal holiday.

     9.19 POSSESSION OF THE PROPERTY. Seller will deliver possession of the Property to Buyer upon the Close of Escrow, subject to the rights of any tenants.

     9.20 EXHIBITS. All exhibits and schedules to which reference is made in this Agreement and which are attached hereto are deemed incorporated in this Agreement.

     9.21 NO RECORDATION. No memorandum or other document relating to this Agreement will be recorded without the prior written consent of Seller, and any such consent or approval will be conditioned upon Buyer providing Seller with a quitclaim deed fully executed and acknowledged by Buyer, quitclaiming any and all interests that it may have in the Property to Seller, which quitclaim deed Seller may record in the event that this Agreement is terminated or the transaction contemplated herein is not consummated.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

          SELLER:                                         AMERICAN RETIREMENT VILLA
                                                          PROPERTIES III,
                                                          a California limited partnership

                                                          By: ARV Assisted Living, Inc.,
                                                              a Delaware corporation,
                                                              its General Partner
                                                          By: /s/ Sheila M. Muldoon
                                                          Name: Sheila M. Muldoon
                                                          Its: Senior Vice President

          BUYER:                                          META HOUSING CORPORATION,
                                                          a California corporation

                                                          By:/s/ John M. Huskey
                                                          Name: John M. Huskey
                                                          Its: President

          AGREED AND ACCEPTED:
          ESCROW AGENT:                                   FIDELITY NATIONAL TITLE COMPANY

                                                          By:____________________________
                                                          Name:__________________________
                                                          Its:___________________________

                          PURCHASE AND SALE AGREEMENT

                                      AND

                           JOINT ESCROW INSTRUCTIONS

                                 BY AND BETWEEN

                   AMERICAN RETIREMENT VILLAS PROPERTIES III,
                        A CALIFORNIA LIMITED PARTNERSHIP

                                   AS SELLER

                                      AND

                           META HOUSING CORPORATION,
                            A CALIFORNIA CORPORATION

                                    AS BUYER

                                OCTOBER 26, 1998

                          PURCHASE AND SALE AGREEMENT
                         AND JOINT ESCROW INSTRUCTIONS

     This Purchase and Sale Agreement and Joint Escrow Instructions (the "Agreement") is made as of October 26, 1998, between American Retirement Villas Properties III, a California limited partnership ("Seller"), and Meta Housing Corporation, a California corporation, or assignee ("Buyer") with reference to the following facts and circumstances. The "Effective Date" of this Agreement shall be the date upon which the parties mutually execute this Agreement.

                                    RECITALS

     A. Seller is the fee owner of three (3) real properties improved with seniors apartment projects (collectively, the "Affiliated Properties"), all as more particularly described in attached Schedule A and incorporated herein.

     B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer one of the Affiliated Properties commonly known as Cedar Villas, located at 301 E. Cedar Street, Ontario, California 91761, and more particularly described on attached Exhibit A and made a part hereof, upon the following terms and conditions.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, Seller and Buyer agree as follows:

1. PURCHASE AND SALE

     1.1 AGREEMENT TO BUY AND SELL. Subject to all of the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Buyer, and Buyer agrees to acquire and purchase from Seller, all of the following (collectively, the "Property"):

          1.1.1 REAL PROPERTY. A certain parcel of real property ("Real Property") more particularly described on Exhibit A attached hereto and all of Seller's right, title and interest in and to all easements, rights and privileges, hereditaments and appurtenances thereto, including any right, title and interest in and to adjacent streets, alleys or rights of way, together with all of Seller's right, title and interest in and to all improvements, structures, equipment and fixtures currently located on or under said Real Property (collectively called the "Improvements"), subject to easements, agreements and other matters of record and the rights of existing tenants under leases or occupancy agreements.

          1.1.2 PERSONAL PROPERTY. All of Seller's right, title and interest in and to all tangible personal property (the "Personal Property") now or hereafter used exclusively in connection with, the ownership, operation or maintenance of the Real Property and/or the Improvements, with the exception of any laundry equipment installed at the Real Property which shall not be part of the Personal Property, but which shall include, without limitation, equipment, machinery, furniture, art work, furnishings, office equipment, tools, construction and finish materials not incorporated in the Improvements and held for repair and replacements; and all right, title and interest of Seller, determined as of the Closing Date, in and to all intangible personal property (the "Intangible Property") now or hereafter used exclusively in connection with the operation, ownership, maintenance or management of the Real Property, including, without limitation, all trade names and trademarks associated with the Real Property; warranties; indemnities; all permits, licenses and approvals related to the operation, maintenance, construction, or ownership of the Real Property (to the extent assignable); insurance proceeds or claims thereto related to the Real Property; and all books and records relating to the Real Property.

          1.1.3 SERVICE CONTRACTS. All of Seller's right, title and interest in and to any and all contracts and other agreements pertaining to the Property together with all supplements, amendments and modifications thereto (collectively, the "Service Contracts"), which Service Contracts are listed or described on Schedule B attached hereto and incorporated herein by reference.

          1.1.4 LEASES. All of Seller's interest, as landlord, in all leases or other occupancy agreements affecting the Improvements, including leases or occupancy agreements which may be made by Seller after the Effective Date of this Agreement and before Closing as permitted by this Agreement, and any and all amendments and supplements thereto (collectively, the "Leases").

     1.2 PURCHASE PRICE. The purchase price to be paid by Buyer to Seller for the Property (the "Purchase Price") shall be the sum of Five Million One Hundred Thousand Dollars ($5,100,000.00). The Purchase Price shall be payable upon the Close of Escrow (as hereafter defined) as follows:

          1.2.1 DEPOSIT. Upon the Opening of Escrow (as defined in Paragraph 2), Buyer shall deliver to Escrow Agent (as defined in Paragraph 2) as an earnest money deposit the sum of Fifty Six Thousand Four Hundred Dollars ($56,400.00) (the "Deposit"), paid by wire transfer of funds or by certified or cashier's check drawn on a local bank. Escrow Agent shall promptly deposit and thereafter hold the Deposit in an interest bearing account and interest will accrue for the account of Buyer except as otherwise provided in this Agreement and will be applied against the Purchase Price at Closing (as defined in Paragraph 2). Except as expressly provided otherwise, the Deposit will become nonrefundable at and as of the first day following the end of the Due Diligence Period, unless Buyer terminates this Agreement by written notice to Seller and Escrow Agent as provided herein on or before the end of the Due Diligence Period. In the event Buyer so terminates this Agreement, Escrow Agent shall immediately refund the Deposit to Buyer.

          1.2.2 BALANCE OF PURCHASE PRICE. No later than such time as is required by Escrow Agent or otherwise in order for the Closing to occur by the Closing Date, Buyer will deposit into the Escrow the balance of the Purchase Price in cash, by confirmed wire transfer of funds, or by certified or cashier's check collectible in same day funds. For purposes of calculating the balance of the Purchase Price payable by Buyer hereunder, Buyer shall be credited with (i) the Deposit, (ii) all interest earned on the Deposit during the Escrow, and (iii) Buyer's share of the prorations in Buyer's favor and credits described in Section 5.2 hereof.

2. ESCROW

     2.1 OPENING OF ESCROW. Within three (3) business days after their execution and delivery of this Agreement, Seller and Buyer shall open an escrow (the "Escrow") with Fidelity National Title Company (the "Escrow Agent") by delivering to Escrow Agent a fully executed copy of this Agreement (the "Opening of Escrow"). When this Agreement or counterparts hereof shall have been executed by Seller and Buyer, and delivered to Escrow Agent, it shall constitute the joint escrow instructions of the parties to the Escrow Agent. The purchase and sale of the Property will be consummated through the Escrow. Escrow Agent is hereby authorized and instructed to deliver, pursuant to the terms of this Agreement, the documents and monies to be deposited into the Escrow. Escrow Agent's standard form escrow instructions shall, to the extent consistent with the terms hereof, inure to the benefit of Escrow Agent. If there is a conflict between any printed escrow instructions and this Agreement, the terms of this Agreement will govern.

     2.2 CLOSING OF ESCROW. The closing (the "Closing") of the purchase and sale of the Property shall take place through Escrow, upon satisfaction of all conditions to Closing set forth herein, by no later than ninety (90) days after the Effective Date of this Agreement, subject to the provisions of Section 4.2.5 hereof (the "Closing Date"). The term "Closing" or "Close of Escrow" as used herein shall be deemed to be the date upon which the grant deed to the Real Property is recorded. The Close of Escrow shall occur, if at all, simultaneously with the Close of Escrow for Buyer's purchase from Seller of the remaining two
(2) Affiliated Properties.

3. ACTIONS PENDING CLOSING

     3.1 DELIVERY OF TITLE DOCUMENTS. Within ten (10) days after the Opening of Escrow, Seller shall cause to be delivered to Buyer a current, effective Preliminary Report covering the Real Property and the Improvements (the "Preliminary Report"), issued by Fidelity National Title Company (the "Title Company"), together with (i) true, complete and legible copies of all documents referred to in the Preliminary Report (the

"Underlying Documents"), (ii) a plat or sketch prepared by the Title Company showing all easements affecting the Real Property, and (iii) a copy of any existing ALTA Survey of the Real Property (the "Survey") in Seller's possession or control, or written notice to Buyer that Seller has no such Survey in its possession or under its control. In the event Buyer elects to obtain any extended coverage ALTA owner's or lender's title insurance policy, and such extended coverage requires an ALTA survey, Buyer shall obtain said survey, if at all, at its sole cost and expense, prior to the expiration of the Due Diligence Period (as defined in Section 3.3.2).

     If any subsequent updating of a Preliminary Report or of a Survey prior to the Close of Escrow shall disclose any additional title exceptions, defects or encumbrances, then Buyer shall have an additional five (5) day period to approve or disapprove such items in its discretion subject to the process described in
Section 3.2.

     3.2 BUYER'S REVIEW OF TITLE. At any time prior to the expiration of the Due Diligence Period, Buyer shall review and examine the Preliminary Reports, the Underlying Documents, and the Surveys, if any, and deliver to Seller written notice of any title exceptions which Buyer disapproves or other objections to title, specifying reasonable grounds for each matter disapproved (collectively, the "Disapproved Exceptions"). Such grounds must establish that the matters disapproved would have an adverse effect on Buyer's use, development, financing, marketability or operation of the Property, as determined by Buyer in its sole discretion, and were not caused or created solely by the acts of Buyer. Buyer's failure to provide such notice of Disapproved Exceptions prior to the expiration of the Due Diligence Period shall constitute Buyer's approval of the condition of title as shown on the Preliminary Report. If Buyer timely notifies Seller of specific Disapproved Exceptions, Seller will have ten (10) days after receipt of Buyer's notification of Disapproved Exceptions in which to advise Buyer that:

          (i) Seller will cause the Disapproved Exceptions to be removed or remedied or obtain appropriate endorsements to the Title Policy on or before the Closing Date; or

          (ii) Seller will not cause the Disapproved Exceptions to be removed or remedied or cause appropriate endorsements to the Title Policy to be issued.

          (iii) If Seller does not notify Buyer of its election within the 10 day period, Seller will be deemed to have elected to not cause the Disapproved Exceptions to be removed.

     If Seller elects to not cause the Disapproved Exceptions to be removed or remedied or cause appropriate endorsement to the Title Policy to be issued, Buyer will have five (5) days to elect to:

          (i) Proceed with the purchase and acquire the Property subject to the Disapproved Exceptions without reduction in the Purchase Price; or

          (ii) Cancel the Escrow and this Agreement by written notice to Seller and Escrow Agent, in which case the Deposit and any interest accrued thereon will be returned to Buyer, and the cancellation costs, if any, will be borne equally by the parties.

     If Buyer does not give Seller notice of its election within the 5 day period, Buyer will be deemed to have elected to proceed with the Closing of this transaction. If Seller commits to remove or remedy any Disapproved Exception and fails to do so by the Closing Date, Seller will be in default under this Agreement and Buyer may, at Buyer's election, terminate this Agreement and pursue its remedies as set forth in Paragraph 8.

     3.3  BUYER'S DUE DILIGENCE INVESTIGATION.

          3.3.1 BUYER'S REVIEW OF PROPERTY DOCUMENTS. To the extent such items are in Seller's possession or control, Seller shall, within ten (10) days of the Effective Date, provide to Buyer copies of or access to the information and documents set forth on Schedule C attached hereto and incorporated herein by reference (the "Property Documents"). The Due Diligence Period (defined in Subparagraph 3.3.2) shall be extended on a day-for-day basis for each day after the tenth day following the Effective Date for which Seller fails to make the initial delivery of the Property Documents. Seller shall have the continuing obligation during the pendency of this Agreement to provide Buyer with any Property Document coming into Seller's possession or control or produced by or for Seller after the initial delivery of the Property Documents. Buyer shall have until the expiration date of the Due Diligence Period to deliver to Seller a disapproval notice stating that Buyer's review of the Property Documents disclosed a defect in the Property and describing the defect with reasonable particularity. Buyer's failure to so notify Seller shall conclusively be considered approval. Buyer expressly agrees that Seller is furnishing copies of all Property Documents to Buyer for informational purposes only and without representation or warranty as to the accuracy or completeness of the contents of such materials.

          3.3.2 BUYER'S INSPECTION OF THE PROPERTY. During the period commencing on the Effective Date and ending on the date which occurs thirty
     (30) days thereafter (the "Due Diligence Period"), Buyer, its agents and representatives shall have the right to enter the Real Property upon reasonable prior notice to Seller for the purpose of conducting customary soil, environmental, and other engineering tests and to inspect and survey the Real Property, all at its own cost and expense. Buyer will keep the Real Property free and clear of any liens and shall indemnify, defend (with counsel reasonably acceptable to Seller) and hold Seller harmless from and against any and all claims, losses, damages, liabilities, costs or expenses, including, without limitation, reasonable attorneys' fees and costs, arising out of Buyer's inspections and tests. By the end of the Due Diligence Period, Buyer must approve the results of any and all inspections, investigations, tests and studies as Buyer may have elected to make or obtain within the Due Diligence Period. Buyer shall be deemed to have approved all soil and other physical conditions pertaining to the Real Property unless it has delivered to Seller written notice of disapproval on or before the expiration of the Due Diligence Period. Such notice must provide that in Buyer's opinion that the matters disapproved would have an adverse impact on Buyer's use, development, financing, marketability or operation of the Real Property. Seller shall have until five (5) business days prior to the Closing to cure any matters so disapproved which can be cured, but without any obligation to do so; provided, however, that Seller shall notify Buyer within ten (10) days of receipt of Buyer's notice of disapproval as to whether or not Seller will cure such disapproved matters. If Seller elects not to cure such disapproved matters, or fails to timely cure such disapproved matters, Buyer shall have the right to terminate this Agreement and receive the return of the Deposit. Notwithstanding anything to the contrary herein, and by no later than ten (10) days prior to the expiration of the Due Diligence Period, Seller shall cause a Phase I environmental survey to be performed for the Real Property and deliver a copy of the written report thereof to Buyer for its review in accordance with procedures set forth above. The costs of conducting said Phase I survey and preparing the resulting report will initially be borne by Seller; provided, however, that Buyer shall reimburse Seller for all such costs at the Close of Escrow or any such time as Buyer elects to terminate this Agreement for any reason other than the failure of Seller to timely obtain the approval of its limited partners or of the Board of Directors of Buyer's general partner, as provided in Sections 4.2.4 and 4.2.5. In the event this Agreement is terminated prior to the Closing, Buyer will give copies of all inspections, tests or studies to Seller as a condition precedent to the return of the Deposit.

          3.3.3 SERVICE CONTRACTS. During the Due Diligence Period, Buyer shall notify Seller in writing as to which Service Contracts Buyer will assume and which Service Contracts shall be terminated by Seller at Closing. By means of a written assignment and assumption agreement in form and content acceptable to Seller (the "Assignment and Assumption Agreement"), Buyer will assume the obligations arising from and after the Closing Date under those Service Contracts that are not in default as of the Closing Date and which Buyer has elected to assume. Seller shall terminate at Closing all Service Contracts that are not so assumed.

          3.3.4 NO WARRANTIES. Except as expressly contained in Section 6 of this Agreement, Buyer acknowledges that Buyer is purchasing the Property solely in reliance on Buyer's own investigation and that no representations or warranties of any kind whatsoever, express or implied, have been made by Seller or by Seller's agents or brokers with respect to the condition or use of the Property. Buyer further acknowledges that except as disclosed in
     Section 6, Buyer will be aware of all zoning regulations, other governmental requirements, site and physical conditions, and other matters affecting the use and condition of the Property and agrees to purchase the Property at the Close of Escrow in its then condition AS-IS and with all faults.

     3.4 NOTICE OF CHANGES. Seller shall promptly notify Buyer of any change in any condition concerning the Property or of any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue or misleading, or any covenant of Seller under this Agreement incapable or less likely of being performed; however, Seller's obligation to provide such notice to Buyer shall in no way relieve Seller of any liability for its breach of any of Seller's representations, warranties or covenants under this Agreement. In the event of such notice of change, Buyer shall have a ten 10) day period to determine whether or not to proceed with the purchase of the Property, and if Buyer elects not to proceed, Escrow Holder shall promptly return the Deposit to Buyer upon Buyer's demand.

4. CONDITIONS TO PARTIES' OBLIGATIONS TO CLOSE

     The following shall be the conditions precedent to the parties' obligations to consummate the purchase and sale transaction contemplated herein:

     4.1 CONDITIONS TO BUYER'S OBLIGATIONS TO CLOSE. Buyer's obligation to consummate the transactions contemplated hereby is subject to the following conditions, each of which is for Buyer's sole benefit and may be waived by Buyer only in writing at its sole option:

          4.1.1 REPRESENTATIONS AND WARRANTIES. Seller's representations and warranties in this Agreement shall be true on the date of Closing in all material respects as though such representations and warranties were made on and as of such date.

          4.1.2 DELIVERY OF INSTRUMENTS AND INFORMATION. Seller shall have delivered the instruments and information required to be delivered by Seller as, when and in the manner set forth therein.

          4.1.3 COMPLIANCE WITH THIS AGREEMENT. Seller shall duly have performed and complied with all agreements, obligations and conditions Seller is required to perform under this Agreement on or before the Closing.

          4.1.4 DUE DILIGENCE REVIEW APPROVALS. Buyer shall have approved the Property Documents and the physical condition of the Property.

          4.1.5 TITLE POLICY. The Title Company shall be ready, willing and able to issue the Title Policy required by Subparagraph 5.1.2(e).

     4.2 CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. Seller's obligation to consummate the transaction contemplated hereby is subject to the following conditions, each of which is for Seller's sole benefit and may be waived solely by Seller only in writing, and at its sole option:

          4.2.1 REPRESENTATIONS AND WARRANTIES. Buyer's representations and warranties in this Agreement, or in any certificate or document signed by Buyer pursuant to the provisions hereof, shall be true on and as of Closing in all material respects as though such representations and warranties were made on and as of such date.

          4.2.2 DELIVERY OF INSTRUMENTS AND INFORMATION. Buyer shall have delivered the instruments and information required to be delivered by Buyer as, when and in the manner set forth herein.

          4.2.3 COMPLIANCE WITH THIS AGREEMENT. Buyer shall have performed and complied with all agreements and conditions Buyer is required to perform under this Agreement on or before Closing.

          4.2.4 BOARD OF DIRECTOR APPROVAL. Within the Due Diligence Period, the Board of Directors of Seller's general partner shall have approved the transaction contemplated by this Agreement and duly authorized and empowered designated representatives of Seller to execute and deliver this Agreement and all additional documents required in connection therewith.

          4.2.5 APPROVAL OF LIMITED PARTNERS. Within ninety (90) days after the Effective Date of this Agreement, the limited partners of Seller shall have approved the transaction contemplated hereby and duly authorized and empowered its general partner to execute and deliver this Agreement and all additional documents required in connection herewith. In the event that Seller is unable to obtain said approval within the 90 day period due to reasons beyond its control, including, but not limited to, requirements of the Securities and Exchange Commission, Seller shall have an additional thirty (30) day period within which to obtain such approval, if at all, and the Closing shall be extended accordingly. In the event Seller is unable to obtain the approval of its limited partners within said ninety (90)day period, or as extended for the additional 30 day period, Seller shall bear all title and escrow costs incurred in connection with the transaction contemplated herein

          4.2.6 CONCURRENT CLOSING OF AFFILIATED PROPERTIES' ESCROWS. The escrows for Buyer's or Buyer's assignee's purchase from Seller of the two
     (2) Affiliated Properties shall be able to close concurrently with the Close of Escrow.

     4.3 CONDITION TO PARTIES' OBLIGATIONS TO CLOSE. Buyer's and Seller's respective obligations to consummate the transaction contemplated hereby are subject to the requirement that within ninety (90) days after the Effective Date of this Agreement, the Ontario Redevelopment Agency shall have approved the transfer of Seller's interests in the Real Property to Buyer and consented to the assumption by Buyer of Seller's rights and obligations under the rehabilitation and affordable housing subsidy/ grant agreement affecting the Real Property. Buyer and Seller mutually agree to employ all good faith and diligent effort to timely obtain said consent and approval.

5. CLOSING

     5.1  DEPOSITS INTO ESCROW.

          5.1.1 SELLER'S CLOSING DELIVERIES. At least one (1) business day prior to the Closing Date, Seller shall deliver or cause to be delivered to Escrow Agent the following items:

             (a) A grant deed in statutory form, duly executed and acknowledged by Seller, and a separate declaration of documentary transfer tax in form satisfactory to Escrow Agent;

             (b) A duly executed Bill of Sale (the "Bill of Sale") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit B, assigning and conveying to Buyer all of Seller's right, title, and interest in and to the Personal Property;

             (c) A duly executed Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit C, assigning all of Seller's right, title and interest in and to the Service Contracts;

             (d) A duly executed Assignment of Leases (the "Assignment of Leases") in a form reasonably satisfactory to Buyer, which shall be attached hereto as Exhibit D, assigning all of Seller's right, title, and interest in and to the Leases;

             (e) An affidavit or qualifying statement which satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Non-Foreign Affidavit");

             (f) A Standard Coverage CLTA Owner's Policy of Title Insurance covering the Property, insuring Buyer as the owner of the Property as of the Closing Date, subject only to the Permitted Exceptions, and in the amount of the Purchase Price (the "Title Policy"). As used herein, "Permitted Exceptions" means exceptions approved by Buyer pursuant to this Agreement; a lien for real estate taxes and assessments not yet due and payable; tenants in possession under the Leases; matters affecting the condition of title to the Property created by or with the written consent of Buyer; and any matters which would be shown by an inspection, a survey of the Property, or by inquiry of persons in possession of the Property. If Buyer elects to obtain any additional endorsements or an extended coverage policy, the additional premium and costs of survey for the extended coverage policy and the cost of any endorsements will be at Buyer's sole cost and expense; however, Buyer's election to obtain an extended coverage policy will not delay the Closing and Buyer's inability to obtain an extended coverage policy or any such endorsements will not be deemed to be a failure of any condition to Closing;

             (g) A Certificate from Seller certifying that all representations and warranties of Seller contained in this Agreement remain true and correct at Closing;

             (h) An updated Rent Roll (as defined in Section 5.2.2) for the Real Property, certified by Seller as true and complete;

             (i) Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to Buyer; and

             (j) Such other documents and funds as may be required in connection with the closing of the Escrow and consummation of the sale of the Property in accordance with the terms of this Agreement.

          5.1.2 BUYER'S CLOSING DELIVERIES. At least one (1) business day prior to the Closing Date, Buyer shall deliver or cause to be delivered to Escrow Agent the following items:

             (a) The balance of the Purchase Price in the manner set forth in Subparagraph 1.2.2, together with such other sums as Escrow Agent shall require to pay Buyer's share of the closing costs and prorations in accordance with this Agreement;

             (b) Evidence of the existence, organization and authority of Buyer to execute and deliver this Agreement and to consummate the transaction contemplated herein;

             (c) A counterpart original of the Assignment and Assumption Agreement duly executed;

             (d) A counterpart original of the Assignment of Leases;

             (e) Evidence of existence, organization and authority of Buyer and of the authority of the persons executing documents on behalf of Buyer reasonably satisfactory to Seller; and

             (f) Such other documents and funds as may be required in connection with the closing of the Escrow and the consummation of the sale of the Property in accordance with the terms of this Agreement.

     5.2  PRORATIONS.

          5.2.1 TAXES AND ASSESSMENTS. All non-delinquent real estate taxes and assessments on the Property will be prorated as of the Close of Escrow based on the actual current tax bill for the Real Property. If the Close of Escrow takes place before the real estate taxes are fixed for the tax year in which the Close of Escrow occurs, the apportionment of real estate taxes will be made on the basis of the real estate taxes for the immediately preceding tax year applied to the latest assessed valuation. All delinquent taxes and all delinquent assessments, if any, on the Real Property will be paid at the Close of Escrow from funds accruing to Seller. All supplemental taxes billed after the Close of Escrow for periods prior to the Close of Escrow will be paid promptly by Seller. Any general and special bonds and assessments secured by or attributable to the Real Property shall be assumed and paid in full by Buyer, subject to proration or current amounts owing as stated above.

          5.2.2 RENTS AND DEPOSITS. All rents and other income under the Leases which are actually received by Seller as of the Close of Escrow will be prorated. Delinquent rents and rents not paid by Close of Escrow will not be prorated. All rents collected by Buyer after Closing will be applied first to current rents due and payable and next in satisfaction of the oldest accrued rent, remitting to Seller, after deducting reasonable collection costs, any rent properly allocable to Seller's period of ownership of the Property. Upon Seller's request, Buyer shall bill and attempt to collect such rent arrearages in the ordinary course of business, and Buyer shall be reimbursed for any cost and expense incurred in connection therewith, but Buyer shall not be obligated to engage a collection agency or take legal action to collect such rent arrearages. Seller shall have the right, but not the obligation, to seek collection of any rents or other income applicable to any period of ownership of the Property before the Closing.

     At the Close of Escrow, all tenant security deposits under the Leases (and interest accrued thereon if required by law or contract to be earned thereon) shall be transferred to Buyer or Buyer shall receive a credit against the Purchase Price in the amount of such security deposits (less deductions therefrom). The foregoing credits are agreed to constitute a transfer of security deposits to Buyer for purposes of California Civil Code Section 1950.5(g) or 1950.7(d), as applicable, and for all other purposes. Prior to the Closing, Seller will provide Buyer and Escrow Agent with an updated rent roll (the "Rent Roll") (or other document) which will itemize all security deposits and deductions made therefrom. The Rent Roll will be used to establish the adjustments and credits described above, and constitutes Seller's notice to Buyer required by California Civil Code Section 1950.5(h) or 1950.7, as applicable.

     From and after the Closing, Buyer assumes the obligation to repay all security deposits owing to all tenants of the Property and shall indemnify and hold Seller harmless from any claim with respect thereto (which obligation shall survive the Closing). Further, Seller hereby notifies Buyer that following the Closing, Seller will give all tenants of the Property the notice required by California Civil Code Section 1950.5(g) or 1950.7(d), as applicable, substantially in the form of Exhibit E attached hereto.

          5.2.3 UTILITIES. Seller will notify all utility companies servicing the Real Property of the sale thereof to Buyer and will request that such companies send Seller a final bill for the period ending on the last day before the Close of Escrow. Buyer will notify the utility companies that all utility bills for the period commencing on the Close of Escrow are to be sent to Buyer. In addition to the Purchase Price, Buyer will pay to Seller an amount equal to the total of all utility deposits held by utility companies and Seller will assign to Buyer all of Seller's right, title and interest in any such utility deposits; provided, however, Seller reserves the right to receive a return of such utility deposits and, in such event, Buyer will arrange for substitute deposits with the utility companies as may be required. If following the Close of Escrow either Buyer or Seller receives a bill for utilities or other services provided to the Property for the period in which the Close of Escrow occurred, Buyer and Seller will equitably prorate the bill.

          5.2.4 SERVICE CONTRACTS. Buyer or Seller, as the case may be, shall receive a credit for regular charges under the Service Contracts assumed by Buyer pursuant to this Agreement paid and applicable to Buyer's period of ownership or payable and applicable to Seller's period of ownership, respectively.

          5.2.5 INVENTORY. Seller shall receive a credit at Closing for any inventory located on the Property as of midnight preceding the Closing Date, including office supplies, linen, housekeeping and other supplies.

          5.2.6 EMPLOYEE ACCRUALS. All salaries of current employees of the Property shall be prorated as of the Closing. Buyer shall assume responsibility for and receive credit at Closing for all accrued compensation, bonuses, benefits, vacation, holiday and sick pay, worker's compensation premiums, payroll taxes and similar costs of all employees of the Property.

          5.2.7 METHOD OF PRORATION. All prorations will be made as of the date of Close of Escrow based on a 365 day year or a 30 day month, as applicable.

          5.2.8 All other items customarily prorated as of the Closing Date in similar transactions shall be calculated by Escrow Agent on the basis of information obtained by Escrow Agent or provided by Seller or Buyer at the request of Escrow Agent, in accordance with Escrow Agent's normal policies and practices.

     5.3 PAYMENT OF CLOSING COSTS.

          5.3.1 CLOSING COSTS OF SELLER. Seller shall pay: (i) the cost of the Title Policy associated with the CLTA Standard Coverage Policy; (ii) the cost of recording the Grant Deed; (iii) any sales taxes owing in connection with the transactions contemplated by this Agreement; (iv) one-half (1/2) of Escrow Agent's fee; (v) all city and county documentary transfer taxes; and (vi) any additional costs and charges customarily charged to sellers in accordance with common escrow practices in the county in which the Real Property is located.

          5.3.2 CLOSING COSTS OF BUYER. Buyer shall pay: (i) that portion of the cost of the Title Policy that is associated with the ALTA Extended Coverage Policy and any additional endorsements; (ii) one-half ( 1/2) of Escrow Agent's fee; (iii) the cost, if any, of a new Survey of the Property; and
     (iv) any additional
     charges customarily charged to buyers in accordance with common escrow practices in the county in which the Real Property is located.

          5.3.3 OTHER CLOSING COSTS. All other Closing fees and expenses, including, but not limited to, the parties' legal expenses, accounting and consulting fees, and other incidental expenses in connection with this transaction shall be borne by the party incurring same.

     5.4 CLOSING OF ESCROW.

          5.4.1 Escrow Agent shall Close the Escrow on the Closing Date if: (i) it has received in a timely manner all funds and materials required to be delivered into Escrow by Buyer and Seller; (ii) it has received notice from the Title Company that it is prepared (subject only to recordation of the grant deed) to issue to Buyer a Title Policy with respect to each Real Property; and (iii) it is ready and able to simultaneously close the escrows for Buyer's purchase of the Affiliated Properties.

          5.4.2 At the Close of Escrow, Escrow Agent will promptly undertake all of the following with respect to the Real Property:

          5.4.2.1 FUNDS. Disburse all funds deposited with Escrow Agent by Buyer in payment of the Purchase Price for the Property as follows:

             (a) deliver to Seller the Purchase Price, less the amount of all items, costs and prorations chargeable to the account of Seller; and

             (b) disburse the remaining balance, if any, of the funds deposited by Buyer to Buyer, less amounts chargeable to Buyer.

          5.4.2.2 RECORDING. Cause the Grant Deed (with documentary transfer tax information to be affixed after recording) and the Assignment of Leases, if applicable, to be recorded with the County Recorder and obtain conformed copies thereof for distribution to Buyer and Seller.

          5.4.2.3 TITLE POLICY. Direct the Title Company to issue the Title Policy to Buyer.

          5.4.2.4 DELIVERY OF DOCUMENTS TO BUYER OR SELLER. Deliver to Buyer the Non-Foreign Affidavit and other documents (or copies thereof) deposited into Escrow by Seller. Deliver to Seller any other documents (or copies thereof) deposited into Escrow by Buyer.

6. REPRESENTATIONS AND WARRANTIES

     6.1 JOINT REPRESENTATIONS AND WARRANTIES. In addition to any express agreements of the parties contained herein, the following constitute representations and warranties of the parties each to the other:

          6.1.1 AUTHORITY. Each party has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate this transaction.

          6.1.2 ACTIONS. All requisite action (corporate, trust, partnership or otherwise) has been taken by each party in connection with the entering into of this Agreement, the instruments referenced herein, and the consummation of this transaction. No further consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required.

          6.1.3 DUE EXECUTION. The individuals executing this Agreement and the instruments referenced herein on behalf of each party and the partners, officers or trustees of each party, if any, have the legal power, right, and actual authority to bind each party to the terms and conditions of those documents.

          6.1.4 VALID AND BINDING. This Agreement and all other documents required to close this transaction are and will be valid, legally binding obligations of and enforceable against each party in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

     6.2 SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Seller hereby makes the following representations, warranties and covenants:

          6.2.1 NO DEFAULTS. Executing and delivering this Agreement and the documents referenced herein, incurring the obligations set forth herein, consummating the transaction contemplated herein, and complying with the terms of this Agreement and the documents referenced herein do not conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, rehabilitation/grant housing agreements, lease or other agreement or instrument to which Seller is a party or affecting the Property.

          6.2.2 PENDING OR THREATENED ACTIONS. There are no pending or, to the best of Seller's knowledge, contemplated actions, suits, arbitrations, claims, hearings or proceedings, at law or in equity, affecting all or any portion of the Property or in which Seller is or will be a party by reason of Seller's ownership of the Property. Seller does not know of the existence of any threatened or contemplated actions, claims, hearings or proceedings or of the existence of any facts which might give rise to such actions, claims or proceedings.

          6.2.3 PERSONAL PROPERTY. Seller has and will transfer good and marketable title to the Personal Property free and clear of any claim, lien, pledge, option, charge, security interest, or other right of third parties, whether voluntarily incurred or arising by operation of law, except such claim, lien, pledge, option, charge, security interest, or other third party right solely caused by or resulting from the acts or conducts of Buyer.

          6.2.4 ACCURACY OF DOCUMENTS. All instruments, documents, lists, schedules and items required to be delivered to Buyer hereunder will fairly present the information set forth in a manner that is not misleading and will be true, complete and correct in all respects on the date of delivery and upon the Closing, as they may be updated, modified or supplemented in accordance with this Agreement.

          6.2.5 CONDITION OF PROPERTY. To the best of Seller's knowledge, there are no structural or mechanical defects in the Property which would adversely affect Buyer's proposed use of the Property.

          6.2.6 SURVIVAL. All representations and warranties contained in this Subparagraph 6.2 or made in writing by Seller in connection with the transaction herein provided for shall be true and correct on the date hereof and at Closing, and liability for misrepresentation or breach of warranty or covenant shall survive the execution and delivery of this Agreement for a period of one (1) year.

     6.3 PRE-CLOSING COVENANTS. So long as this Agreement remains in full force and effect:

          (a) Without the prior written consent of Buyer, Seller will not convey any interest in the Property and will not subject the Property to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters after the date of this Agreement, except as may be otherwise provided for in this Agreement, which will not be eliminated prior to the Close of Escrow.

          (b) Seller will not make any material alterations to the Property without Buyer's consent, which will not be unreasonably withheld or delayed.

          (c) Seller will maintain the Property in substantially the same condition as of the Effective Date, ordinary wear and tear excepted, and manage the Property in accordance with Seller's established practices.

          (d) Seller will keep and perform all of the obligations to be performed by Seller under any leases or contracts. After expiration of the Due Diligence Period, Seller will not enter into any contract or agreement providing for the provision of goods or services to or with respect to the Property or the operation thereof unless such contracts or agreements can be terminated without penalty by the Closing Date, without prior written consent of Buyer, which will not be unreasonably withheld or delayed. Seller will not modify any housing subsidy agreements, development agreements, permits or other government approvals affecting the Property or any covenants, conditions or restrictions affecting the Property. Seller will not enter into any new leases for any portion of the Property or extend the terms of any existing leases without Buyer's written consent, which will not be unreasonably withheld or delayed.

7. ADDITIONAL AGREEMENTS OF THE PARTIES

     7.1 HAZARDOUS SUBSTANCES.

          7.1.1 DEFINITIONS. For the purposes of this Agreement, the following terms have the following meanings:

             (a) "ENVIRONMENTAL LAW" means any law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment, including, without limitation, CERCLA (Comprehensive Environmental Response, Compensation and Liability Act of 1980) and RCRA (Resources Conservation and Recovery Act of 1976).

             (b) "HAZARDOUS SUBSTANCE" means any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is or becomes similarly designated, classified or regulated, under any Environmental Law, including asbestos, petroleum and petroleum products.

             (c) "ENVIRONMENTAL REPORT" means the Phase I environmental audit of the Property performed by Seller or any third party or consultant engaged by Seller to conduct such audit.

          7.1.2 SELLER'S REPRESENTATIONS AND WARRANTIES.

          Seller will obtain the Environmental Report for the Property and will furnish a copy to Buyer not later than ten (10) days prior to the expiration of the Due Diligence Period. As of the date of this Agreement, to the actual knowledge of Seller and except as referred to in the Environmental Report:

             (a) since the date of Seller's acquisition of the Property, no Hazardous Substances are now or have been used or stored on or within any portion of the Property except those substances which are or have been used or stored on the Property in the normal course of use and operation of the Property and in compliance with all applicable Environmental Laws;

             (b) since the date of Seller's acquisition of the Property, there are and have been no federal, state or local enforcement, clean-up, removal, remedial or other governmental or regulatory actions instituted or completed affecting the Property; and

             (c) no claims have been made by any third party against Seller relating to any Hazardous Substances on or within the Property.

     7.13 MUTUAL INDEMNIFICATIONS.

          (a) Buyer agrees to indemnify and hold harmless Seller, its partners, employees, and agents ("Seller Indemnitees") from and against any and all liabilities, claims, demands, suits, judgments, causes of action, losses, costs, damages, injuries, penalties, enforcement actions, fines, remedial actions, removal and disposal costs, remediation costs and expenses (including reasonable attorneys' fees) arising out of or related to the presence of Hazardous Substances in, on, under, or about the Property, to the extent that such Hazardous Substances first become present in, on, under or about the Property either (i) during Buyer's tenure as owner, lessee or manager of the Property, or (ii) as a result of Buyer's acts or omissions.

          (b) Seller agrees to indemnify and hold harmless Buyer and its partners, employees, and agents ("Buyer Indemnitees") from and against any and all such liabilities, claims, demands, suits, judgments, causes of action, losses, costs, damages, injuries, penalties, enforcement actions, fines, remedial actions, removal and disposal costs, investigation and remediation costs and expenses (including reasonable attorneys' fees) arising out of or related to the presence of Hazardous Substances in, on, under or about the Property, to the extent such Hazardous Substances were present in, on, under or about the Property (i) during Seller's ownership of the Property or (ii) as a result of Seller's acts or omissions.

     7.2 DELIVERY OF POSSESSION. Possession of the Property shall be delivered to Buyer upon Closing, subject to the rights of tenants in possession.

     7.3 DAMAGE OR DESTRUCTION. If the Property sustains damage caused by fire or other casualty prior to Closing and where the cost of repair or replacement is estimated to be more than One Hundred Thousand Dollars ($100,000.00), Buyer may elect to terminate this Agreement by written notice to Seller within fifteen
(15) days after receipt of Seller's written notice to Buyer advising of such damage or destruction. If Buyer does not elect to terminate this Agreement, or if the loss or casualty would cost less than $100,000 to repair, the Closing shall take place as provided herein with an abatement of the Purchase Price equal to the cost to repair unless such damage or destruction is covered by insurance in which case there shall be assigned to Buyer at Closing all of Seller's interest in and to the insurance proceeds that may be payable to Seller on account of such occurrence, Seller shall have no obligation of repair or replacement, and the Purchase Price shall be abated in the amount of the deductible payable under the insurance coverage.

     7.4 CONDEMNATION. Seller shall promptly give Buyer notice of any eminent domain proceedings that are contemplated, threatened or instituted with respect to the Property. By notice to Seller given within fourteen (14) days after Buyer receives notice of proceedings in eminent domain that are contemplated, threatened or instituted by anybody having the power of eminent domain with respect to the Property (and if necessary the Closing Date shall be extended to give Buyer the full 14 day period to make such election), Buyer may, if such proceedings involve the taking of title to all or any interest in the Property, terminate this Agreement by notice in writing sent within ten (10) days of Seller's written notice to Buyer, in which case the Deposit and any accrued interest thereon, less Buyer's one-half share of cancellation costs, will be returned to Buyer, and neither party will have any further rights or obligations under this Agreement except any rights or obligations which are expressly stated to survive termination. If the proceedings do not involve the taking of title to all or any interest in the Property, or if Buyer does not elect to terminate this Agreement, this transaction will be consummated as described herein and Seller shall, upon Close of Escrow, assign to Buyer its entire right, title and interest in and to any condemnation award, and Buyer shall have the sole right during the pendency of this Agreement to negotiate and otherwise deal with the condemning authority in respect of such matter.

     7.5 BROKERS' COMMISSIONS. Seller shall be solely liable for the commission to be paid to Barry Powell Real Estate Investment Company, Inc. as the result of the consummation of the transaction contemplated herein. Except as provided in the preceding sentence, each party represents and warrants to the other party that it did not negotiate the purchase and sale of the Property through any broker, agent, finder, affiliate or other third party, or incur any liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payments in connection with this Agreement, or the transaction contemplated hereby, and hereby agrees to hold harmless and indemnify the other party from any and all claims, demands, causes of action or damages resulting therefrom. This provision shall survive Closing.

     7.6 SELLER'S INDEMNIFICATION. Seller agrees to indemnify, defend and hold Buyer and Buyer Indemnitees harmless from any liability, claim, demand, loss, expense or damage (collectively, "Loss") (i) suffered by, or by any person or entity against, Buyer arising from any act or omission of Seller, its agents, employees or contractors occurring before the Closing; (ii) arising from any breach by Seller of any obligation related to the Property other than those obligations which by this Agreement, or any closing delivery, specifically becomes the obligation of Buyer; or (iii) arising from any breach of any representation or warranty made by Seller in this Agreement.

     7.7 BUYER'S INDEMNIFICATION. Buyer agrees to indemnify, defend and hold Seller and Seller Indemnitees harmless from any Loss (i) suffered by Seller arising from any act or omission of Buyer, its agents, employees or contractors occurring on or after the Closing; (ii) arising from any breach by Buyer of any obligation of Buyer related to the Property which by this Agreement, or any closing delivery, specifically becomes the obligation of Buyer; or (iii) arising from any breach of any representation or warranty made by Buyer in this Agreement.

     7.8 BUYER DEFAULT; LIQUIDATED DAMAGES. PRIOR TO ENTERING INTO THIS TRANSACTION, BUYER AND SELLER HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IN THE EVENT BUYER SHALL DEFAULT ON

ITS OBLIGATIONS UNDER THIS AGREEMENT. THE PARTIES REALIZE THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF DAMAGES WHICH WOULD BE SUFFERED BY SELLER IN THE EVENT OF BUYER'S DEFAULT UNDER THIS AGREEMENT. CONSEQUENTLY, THE PARTIES HEREBY AGREE THAT THE REASONABLE ESTIMATE OF SAID DAMAGES IS THE SUM OF BUYER'S DEPOSIT HELD IN ESCROW (INCLUDING THE ACCRUED INTEREST THEREON), AND IN THE EVENT THAT ALL OF THE CONDITIONS TO BUYER'S OBLIGATIONS CONTAINED IN THIS AGREEMENT HAVE BEEN SATISFIED OR WAIVED AND SELLER IS NOT OTHERWISE IN DEFAULT UNDER THIS AGREEMENT, SELLER SHALL, AS ITS SOLE AND EXCLUSIVE REMEDY, BE ENTITLED TO RECOVER SUCH SUM AS LIQUIDATED DAMAGES.

           Initials:
                                 ---------------        ---------------
                                      Seller                 Buyer

8. TERMINATION

     8.1 BUYER'S RIGHT TO TERMINATE. In the event there is a failure of a condition to Buyer's obligation as set forth in Sections 3 and 4.1 above and so long as Buyer is not in default hereunder, Buyer may terminate this Agreement by giving written notice to Escrow Agent and Seller not later than the first to occur of (i) ten (10) days after the condition has failed (which as to conditions requiring approval by Buyer, shall be the date Buyer has given Seller written notice of disapproval of any item which Buyer has the right to approve under Section 3 unless Seller has an opportunity to cure, in which case the date shall be ten (10) days after the last date on which Seller can cure the disapproved item under Section 3 or ten (10) days after the date on which Seller gives Buyer written notice that it will not cure the disapproved item, whichever occurs first), or (ii) the agreed Closing Date. Failure by Buyer to terminate as provided in this paragraph shall be deemed a waiver of the condition which has failed. If such condition required approval by Buyer, such failure to terminate shall also be deemed an approval of the previously disapproved item. If Buyer terminates as provided in this Section 8.1 based on a failure of condition caused by the conduct of Seller, Seller shall pay all title and escrow cancellation charges, and the Deposit shall be refunded to Buyer. If Buyer terminates based on a failure of any other condition in Section 3, Buyer and Seller shall each pay one-half of all title and escrow cancellation charges and the Deposit (less Buyer's share of such cancellation charges) shall be refunded to Buyer.

     8.2 SELLER'S RIGHT TO TERMINATE. In the event of a failure of a condition to Seller's obligation as set forth in Section 4.2 above, Seller may terminate this Agreement by giving written notice to Escrow Agent and Buyer at any time prior to the Closing. Failure of Seller to terminate as provided in this paragraph shall be deemed a waiver by Seller of the condition which has failed, and if such condition required approval by Seller, such failure shall be deemed an approval of the previously disapproved item. If Seller terminates based upon a failure of any condition in Sections 4.2.1, 4.2.2, or 4.2.3, Buyer shall pay all title and escrow cancellation charges and the Deposit shall be retained by Seller as provided in Section 7.8. If Seller terminates based upon a failure of any condition in Sections 4.2.4 or 4.2.5, Seller shall pay all title and escrow cancellation charges and the Deposit shall be refunded to Buyer.

9. GENERAL PROVISIONS

     9.1 TIME OF ESSENCE. Time is of the essence concerning the obligations of the parties hereunder.

     9.2 ASSIGNMENT. Buyer shall the right to assign this Agreement to an entity in which Buyer is a managing and controlling partner, member or principal or in which Buyer owns at least fifty percent (50%) of the voting stock thereof (an "Affiliate"), without obtaining Seller's prior written consent. Buyer may not assign this Agreement to a party other than an Affiliate without the prior written consent of Seller, which consent shall not be unreasonably withheld by Seller. Any attempted assignment to a party other than an Affiliate without Seller's prior written consent, will, at Seller's option, be voidable and constitute a material breach of this Agreement. If Seller consents to an assignment, the assignment will not be effective against Seller until Buyer delivers to Seller a fully executed copy of the assignment instrument, which instrument must be satisfactory to Seller in both form and substance and pursuant to which the assignee assumes and agrees to perform for the benefit of Seller the obligations of Buyer under this Agreement, and pursuant to which the assignee makes the warranties and representations required of Buyer under this Agreement and such other representations and warranties as Seller may reasonably require. Any such assignment will not release Buyer from any of its obligations under this Agreement.

     9.3 AMENDMENT. This Agreement may be supplemented, amended, or modified only by the mutual agreement of the parties. No supplement, amendment, or modification of this Agreement shall be binding unless it is in writing and signed by both parties.

     9.4 SUCCESSORS AND ASSIGNS. Subject to the provisions hereof, the terms and provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties.

     9.5 MEANING OF TERMS. When necessary herein, all terms used in the singular shall apply to the plural, and vice versa; and all terms used in the masculine shall apply to the neuter and feminine genders.

     9.6 ENTIRE AGREEMENT. This Agreement is the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements between the parties concerning the same. No claim of waiver, modification, consent or acquiescence concerning any of the provisions of this Agreement shall be made against either party, except on the basis of a written instrument executed by or on behalf of such party.

     9.7 GOVERNING LAW. This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of California.

     9.8 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     9.9 ATTORNEYS' FEES. If either Seller or Buyer obtains legal counsel or brings an action against the other by reason of the breach of any covenant, provision or condition hereof, or otherwise arising out of this Agreement, the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees, paralegal fees and reasonable costs, which shall be payable whether or not any action is prosecuted to judgment.

     9.10 NOTICES. All notices, requests, demands, and other communications required or permitted to be given under this Agreement shall be given in writing (at the addresses set forth below) by any of the following means: (i) personal service; (ii) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (iii) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either (i) or (ii) hereof shall be deemed received upon such personal service or upon confirmation of receipt by electronic means, and, if sent pursuant to (iii) shall be deemed received three (3) days after deposit in the mail:

               Seller:                    American Retirement Villas Properties
                                          III
                                          245 Fischer Avenue, D-1
                                          Costa Mesa, CA 92626
                                          Attn: Legal Department
                                          Facsimile: (714) 435-7102

               Buyer:                     Meta Housing Corporation
                                          4100 W. Alameda Avenue, Suite 205
                                          Burbank, CA 91505
                                          Attn: John Huskey
                                          Facsimile: (818) 557-5697

               Escrow Agent:              Fidelity National Title Company
                                          1300 Dove Street, Suite 310
                                          Newport Beach, CA 92660
                                          Attn: Patty Beverly
                                          Facsimile: (714) 622-4167

     9.11 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance is determined to be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     9.12 FURTHER ASSURANCES. Each party agrees to do all acts and things and to make, execute and deliver such written instruments as are reasonably necessary to carry out the terms and provisions of this Agreement.

     9.13 NO THIRD PARTY BENEFITS. Nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto, their successors and permitted assigns, any right, remedy or claim under or concerning this Agreement or any provision hereof.

     9.14 CONFIDENTIALITY. In that it is in Seller's and Buyer's best interests to keep this Agreement and all information concerning the Property confidential until the Closing, neither of them shall take any action nor conduct itself in any fashion that would disclose any aspect of the contemplated transaction to third parties unrelated to Buyer's acquisition or intended ownership and operation of the Property or the Affiliated Properties. Notwithstanding the foregoing, Buyer may disclose the contents of this Agreement and the materials obtained hereunder with prospective lenders, equity participants and their brokers, accountants, attorneys and other professionals, to the extent that such disclosure is reasonably necessary and required to facilitate the closing of the transaction contemplated by this Agreement and said third parties acknowledge and agree to preserve the confidentiality of the information so disclosed. After Closing, neither party shall make any public announcement of the transaction that has not been approved in advance and in writing by the other party.

     9.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together shall constitute one agreement.

     9.16 WAIVER. No waiver of a breach, failure of any condition, or any right or remedy contained in or granted by the provisions of this Agreement shall be effective unless it is in writing and signed by the party waiving the breach, failure, right, or remedy. No waiver of any breach, failure, right, or remedy shall be deemed a waiver of any other breach, failure, right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver unless the writing so specifies.

     9.17 AMBIGUITIES. Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

     9.18 COUNTING DAYS. Days shall be counted by excluding the first day and including the last day, unless the last day is a Saturday, a Sunday, or a legal holiday, and then it shall be excluded. Any act required by this Agreement to be performed by a certain day shall be timely performed if completed before 5:00 p.m. local time on that date. If the day for performance of any obligation under this Agreement is a Saturday, a Sunday, or a legal holiday, then the time for performance of that obligation shall be extended to 5:00 p.m. local time on the first following day that is not a Saturday, Sunday, or legal holiday.

     9.19 POSSESSION OF THE PROPERTY. Seller will deliver possession of the Property to Buyer upon the Close of Escrow, subject to the rights of any tenants.

     9.20 EXHIBITS. All exhibits and schedules to which reference is made in this Agreement and which are attached hereto are deemed incorporated in this Agreement.

     9.21 NO RECORDATION. No memorandum or other document relating to this Agreement will be recorded without the prior written consent of Seller, and any such consent or approval will be conditioned upon Buyer providing Seller with a quitclaim deed fully executed and acknowledged by Buyer, quitclaiming any and all interests that it may have in the Property to Seller, which quitclaim deed Seller may record in the event that this Agreement is terminated or the transaction contemplated herein is not consummated.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

          SELLER: AMERICAN RETIREMENT VILLA PROPERTIES III, a California limited partnership

                                          By: ARV Assisted Living, Inc.,
                                            a Delaware corporation,
                                            its General Partner

                                            By:    /s/ SHEILA M. MULDOON
                                            Name: Sheila M. Muldoon
                                            Its:    Senior Vice President

          BUYER:                          META HOUSING CORPORATION,
                                          a California corporation

                                          By:    /s/ JOHN M. HUSKEY
                                          Name: John M. Huskey
                                          Its:    President

          AGREED AND ACCEPTED:

          ESCROW AGENT:                   FIDELITY NATIONAL TITLE COMPANY

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Its:
                                          --------------------------------------

                                   APPENDIX C

                                LETTER OF INTENT

                               [ARVP LETTERHEAD]

                               September 21, 1998

Via Telecopier and U.S. Mail
Brent Hogan
Marens & Millistrap
1055 West 7th Street, Suite 1700
Los Angeles, CA 90017

     Re: Cedar Villas, 301 E. Cedar Street, Ontario, CA (137 Units);
       Pacific Villas, 3642 N. Garey Avenue, Pomona, CA (132 Units); and Villa Azusa, 200 E. Gladstone Street, Azusa, CA (147 Units)

Dear Mr. Hogan:

     This will acknowledge receipt of the August 21, 1998 counteroffer of United Housing and Community Service Corp. ("United Housing"), which revised the August 18, 1998 letter of intent prepared by American Retirement Villas Properties III, a California limited partnership ("ARVP III"), collectively the "Counteroffer," regarding the purchase of the above-referenced properties (the "Properties"). Please note, however, that as of September 4, 1998, ARVP III, as owner and seller of the Properties, entered into a letter of intent with another prospective buyer ("First Buyer") regarding the purchase and sale of the Properties (the "First Transaction"). ARVP III and First Buyer are now involved in the negotiation and preparation of a binding agreement of purchase and sale and propose to open escrow thereon immediately following execution of a definitive agreement.

     Notwithstanding the foregoing, ARVP III proposes to accept the Counteroffer of United Housing in a secondary, back-up position to the First Transaction, subject to the following terms and conditions.

1. NATURE OF LETTER OF INTENT

     This letter of intent is not intended to substitute a binding agreement but rather to serve as the basis for negotiating and drafting a definitive purchase and sub agreement between the parties containing the terms and conditions stated in this letter of intent, as well as other terms and conditions to be determined. The parties contemplate preparation of a more detailed purchase and sale agreement containing additional terms and conditions that are customary for a transaction of the nature contemplated in this letter of intent. The parties agree to negotiate in good faith and adopt industry standards, if any, with respect to any key points in the purchase and sale agreement not covered herein.

II. PURCHASE PRICE

     A. The Purchase Price for the Properties shall be Seventeen Million Eight Hundred Fifty Thousand Dollars ($17,850,000.00).

     B. The Purchase Price shall be paid in cash at the close of escrow.

III. PURCHASE AND SALE AGREEMENT

     Within five (5) business days of ARVP III's service of written notice that the First Transaction has been terminated and that First Buyer has no further rights or interests in or to the Properties, ARVP III and United Housing will be required to execute and deliver a purchase and sale agreement that will include, among other things, the business terms specified in this letter of intent and such other terms and conditions as are mutually negotiated between the parties.

IV. DUE DILIGENCE INVESTIGATION

     United Housing shall have thirty (30) days after the mutual execution of a definitive purchase and sale agreement (the "Due Diligence Period"), within which to physically inspect the Properties and investigate all books, records, legal documents, and other information in ARVP III's possession or under its control concerning the title to the Properties, the construction of the improvements on the Properties, or the condition of the improvements on the Properties, in order to determine, in Buyer's discretion, whether Buyer desires to acquire the Properties in their existing conditions.

V. CLOSE OF ESCROW

     Escrow shall close on or before fifteen (15) days after the expiration of the Due Diligence Period.

VI. FINANCIAL ABILITY OF UNITED HOUSING

     Within five (5) business days from the mutual execution of this letter of intent, United Housing shall provide to ARPV III, in form and context satisfactory to ARVP III, written verification of sufficient funds to close the transaction contemplated herein.

VII. BROKER'S COMMISSION

     If the purchase and sale transaction contemplated in this letter of intent is consummated, ARVP III shall pay a sales commission equal to Two Percent (2%) of the Purchase Price to United Housing's broker.

VIII. CONTINUED EFFECT OF COUNTEROFFER

     All provisions of the Counteroffer, except as modified by this letter, shall remain in full force and effect and are reaffirmed. In the event of any conflict, inconsistency, or incongruity between any provision of this letter and any provision of the Counteroffer, the provisions of this letter shall govern and control. This letter, together with the Counteroffer, constitutes the entire agreement between ARVP III and United Housing pertaining to the purchase and sale of the Properties.

IX. ACKNOWLEDGEMENT OF BACK-UP POSITION

     United Housing hereby acknowledges that the Counteroffer, as amended by this letter, has been accepted by ARVP III in a secondary position as a back-up offer and the accepted offer of the First Buyer. United Housing further acknowledges ARVP III shall have no obligation to sell the Properties to United Housing unless and until the First Transaction is reevaluated and the First Buyer has no further right or title in or to the Properties. United Housing shall have no right, title or interest in or to the Properties until such time, if at all, as ARVP III and United Housing enter into a definitive agreement providing for the purchase and sale of the Properties.

X. EXPIRATION OF LETTER OF INTENT

     This letter of intent shall expire for all purposes if it has not been accepted by United Housing and returned to ARVP III on or before September 25, 1998.

     If the foregoing terms correctly state your understanding of the terms on which the parties will proceed with the possible purchase and sale of the Properties, please sign and return the enclosed copy of this letter. This Letter will serve as the basis on which to proceed with further negotiations.

Sincerely,

AMERICAN RETIREMENT VILLAS PROPERTIES III, a California limited partnership

By: ARV Assisted Living, Inc.
    a Delaware corporation
    its General Partner

     By:
       /s/ DOUGLAS ARMSTRONG

       -------------------------------------------------------------
       DOUGLAS Armstrong
       Attorney for ARV Assisted Living, Inc.

AGREED TO AND ACCEPTED BY:

UNITED HOUSING AND COMMUNITY SERVICE CORP.

By: /s/  MARK MANDELLE                                      Dated: 9/23/98
----------------------------------------------------        ----------------------------------------------
Name:  Mark Mandelle
-------------------------------------------------
Its:  Partner
----------------------------------------------------